As filed with the Securities and Exchange Commission on December 15, 2015

Securities Act File No. ______

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

RIDGEWORTH FUNDS

(Exact Name of Registrant as Specified in Charter)

3333 Piedmont Road, Suite 1500

Atlanta, GA 30305

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-888-784-3863

Julia R. Short

President

RidgeWorth Funds

3333 Piedmont Road, Suite 1500

Atlanta, GA 30305

(Name and Address of Agent for Service)

Copies to:

W. John McGuire, Esq. Morgan, Lewis & Bockius LLP 2020 K Street, NW Washington, DC 20006	Thomas S. Harman, Esq. Morgan, Lewis & Bockius LLP 2020 K Street, NW Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Title of securities being registered: Shares of beneficial interest, no par value, of RidgeWorth Capital Innovations Global Resources and Infrastructure Fund, a series of the Registrant.

It is proposed that this filing will become effective on January 14, 2016 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is due because the Registrant has previously registered an indefinite number of shares under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940.

Investment Managers Series Trust

Capital Innovations Global Agri, Timber, Infrastructure Fund

P.O. Box 2175

Milwaukee, WI 53201

(888) 990-9950

[            ], 201[    ]

Dear Valued Shareholder:

A Special Meeting of Shareholders of the Capital Innovations Global Agri, Timber, Infrastructure Fund, a series of Investment Managers Series Trust (“IMST”), has been scheduled for [ ] (the “Special Meeting”). The Special Meeting has been called to vote on a proposal (the “Reorganization”) to reorganize the Capital Innovations Global Agri, Timber, Infrastructure Fund (the “Target Fund”) into the RidgeWorth Capital Innovations Global Resources and Infrastructure Fund (the “Acquiring Fund”), a series of RidgeWorth Funds (the “Trust”). The Acquiring Fund is a newly created series of the Trust that is designed to be similar from an investment perspective to the Target Fund.

Liberty Street Advisors, Inc. (“Liberty Street”) is the investment adviser, and Capital Innovations, LLC (“Capital Innovations”) is the subadviser, for the Target Fund. RidgeWorth Capital Management LLC (“RidgeWorth Investments”) is the investment adviser, and Capital Innovations is the subadviser, for the Acquiring Fund. The investment objectives, policies and strategies of the Acquiring Fund and Target Fund are similar, as further described in the attached Combined Proxy Statement/Prospectus. For the reasons discussed below and in the attached Combined Proxy Statement/Prospectus, based on Liberty Street’s recommendations, the Board of Trustees of IMST has approved the Reorganization and the solicitation for the Reorganization to appropriate shareholders.

If an Agreement and Plan of Reorganization between IMST and the Trust regarding the proposed Reorganization of the Target Fund (the “Plan”) is approved by shareholders of the Target Fund and the Reorganization is completed, each shareholder of the Target Fund will receive a number of full and fractional shares of the Acquiring Fund equal in aggregate value on a class-by-class basis at the time of the exchange to the aggregate value of such shareholder’s shares of the corresponding class of the Target Fund. Shareholders of Class A Shares, Class C Shares, and Institutional Class Shares of the Target Fund will receive A Shares, C Shares, and I Shares, respectively, of the Acquiring Fund.

The Acquiring Fund is a newly organized fund that will commence operation upon the closing of the Reorganization of the Target Fund, and the Target Fund would then be dissolved. The Reorganization generally is not expected to result in the recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. If the shareholders of the Target Fund do not approve the proposed Reorganization, then the Reorganization will not be implemented.

The attached Combined Proxy Statement/Prospectus is designed to give you more information about the proposal. If you have any questions regarding the proposal to be voted on, please do not hesitate to call (XXX) XXX-XXXX. If you are a shareholder of record of the Target Fund as of the close of business on [ ], the Record Date for the Special Meeting, you are entitled to vote on the proposal at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we encourage you to cast your vote by filling out, signing and returning the Proxy Card in the enclosed, postage-paid envelope. Whether or not you are planning to attend the Special Meeting, we need your vote. In the alternative, please call the toll-free number on your Proxy Card to vote by telephone using the enclosed instructions. You can also vote on the Internet at the website address listed on your Proxy Card. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of IMST at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Capital Innovations Global Agri, Timber, Infrastructure Fund.

Sincerely,

/s/ Maureen Quill
Maureen Quill
President, Investment Managers Series Trust

Investment Managers Series Trust

Capital Innovations Global Agri, Timber, Infrastructure Fund

P.O. Box 2175

Milwaukee, WI 53201

(888) 990-9950

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD [ ]

Investment Managers Series Trust, a Delaware statutory trust (“IMST”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the Capital Innovations Global Agri, Timber, Infrastructure Fund, a series of IMST (the “Target Fund”), on [            ] at [ ], at the offices of [ ]. At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote upon the proposal below.

1.	An Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Target Fund to the RidgeWorth Capital Innovations Global Resources and Infrastructure Fund (the “Acquiring Fund”), a newly created series of RidgeWorth Funds (the “Trust”), in exchange for (a) shares of each class of the Acquiring Fund corresponding to an outstanding class of shares of the Target Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the corresponding class of shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders holding each class of its shares of the shares of the corresponding class of the Acquiring Fund in proportion to their respective holdings of shares of the applicable class of the Target Fund; and

2.	The transaction of such other business as may properly come before the Special Meeting or any adjournments thereof.

Only shareholders of record of the Target Fund at the close of business on [ ], the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or adjournments thereof.

YOUR VOTE IS IMPORTANT.

Please return your Proxy Card promptly or vote your proxy on the Internet or by telephone using the website address and toll-free telephone number found on your Proxy Card.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting.” Whether or not you expect to attend the Special Meeting, please submit your vote by toll-free telephone or through the Internet according to the enclosed voting instructions. You may also vote by completing, dating and signing your Proxy Card and mailing it in the enclosed postage prepaid envelope. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of IMST at the address noted in the Proxy Statement/Prospectus or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or Internet website address listed in the enclosed voting instructions or submitting a later dated Proxy Card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

By order of the Board of Trustees

/s/ Maureen Quill
Maureen Quill
President, Investment Managers Series Trust

Investment Managers Series Trust

Capital Innovations Global Agri, Timber, Infrastructure Fund

P.O. Box 2175

Milwaukee, WI 53201

(888) 990-9950

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: [ ]

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement to solicit votes from shareholders of the Capital Innovations Global Agri, Timber, Infrastructure Fund (the “Target Fund”), a series of Investment Managers Series Trust (“IMST”), and a prospectus for the RidgeWorth Capital Innovations Global Resources and Infrastructure Fund (the “Acquiring Fund”), a new series of RidgeWorth Funds (the “Trust”). This combined proxy statement/prospectus is referred to below as the “Proxy Statement.”

The Proxy Statement is being provided to you by IMST in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization between IMST and the Trust (the form of which is attached as Appendix A) (the “Plan”) regarding the proposed reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”) at the special meeting of the Target Fund’s shareholders (“Special Meeting”). The Proxy Statement contains the information that shareholders of the Target Fund should know before voting on the Plan.

Approval of the shareholders of the Target Fund is needed to proceed with the Reorganization, and the Special Meeting will be held on [ ] to consider the Reorganization. If the shareholders of the Target Fund do not approve the proposed Reorganization of the Target Fund, then the Reorganization will not be implemented.

We are sending this document to you for your use in deciding whether to approve the Plan relating to the Target Fund. This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a Proxy Card.

Question: What is the purpose of the Reorganization?

Answer: The Target Fund currently operates as a separate series of IMST. Liberty Street Advisors, Inc. (“Liberty Street”) currently is the investment adviser to the Target Fund, and Capital Innovations, LLC (“Capital Innovations”) currently provides day-to-day portfolio management services to the Target Fund as its subadviser.

The investment objectives, policies and strategies of the Target Fund and the Acquiring Fund are similar. After the Reorganization of the Target Fund, Liberty Street will no longer serve as investment adviser to the Target Fund. RidgeWorth Capital Management LLC (“RidgeWorth Investments”) will become the Acquiring Fund’s investment adviser. Capital Innovations, which is currently the subadviser for the Target Fund and responsible for the day-to-day management of the Target Fund’s portfolio, will continue as the Acquiring Fund’s investment subadviser. Because Capital Innovations will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio, the Reorganization will not change the way your investment assets are managed.

The Trust is not affiliated with IMST or Liberty Street. The Trust and IMST have different Boards of Trustees. Custody, administration, accounting, transfer agency, and distribution services (“Third Party Service Arrangements”) are provided to IMST by Mutual Fund Administration Corporation (“MFAC”) (co-administration), UMB Fund Services, Inc. (“UMBFS”) (co-administration, fund accounting and transfer agency), UMB Bank, n.a. (custody), and Foreside Fund Services, LLC (distribution). Third Party Service Arrangements are provided to the Trust by State Street Bank and Trust Company (“State Street”) (administration, fund accounting, custody), Boston Financial Data Services, Inc. (transfer agency), and RidgeWorth Distributors, LLC (distribution).

Upon the recommendation of Liberty Street, the Board of Trustees of IMST (the “Board”) has approved the reorganization of the Target Fund as a new series of the Trust. In order to reconstitute the Target Fund under the Trust umbrella, a similar corresponding fund, the Acquiring Fund, has been created as a new series of the Trust. If shareholders of the Target Fund approve the Reorganization, then all of the assets of the Target Fund will be acquired by the Acquiring Fund and your shares of the Target Fund will be converted into shares of the Acquiring Fund.

Question: How will the Reorganization work?

Answer: Subject to the approval of the shareholders of the Target Fund, pursuant to the Plan, the Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities. The Target Fund will then liquidate and distribute the shares it receives from the Acquiring Fund to the shareholders of the Target Fund. Shareholders of the Target Fund will become shareholders of the Acquiring Fund, and immediately after the Reorganization each shareholder will hold a number of full and fractional shares of the Acquiring Fund equal in aggregate value on a class-by-class basis at the time of the exchange to the aggregate value of such shareholder’s shares of the corresponding class of the Target Fund immediately prior to the Reorganization.

If the Plan is carried out as proposed with respect to the Target Fund, we generally do not expect the transaction will result in the recognition of gain or loss by either the Target Fund or its shareholders for federal income tax purposes. Please refer to the Proxy Statement for a detailed explanation of the proposal. The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which Target Fund share class you currently own:

Capital Innovations Global Agri, Timber, Infrastructure Fund (Target Fund)	RidgeWorth Capital Innovations Global Resources and Infrastructure Fund (Acquiring Fund)
Class A Shares	A Shares
Class C Shares	C Shares
Institutional Class Shares	I Shares

If the Plan is approved by shareholders of the Target Fund at the Special Meeting, the Reorganization presently is expected to be effective after the close of business (i.e. 4:00 p.m. Eastern time) on or about [ ].

Question: How will this affect my investment?

Answer: Your investment will not be affected by the Reorganization. Following the Reorganization, you will be a shareholder of the Acquiring Fund, which has a similar investment objective and similar investment strategies as the Target Fund. In addition, Capital Innovations will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio after the Reorganization. The Acquiring Fund will be managed in the same way as the Target Fund. The primary differences will be (1) the investment adviser to the Acquiring Fund, (2) the service providers that provide Third Party Service Arrangements (i.e., custody, administrative, transfer agent, distribution and other general support services) to the Acquiring Fund, (3) the Acquiring Fund will be a series of the Trust instead of IMST, and (4) the Acquiring Fund will be governed by a different board of trustees than the Target Fund. You will receive shares of the Acquiring Fund equal in aggregate value at the time of the exchange to the aggregate value of your shares of the Target Fund immediately prior to the Reorganization. The Reorganization will not affect the value of your investment at the time of Reorganization and your interest in the Target Fund will not be diluted. The Reorganization generally is not expected to result in recognition of gain or loss by the Target Fund or its shareholders for federal income tax purposes.

Question: How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of the Target Fund?

Answer: The fees and expenses of each class of shares of the Acquiring Fund are expected to be lower than those of the corresponding classes of the Target Fund following the Reorganization. There will be a reduction in the current annual advisory fee rate paid by the Target Fund in connection with the Reorganization. In addition, RidgeWorth Investments has agreed that, for a period of at least two years from the date of the Reorganization, the fees and expenses attributable to the A, C and I Shares of the Acquiring Fund will be capped at levels that are no higher than the current fee and expense cap levels of the corresponding classes of the Target Fund.

Question: Will Liberty Street and Capital Innovations benefit from the Reorganization?

Answer: If shareholders approve the Reorganization, RidgeWorth Investments will replace Liberty Street as investment adviser and has agreed to pay a fee to Liberty Street as part of the closing of the Reorganization for Liberty Street’s assistance with obtaining approval of the Reorganization and its assistance with the transition. Capital Innovations will continue as subadviser and provide the day-to-day portfolio management.

Question: Will I be charged a sales charge, contingent deferred sales charge (“CDSC”), or a redemption fee as a result of the Reorganization?

Answer: No sales charge, CDSC or redemption fees will be imposed to any shareholders as a result of the Reorganization.

Question: What will happen if the Plan is not approved?

Answer: If the shareholders of the Target Fund do not approve the proposed Reorganization of the Target Fund, then the Reorganization will not be implemented. In such case, the Board will consider what further actions to take with respect to the Target Fund, which may include termination of the Target Fund.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card (or by telephone or Internet) will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the amount of shares you own.

Question: What action has the Board of Trustees taken?

Answer: After careful consideration and upon recommendation of Liberty Street, the Board has approved the Reorganization and authorized the solicitation of proxies “FOR” the Plan.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: RidgeWorth Investments will pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and the Proxy Statement. The Target Fund will not incur any expenses in connection with the Reorganization.

Question: How do I cast my vote?

Answer: You may vote on the Internet at the website provided on your Proxy Card or you may vote by telephone using the toll free number found on your Proxy Card. You may also use the enclosed postage-paid envelope to mail your Proxy Card. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Question: Who do I call if I have questions?

Answer: We will be happy to answer your questions about the proxy solicitation. Please call the proxy information line at (XXX) XXX-XXXX. Representatives are available Monday through Friday [ ] a.m. to [ ] p.m. Eastern time.

COMBINED PROXY STATEMENT AND PROSPECTUS

[date]

FOR THE REORGANIZATION OF

Capital Innovations Global Agri, Timber, Infrastructure Fund,

a series of Investment Managers Series Trust

P.O. Box 2175

Milwaukee, WI 53201

(888) 990-9950

INTO

RidgeWorth Capital Innovations Global Resources and Infrastructure Fund,

a series of RidgeWorth Funds

3333 Piedmont Road, Suite 1500

Atlanta, GA 30305

(888) 784-3863

This Combined Proxy Statement and Prospectus (this “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees of Investment Managers Series Trust (“IMST”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of Capital Innovations Global Agri, Timber, Infrastructure Fund, a series of IMST (the “Target Fund”), to be held at the offices of [ ] on [ ] at [ ], Eastern time. At the Special Meeting, you and the other shareholders of the Target Fund will be asked to consider and vote upon the proposal below.

1.	An Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Target Fund to the RidgeWorth Capital Innovations Global Resources and Infrastructure Fund (the “Acquiring Fund”), a newly created series of RidgeWorth Funds (the “Trust”), in exchange for (a) shares of each class of the Acquiring Fund corresponding to an outstanding class of shares of the Target Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the corresponding class of shares of the Target Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Target Fund, followed by (ii) the liquidating distribution by the Target Fund to its shareholders holding each class of its shares of the shares of the corresponding class of the Acquiring Fund in proportion to their respective holdings of shares the applicable class of the Target Fund; and

2.	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to IMST, in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions or by submitting a later dated Proxy Card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

The Target Fund is a series of IMST, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust. The Acquiring Fund is a newly created series of the Trust, also an open-end management investment company registered with the SEC, but organized as a Massachusetts business trust.

The following Target Fund documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

•	Prospectus and Statement of Additional Information of the Target Fund dated April 1, 2015;

•	Annual Report to Shareholders of the Target Fund dated November 30, 2014.

•	Semi-Annual Report to Shareholders of the Target Fund dated May 31, 2015.

The Target Fund’s Prospectus dated April 1, 2015 and Annual Report to Shareholders for the fiscal year ended November 30, 2014, containing audited financial statements, and the Semi-Annual Report to Shareholders for the six month period ended May 31, 2015, have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to IMST or by calling (888) 990-9950

Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for the Acquiring Fund at this time.

This Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated [ ] relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information is available upon request and without charge by calling (XXX) XXX-XXXX.

IMST expects that this Proxy Statement will be mailed to shareholders on or about [ ].

Date: [ ]

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

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PROPOSAL: APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

PROPOSED REORGANIZATION

Overview

Based on the recommendation of Liberty Street Advisors, Inc. (“Liberty Street”), the adviser for Capital Innovations Global Agri, Timber, Infrastructure Fund (the “Target Fund”), the Board of Trustees of Investment Managers Series Trust (“IMST”) (the “Board”) has called the Special Meeting to ask shareholders to consider and vote on the proposed reorganization (the “Reorganization”) of the Target Fund into the RidgeWorth Capital Innovations Global Resources and Infrastructure Fund (the “Acquiring Fund”), a new series of RidgeWorth Funds (the “Trust”) (the Target Fund and Acquiring Fund are each sometimes referred to below as a “Fund”). The Board (including a majority of the independent trustees, meaning those trustees who are not “interested persons” of IMST as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) believes that the Reorganization is in the best interests of the Target Fund and its shareholders. The Board considered and approved the Reorganization at a meeting held on December [10], 2015, subject to the approval of the Target Fund’s shareholders.

The Target Fund currently operates as a separate series of IMST. Liberty Street currently is the investment adviser to the Target Fund, and Capital Innovations, LLC (“Capital Innovations”) currently provides day-to-day portfolio management services to the Target Fund’s portfolio as its subadviser. Liberty Street has recommended that the Target Fund be reconstituted as a series of the Trust.

In order to reconstitute the Target Fund under the Trust umbrella, a similar corresponding fund, referred to as the “Acquiring Fund,” has been created as a new series of the Trust. If shareholders approve the Reorganization, then all of the assets and liabilities of the Target Fund will be acquired by the Acquiring Fund and your shares of the Target Fund will be converted into shares of the Acquiring Fund.

The investment objectives, policies and strategies of the Target Fund and the Acquiring Fund are similar. After the Reorganization of the Target Fund, Liberty Street will no longer serve as investment adviser to the Target Fund and RidgeWorth Capital Management LLC (“RidgeWorth Investments”) will serve as the Acquiring Fund’s investment adviser. Capital Innovations, which is currently the subadviser for the Target Fund and responsible for the day-to-day management of the Target Fund’s portfolio, will continue as the Acquiring Fund’s investment subadviser. Because Capital Innovations will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio, the Reorganization will not change the way your investment assets are managed.

IMST is a multiple series trust that offers a number of portfolios managed by separate investment advisers and/or subadvisers. As of [ ], IMST consisted of [ ] portfolios representing approximately $[ ] billion in assets, managed by [ ] advisers. The Trust offers 28 portfolios managed by RidgeWorth Investments as part of RidgeWorth Funds. As of [ ], the Trust represented approximately $[ ] billion in assets. IMST is not affiliated with the Trust or RidgeWorth Investments. IMST and the Trust have different Boards of Trustees. Custody, administration, accounting, transfer agency, and distribution services (“Third Party Service Arrangements”) are provided to IMST by Mutual Fund Administration Corporation (“MFAC”) (co-administration), UMB Fund Services, Inc. (“UMBFS”) (co-administration, fund accounting and transfer agency), UMB Bank, n.a. (custody), and Foreside Fund Services, LLC (distribution). Third Party Service Arrangements are provided to the Trust by State Street Bank and Trust Company (“State Street”) (administration, fund accounting, custody), Boston Financial Data Services, Inc. (transfer agency), and RidgeWorth Distributors, LLC (distribution).

RidgeWorth Investments and the Trust, including the Acquiring Fund, have obtained an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (the “SEC”) permitting RidgeWorth Investments, on behalf of the Acquiring Fund and subject to the approval of the Trust’s Board, including a majority of the Board members who are not “interested persons” (as the term is defined in the 1940 Act) of the Trust, to hire or terminate unaffiliated subadvisers and to modify any existing or future subadvisory agreement with an unaffiliated subadviser without shareholder approval. The Board of the Trust can terminate the subadvisory agreement with Capital Innovations and replace Capital Innovations with another unaffiliated subadviser without shareholder approval under the terms of the Order. By approving the Reorganization, shareholders are agreeing to the terms and structure of the Acquiring Fund, including the terms and conditions of the Order.

IMST believes that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of the Reorganization is conditioned upon the receipt by IMST and the Trust of an opinion to such effect from tax counsel to the Trust. If the Reorganization so qualifies, shareholders generally will not recognize any gain or loss for federal income tax purposes on the receipt of Target Fund shares in the Reorganization. Furthermore, the Target Fund will not pay for the costs of the Reorganization and the Special Meeting. RidgeWorth Investments will bear the costs

3

associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, Liberty Street or RidgeWorth Investments also may solicit proxies, without special compensation, by telephone, facsimile or otherwise.

The Board of IMST, including a majority of the Trustees who are not interested persons of the Target Fund, believes that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Target Fund will not be diluted as a result of the proposed Reorganization. In approving the Reorganization, the Board considered, among other things, that: (1) the Reorganization was recommended by Liberty Street; (2) the investment objectives, policies and strategies of the Target Fund and the Acquiring Fund are similar; (3) Capital Innovations will continue to provide the day-to-day management of the Acquiring Fund’s portfolio; (4) the total annual operating expenses for each share class of the Acquiring Fund prior to any fee waiver and expense reimbursement is expected to be lower than the expenses of the applicable share classes of the Target Fund prior to any fee waiver and expense reimbursement as of the most recent fiscal year end; (5) RidgeWorth Investments has agreed for a period of two years from the date of the Reorganization that the fees and expenses attributable to the A, C and I Shares of the Acquiring Fund will be capped at levels that are no higher than the current fee and expense cap levels of the corresponding classes of the Target Fund; (6) the Target Fund will not bear the cost of the Reorganization; and (7) the Reorganization is expected to constitute a reorganization within the meaning of Section 368(a) of the Code.

Based on Liberty Street’s recommendation, the Board approved the solicitation of the shareholders of the Target Fund to vote “FOR” the approval of the Agreement and Plan of Reorganization (the “Plan”), the form of which is attached to this Proxy Statement in Appendix A.

Comparison of Fees and Expenses

The following summary of Target Fund Expenses shows the fees for the Target Fund based on the Target Fund’s [fiscal year ended November 30, 2014]. As the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, the Other Expenses shown for the Acquiring Fund are estimates.

Shareholder Fees

(fees paid directly from your investments)

	Target Fund Class A Shares		Acquiring Fund Pro forma A Shares
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.75	%(1)	5.75%
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00	%(2)	None
Wire fee	$20		None
Overnight check delivery fee	$25		[	]
Retirement account fees (annual maintenance fee)	$15		[	]

	Target Fund Class C Shares		Acquiring Fund Pro forma C Shares
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	1.00	%(3)	1.00%
Wire fee	$20		None
Overnight check delivery fee	$25		[	]
Retirement account fees (annual maintenance fee)	$15		[	]

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	Target Fund Institutional Class Shares	Acquiring Fund Pro forma I Shares
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None
Wire fee	$20	None
Overnight check delivery fee	$25	[	]
Retirement account fees (annual maintenance fee)	$15	[	]

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Target Fund Class A		Acquiring Fund Pro forma A Shares
Management fee	1.10%		1.00%
Distribution and service (12b-1) fees	0.25%		0.25%
Other expenses	2.19%		1.37%
Total annual fund operating expenses	3.54%		2.62%
Fee waiver and/or expense reimbursement	(1.94	)%(4)	(1.22	)%(5)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.60%		1.40%

	Target Fund Class C		Acquiring Fund Pro forma C Shares
Management fee	1.10%		1.00%
Distribution and service (12b-1) fees	1.00%		1.00%
Other expenses	2.19%		1.22%
Total annual fund operating expenses	4.29%		3.22%
Fee waiver and/or expense reimbursement	(1.94	)%(4)	(1.07	)%(5)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	2.35%		2.15%

	Target Fund Institutional Class Shares		Acquiring Fund Pro forma I Shares
Management fee	1.10%		1.00%
Distribution and service (12b-1) fees	None	%	None	%
Other expenses	2.19%		1.37%
Total annual fund operating expenses	3.29%		2.37%
Fee waiver and/or expense reimbursement	(1.94	)%(4)	(1.22	)%(5)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.35%		1.15%

(1)	No sales charge applies on investments of $1 million or more.
(2)	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
(3)	No sales charge applies on investments, but a CDSC of 1.00% will be imposed on certain redemptions of shares within 12 months of the date of purchase.
(4)	Liberty Street has contractually agreed to waive its fees and/or pay for operating expenses of the Target Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.60%, 2.35% and 1.35% of average daily net assets of the Class A Shares, Class C Shares and Institutional Shares, respectively. This agreement is in effect until March 31, 2016, and it may be terminated before that date only by IMST’s Board of Trustees. Liberty Street is permitted to seek reimbursement from the Target Fund, subject to certain limitations, of fees waived or payments made to the Target Fund for a period of three years from the date of the waiver or payment.
(5)	RidgeWorth Investments and Capital Innovations have contractually agreed to waive fees and reimburse expenses until at least [ ], 2018, in order to keep Total Annual Fund Operating Expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and Acquired Fund Fees and Expenses) from exceeding 1.40%, 2.15% and 1.15% for the A, C and I Shares, respectively. This agreement shall terminate upon the termination of the Investment Advisory Agreement between the Trust and the Adviser, or it may be terminated upon written notice to the Adviser by the Trust.

5

The tables are provided to help you understand the expenses of investing in each Fund and your share of the operating expenses that each Fund incurs and that RidgeWorth Investments expects the Acquiring Fund to incur in the first year following the Reorganization. The Acquiring Fund’s actual expenses after the Reorganization may be greater or less than those shown, except that RidgeWorth has agreed to limit the Acquiring Fund’s total expenses to 1.40%, 2.15% and 1.15% for the A, C and I Shares, respectively, through [            ], 2018.

Example

The Example below is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund (paying the maximum sales charge) and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that the Fund’s Total Annual Fund Operating Expenses, both gross and net, remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Target Fund (Class A Shares)	$728	$1,428	$2,149	$4,045
Acquiring Fund (A Shares) (Pro forma)	$709	$1,233	$1,782	$3,274
Target Fund (Class C Shares)	$341	$1,125	$2,025	$4,330
Acquiring Fund (C Shares) (Pro forma)	$318	$892	$1,591	$3,448
Target Fund (Institutional Class Shares)	$137	$831	$1,549	$3,453
Acquiring Fund (I Shares) (Pro forma)	$117	$622	$1,155	$2,613

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Target Fund (Class A Shares)	$728	$1,428	$2,149	$4,045
Acquiring Fund (A Shares) (Pro forma)	$709	$1,233	$1,782	$3,274
Target Fund (Class C Shares)	$238	$1,125	$2,025	$4,330
Acquiring Fund (C Shares) (Pro forma)	$218	$892	$1,591	$3,448
Target Fund (Institutional Class Shares)	$137	$831	$1,549	$3,453
Acquiring Fund (I Shares) (Pro forma)	$117	$622	$1,155	$2,613

Comparison of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and strategies of the Target Fund with those of the Acquiring Fund. As noted above, the Funds have similar investment objectives, principal investment strategies and related risks. A comparison of the Funds’ fundamental investment policies appears later in this Prospectus/Proxy Statement.

Target Fund	Acquiring Fund

Investment Objectives	Investment Objective

The investment objectives of the Fund are primarily to seek maximum total return through growth of capital, and secondarily to seek to provide current income to shareholders.	The Fund seeks to provide long-term growth of capital.

Principal Investment Strategies	Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of global infrastructure, timber, and agribusiness related companies. The Fund defines these companies as described below.	Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in the securities of issuers that are primarily engaged in the ownership, development, exploration, production, distribution or processing of natural resources, as well as in securities of companies that are

6

Target Fund	Acquiring Fund

suppliers to firms producing natural resources, or in instruments with economic characteristics similar to natural resources securities. Natural resources may include, for example, energy sources, precious and other metals, forest products, real estate, food and agriculture, and other basic commodities.

Approximately 50% of the Fund’s net assets are invested in publicly traded securities of companies the primary operations of which are in foreign markets. The Fund considers an issuer’s “primary operations” to be in a foreign market if the issuer (i) is organized under the laws of that country, (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in that country, or (iii) has at least 50% of its assets located within that country. The Fund invests in at least three countries outside the United States.	The Fund may invest in securities of issuers located anywhere in the world. Typically, the Fund will invest in issuers listed in at least three countries outside the United States, and will invest at least 40% of its assets in foreign issuers. However, when market conditions warrant, the Fund may invest a higher percentage in U.S. issuers. In such cases, the Fund will invest at least 30% in foreign issuers. Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency.

The Fund may invest in companies of any market capitalization but the majority of the Fund’s investments are generally in large and mid-cap securities. Potential investments include all types of equities, and American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) of global infrastructure, timber, and agribusiness companies, trading on U.S. and global exchanges and market places. In addition, the Fund may invest in domestic master limited partnership (“MLPs”) and real estate investment trusts (“REITs”). MLPs are publicly traded companies organized as limited partnerships or limited liability companies and treated as partnerships for federal income tax purposes. REITs are companies that own interests in real estate or in real estate related loans or other interests and that qualify for favorable federal income tax treatment.	Same.

The Fund is actively managed by Capital Innovations, LLC, the Fund’s investment sub-advisor (the “Sub-Advisor”). The Sub-Advisor employs an in-depth analysis which consists of researching historical performance, characteristics, and long-term fundamental outlook of infrastructure, timber, and agribusiness companies to construct a diversified portfolio comprised of 60 to 80 companies representing exposure to these asset classes. To achieve the Fund’s investment objective, the Sub-Advisor generally allocates the Fund’s assets among the following three of its existing investment strategies: the Capital Innovations Global Listed Infrastructure strategy, the Capital Innovations Global Listed Timber strategy and the Capital Innovations Global Listed Agribusiness strategy. The Sub-Advisor has appointed a committee consisting of senior management (the “Allocation Committee”) to determine the percentage of the Fund’s assets to be allocated to each such asset class within the allocation ranges set forth in the table below. On a periodic basis the Allocation Committee reviews and may adjust the specific allocation ranges based upon its judgment of economic, market and regulatory conditions. The Sub-Advisor intends to maintain the allocations within the specified ranges, although actual allocations may vary at any time and may move and remain outside of these ranges (although each allocation will not be less than 25%) due to market movements, cash flows into or out of the Fund and other factors.	In selecting investments for purchase and sale, Capital Innovations, LLC (“Capital Innovations” or the “Subadviser”) employs an in-depth analysis which consists of researching historical performance, characteristics, and long-term fundamental outlook of infrastructure, timber, and agribusiness companies to construct a diversified portfolio representing exposure to these asset classes. To achieve the Fund’s investment objective, the Subadviser generally allocates the Fund’s assets among the following three of its existing investment strategies: the Capital Innovations Global Listed Infrastructure strategy, the Capital Innovations Global Listed Timber strategy and the Capital Innovations Global Listed Agribusiness strategy. The Subadviser has appointed a committee consisting of senior management (the “Allocation Committee”) to determine the percentage of the Fund’s assets to be allocated to each such asset class. On a periodic basis the Allocation Committee reviews and may adjust the specific allocation ranges based upon its judgment of economic, market and regulatory conditions.

7

Target Fund	Acquiring Fund

Asset Class Allocation Range

•  Capital Innovations Global Listed Infrastructure Strategy: 25-50%

•  Capital Innovations Global Listed Timber Strategy: 25-50%

•  Capital Innovations Global Listed Agribusiness Strategy: 25-50%

The Sub-Advisor seeks to capitalize on market inefficiencies by adhering to a systematic and disciplined investment approach. The Sub-Advisor first screens the infrastructure, timber, and agribusiness industry universes based on specific guidelines, and then applies fundamental analysis to each potential investment. After an Allocation Committee review of the best ideas, the Sub-Advisor invests in companies it believes have sustainable competitive advantages, based on the Sub-Advisor’s assessment of the durability of cash flows, relative market valuation and growth potential.	Same.

The Fund may purchase the securities of an exchange-traded Fund (“ETF”) to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The Fund might also purchase shares of an ETF to gain exposure to the securities in the ETF’s portfolio at times when the Fund may not be able to buy those securities directly. Any investment in an ETF would be consistent with the Fund’s objective and investment program.

Infrastructure Companies:

Infrastructure companies are companies that derive at least 50% of their gross income or net profits directly or indirectly from, or have at least 50% of their assets committed to, the management, ownership, operation, construction, development or financing of assets used in connection with: the generation, transmission, sale or distribution of energy; provision of utilities such as electric, water and natural gas; distribution, purification or treatment of water; provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media; provision of transportation services, including toll roads, airports, railroads or marine ports; or provision of social assets, such as hospitals, schools, and subsidized housing. Infrastructure companies also include energy-related companies organized as REITs and MLPs.

Infrastructure Companies: Same.

Timber Companies:

Timber companies are companies that derive at least 50% of their gross income or net profits directly or indirectly from the ownership, management or lease of forested land and harvest the timber from forested land for commercial use and sale of wood-based products, including lumber, pulp or other processed or finished goods such as paper and packaging. These timber companies include forest products companies, timber MLPs, timber REITs, homebuilding companies, paper products companies, and paper packaging companies.

Timber Companies: Same.

8

Target Fund	Acquiring Fund

Agribusiness Companies:

Agribusiness companies are companies that derive at least 50% of their gross income or net profits directly or indirectly from the business of agriculture. Companies primarily engaged in the agriculture business include those engaged in the production, processing, and distribution of agricultural products, packaged foods, and meats, as well as the business operators and suppliers of equipment and materials such as fertilizers, agricultural chemicals, agricultural construction equipment, farm machinery, and heavy trucks. Agribusiness companies also include agriculture-related companies organized as REITs and MLPs.

Agribusiness Companies: Same.

Master Limited Partnerships:

The infrastructure companies in which the Fund may invest include those organized as MLPs. An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resource. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP by owning up to 2% of the outstanding equity interests in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

To qualify for treatment as a partnership for U.S. federal income tax purposes, a “publicly traded partnership” such as an MLP must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, and gain from the sale or other disposition of a capital asset held for the production of such income. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. Currently, most MLPs operate in the energy, natural resources, or real estate sectors. Because they are treated as partnerships for U.S. federal income tax purposes, MLPs generally do not pay income taxes, but investors holding interests in MLPs are generally subject to tax on their shares of the MLPs’ income and gains.

Master Limited Partnerships: Same.

9

Target Fund	Acquiring Fund

Real Estate Investment Trusts and REIT-like Entities:

The real estate companies in which the Fund invests include REITs and similar REIT-like entities. REITs are companies that own interests in real estate or in real estate related loans or other interests and that qualify for favorable federal income tax treatment. REITs’ revenues primarily consist of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties or from income and gains on real estate-related loans. A REIT is generally not taxed on income distributed to shareholders so long as it meets certain tax-related requirements, including the requirement that it distribute substantially all of its taxable income to such shareholders (other than net capital gains for each taxable year). REITs tend to pay relatively higher dividends than other types of companies. REITs can generally be classified as equity REITs and mortgage REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The Fund’s REIT investments will be primarily in equity REITs.

Real Estate Investment Trusts and REIT-like Entities: Same.

Comparison of Principal Investment Risks

This section will help you compare the risks of the Target Fund with those of the Acquiring Fund. Because the Funds have a similar investment objectives and investment strategies, they are subject to similar principal investment risks.

Target Fund	Acquiring Fund
Principal Investment Risks	Principal Investment Risks

Risk is inherent in all investing. There can be no assurance that the Fund will achieve its investment objectives.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Economic Risk. The market value of the securities held by the Fund can be adversely affected by lower or depressed levels of general economic activity and gross domestic product (“GDP”) growth, including possible prolonged periods of recession or deflation, in the countries in which the companies operate.

You may lose money if you invest in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risk Information Common to RidgeWorth Funds. The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes call volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity Risk. The value of equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Equity Securities Risk. The price of equity securities fluctuates from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of the Fund’s equity securities may fluctuate drastically from day to day.

10

Target Fund	Acquiring Fund

Small-Cap and Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Small- and Mid-Capitalization Companies Risk. Small- and mid-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole, and can be more volatile than stocks of large-capitalization companies. Small- and mid-capitalization companies may be newer or less established and may have limited resources, products and markets, and may be less liquid.

Large-Capitalization Companies Risk. Large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as small capitalization companies.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.	Preferred Stock Risk. Same.

Industry Concentration Risk. The Fund’s investments will be concentrated in each of the following industries: infrastructure, timber, and agribusiness. The focus of the Fund’s portfolio on these specific industries may present more risks than if the portfolio were broadly diversified over numerous industries.	Industry Concentration Risk. Same.

Infrastructure Industry Risk. Companies within the infrastructure industry are susceptible to adverse economic or regulatory occurrences. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and general changes in market sentiment towards infrastructure and utilities assets. Any market price movements, regulatory or technological changes, or economic conditions affecting infrastructure-related companies may have a significant impact on the Fund’s performance.	Infrastructure Industry Risk. Same.

11

Target Fund	Acquiring Fund

Timber Industry Risk. Timber companies may be affected by numerous factors, including events occurring in nature and international politics. For example, the volume and value of timber that can be harvested from timberlands may be limited by natural disasters and other events such as fire, volcanic eruptions, insect infestation, disease, ice storms, wind storms, flooding, other weather conditions and other causes. In periods of poor logging conditions, timber companies may harvest less timber than expected. Timber companies are subject to many federal, state and local environmental, health and safety laws and regulations. In addition, rising interest rates and general economic conditions may affect the demand for timber products. Any factors affecting timber companies could have a significant effect on the Fund’s performance.	Timber Industry Risk. Same.

Agribusiness Industry Risk. Economic forces, including forces affecting the agricultural commodity, energy and financial markets, as well as government policies and regulations affecting the agricultural industry and related industries, could adversely affect agribusiness companies. Agricultural production and trade flows are significantly affected by government policies and regulations. In addition, agribusiness companies must comply with a broad range of environmental laws and regulation. Additional or more stringent environmental laws and regulations may be enacted in the future and such changes could have a material adverse effect on agribusiness companies and may affect the Fund’s performance.	Agribusiness Industry Risk. Same.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.	Foreign Companies and Securities Risk. Foreign securities, including depositary receipts such as ADRs, involve special risks such as currency fluctuations (with the exception of ADRs), economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, unique to a country or region will affect those markets and their issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. These risks are increased for investments in emerging markets.

Master Limited Partnership Risk. An investment in MLP units involves risks in addition to the risks associated with a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. Additional risks inherent to investments in MLP units include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP’s general partner, and capital markets risk. Moreover, the value of the Fund’s investment in MLPs depends largely on the MLPs being treated	Master Limited Partnership Risk. Same.

12

Target Fund	Acquiring Fund

as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain eligibility for partnership tax treatment, or if it is unable to do so because of tax law changes, it could be taxed as a corporation and there could be a material decrease in the value of its securities.

Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Real Estate Investment Trust Risk. In addition to the risks associated with securities linked to the real estate industry, such as declines in the value of real estate, risks related to general and local economic conditions, decreases in property revenues, and increases in prevailing interest rates, property taxes and operating expenses, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. A REIT could possibly fail to qualify for favorable U.S. federal income tax treatment, or to maintain its exemption from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In addition, the REIT may experience delays in enforcing its rights as a lessor and may incur substantial costs associated with protecting its investments.	Real Estate Investment Trust Risk. Same.

Management and Strategy Risk. The value of your investment depends on the judgment of the Sub-Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Risk Information Common to RidgeWorth Funds. Each RidgeWorth Fund has its own investment objective and strategies for reaching that objective. The Adviser or Subadviser invests Fund assets in a way that it believes will help a Fund achieve its objective. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser’s or Subadviser’s judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser or Subadviser does, you could lose money on your investment in a Fund, just as you could with other investments.

Exchange-Traded Fund Risk. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table.

13

Comparison of Investment Restrictions

The fundamental and non-fundamental limitations of the Target Fund and the Acquiring Fund are set forth in the following table. The fundamental limitations may only be amended with shareholder approval.

Target Fund	Acquiring Fund
Fundamental Limitations	Fundamental Limitations

Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales and in investing in financial futures and reverse repurchase agreements.

Issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the SEC.

Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes (less than 60 days), and in an amount not exceeding 5% of its total assets.

Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.	Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the sale of portfolio securities.

With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than cash and cash items, securities of other investment companies, and securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.	With respect to 75% of the Fund’s total assets, invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund

Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in any one industry, (other than securities issued by the U.S. Government, its agencies or instrumentalities) except that the Fund will concentrate (that is, invest 25% or more of its net assets) in each of these three industries: infrastructure, agribusiness, and timber.	Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and securities issued by investment companies) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry or group of industries except that the Fund will concentrate (that is, invest 25% or more of its total assets) in each of these three industries: infrastructure, agribusiness, and timber.

Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs)).	Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements, or (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.	Make loans, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities.

Purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.

Non-Fundamental Limitations	Non-Fundamental Limitations

14

Target Fund	Acquiring Fund

The Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.	The Fund may not purchase or hold illiquid securities (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities

Any change to the Fund’s investment policy of investing at least 80% of its net assets in a particular type or category of securities is subject to 60 days prior notice to shareholders.	Same.

Performance Information

The Acquiring Fund has not commenced operations and thus has no performance history. The following bar chart provides some indication of the risks of investing in the Target Fund by showing the changes in the Target Fund’s investment performance for each calendar year since inception.

Calendar Year Annual Returns

Capital Innovations Global Agri, Timber, Infrastructure Fund

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. The Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available by contacting the [            ].

The annual returns in the bar chart which follows are for the Institutional Class Shares without reflecting payment of any sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

Institutional Class Performance Bar Chart For Calendar Years Ended December 31

Capital Innovations Global Agri, Timber, Infrastructure Fund

2013	14.85%
2014	0.82%

Best Quarter:	Quarter ended 3/31/13	6.69%
Worst Quarter:	Quarter ended 9/30/14	(4.26)%

The Fund’s total return for the six months ended [ ] was [__]%.

The following table compares the Capital Innovations Global Agri, Timber, Infrastructure Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance.

Average Annual Total Returns

(For Periods Ended December 31, 2014)

	One Year	Since Inception (9/28/12)
Return before taxes – Institutional Class Shares	0.82%	8.16%
Return after taxes on distributions – Institutional Class Shares	0.73%	7.99%
Return after taxes on distributions and sale of Fund shares – Institutional Class Shares	0.54%	6.26%
Return before taxes – Class A Shares	(5.27)%	5.10%
Return before taxes – Class C Shares	(1.19)%	7.09%
S&P Global Natural Resources Sector Index (reflects no deduction for fees, expenses or taxes)	(10.18)%	(3.68)%

15

S&P Global Agribusiness Equity Index (reflects no deduction for fees, expenses or taxes)	6.30%	11.12%
S&P Global Timber & Forestry Index (reflects no deduction for fees, expenses or taxes)	2.13%	14.28%
S&P Global Infrastructure Index (reflects no deduction for fees, expenses or taxes)	12.98%	13.53%

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the Institutional Class Shares. After-tax returns for other share classes will vary.

The S&P Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining. The S&P Global Agribusiness Equity Index includes 24 of the largest publicly-traded agribusiness companies from around the world. The S&P Global Timber and Forestry Index is comprised of 25 of the largest publicly traded companies engaged in the ownership, management of the upstream supply chain of forests and timberlands. The S&P Global Infrastructure Index provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Portfolio Turnover

The Target Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Target Fund’s performance. During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 8% of the average value of its portfolio. The Acquiring Fund will pay similar costs, but since the Acquiring Fund has not commenced operation, it does not yet have a portfolio turnover rate.

Purchase, Redemption, Exchange and Conversion Policies

This section will help you compare the procedures for purchasing and redeeming shares of the Target Fund with the procedures for purchasing, redeeming and exchanging shares of the Acquiring Fund.

Target Fund	Acquiring Fund

Share Price

The offering price of each class of the Fund’s shares is the net asset value per share (“NAV”) of that class (plus sales charges, as applicable). The NAV of a class is determined by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets – liabilities / # of shares = NAV). Each NAV takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily. The differences among the classes’ NAVs reflect the daily expense accruals of the distribution fees applicable to Class A Shares and Class C Shares. The Fund’s NAVs are calculated as of the close of regular trading (generally 4:00 p.m. Eastern Time) on each day that the NYSE is open for unrestricted business. The Fund’s NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAVs on days when you are not able to buy or sell Fund shares.

How does the Fund calculate NAV?

The offering price of A Shares is the NAV next calculated after the transfer agent receives your request, in proper form, plus any front-end sales charge. The offering price of C Shares and I Shares is simply the next calculated NAV.

The NAV is calculated by adding the total value of the Fund’s investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund.

In calculating the NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available, or the Fund reasonably believes that market prices or amortized cost valuation methods are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is, therefore,

16

Target Fund	Acquiring Fund

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (OTC) market in which such securities are trading, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded on NASDAQ are valued at the NASDAQ Official Closing Price produced by NASDAQ each business day. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at fair value considering prices for securities of comparable maturity, quality, and type. The Fund values exchange-traded options at the last sales price, or, if no last sales price is available, at the last bid price.

The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAVs from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of 20 trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAVs are determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAVs.

Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issues into consideration in determining its fair value. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its shares, the value the Fund assigns to securities generally will not be the same as the primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

When valuing fixed income securities with remaining maturities of more than 60 days, the Fund uses the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner, or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Fund uses the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing. Fair value prices may be determined in good faith using methods approved by the Board.

17

Target Fund	Acquiring Fund

In calculating the Fund’s daily NAV, the Fund will, among other things, account for its deferred tax liability and/or asset balances. As a result, any deferred tax liability and/or asset is reflected in the Fund’s daily NAV.

18

Target Fund	Acquiring Fund

Buying Fund Shares

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class C Shares and Institutional Class Shares.

•  Class A Shares generally incur sales loads at the time of purchase and annual distribution/service and shareholder service fees.

•  Class C Shares may incur sales loads at the time of redemption and are subject to higher ongoing distribution fees and administrative service fees, as well as shareholder service fees.

•  Institutional Class Shares incur no sales loads or distribution fees but may incur shareholder service fees.

By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales loads, distribution fees and service fees and other features that are designed to address the needs of a variety of investors.

Each class of shares generally has the same rights, except for the differing sales loads, distribution fees, service fees, any related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

Choosing a Share Class

The Fund offers three classes of shares, each of which is designed for specific investors. Sales charges and fees may vary considerably between the Fund’s classes. You should carefully consider the differences in the fee and sales charge structures. Please review the Fee Table and Sales Charge Schedules before investing in the Fund. You may also want to consult with a financial advisor in order to help you determine which class is most appropriate for you. The following is a summary of the differences between Class A Shares, Class C Shares and Institutional Class Shares of the Fund:

A Shares

•  Designed for retail investors

•  Initial sales charge of 5.75% or less

•  No initial sales charge applied to purchases of $1 million or more

•  Deferred sales charge of 1.00% on purchases of $1 million or more on all fund shares liquidated in whole or in part within 12 months of purchase

•  Rule 12b-1 distribution fee equal to 0.25% of the class’ average daily net assets

•  Shareholder service fee of up to 0.15% of the class’ average daily net assets

C Shares

•  Designed for retail investors (available for purchase only through an approved broker-dealer or financial intermediary)

Purchasing Fund Shares

Who can buy shares?

A Shares and C Shares may be purchased by all eligible investors that meet the requirements of the “Where can I buy Fund shares?” section, above.

I Shares are offered to financial institutions and intermediaries for their own accounts or for the accounts of customers for whom they act as fiduciary, agent, investment adviser, or custodian. Financial intermediaries include brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund or its service providers. These accounts primarily consist of:

•  assets of a bona fide trust,

•  assets of a business entity possessing a tax identification number,

•  assets of an employee benefit plan,

•  assets held within select fee-based programs, or

•  assets held within certain non-discretionary intermediary no-load platforms.

Employee benefit plans generally include profit sharing, 401(k) and 403(b) plans. Employee benefit plans generally do not include IRAs; SIMPLE, SEP, SARSEP plans; plans covering self-employed individuals and their employees; or health savings accounts unless you, as a customer of a financial institution or intermediary, meet the Fund’s established criteria as described above.

As a result, you, as a customer of a financial institution or intermediary, may, under certain circumstances that meet the Fund’s established criteria, be able to purchase I Shares through accounts made with select financial institutions or intermediaries. I Shares will be held of record by (in the name of) your financial institution or intermediary. Depending upon the terms of your account, you may have, or be given, the right to vote your I Shares. Financial institutions or intermediaries may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may differ from those imposed by the Fund. Please contact your financial institution or intermediary for complete details for purchasing I Shares.

I Shares may also be purchased directly from the Fund by officers, directors or trustees, and employees and their immediate families (strictly limited to current spouses/domestic partners and dependent children) of RidgeWorth Funds, the Adviser and Subadvisers to the RidgeWorth Funds.

Validation of current employment/service will be required upon establishment of the account. The Fund, in its sole discretion, may determine if an applicant qualifies for this program.

19

Target Fund	Acquiring Fund

•  No initial sales charge

•  Maximum investment amount $999,999

•  Deferred sales charge of 1.00% on purchases of fund shares liquidated in whole or in part within 12 months of purchase

•  Rule 12b-1 distribution fee equal to 0.75/0.25% breakdown of the class’ average daily net assets for distribution and administrative services fee, respectively

•  Higher expense ratio than Class A Shares due to higher Rule 12b-1 distribution fee

•  Shareholder service fee of up to 0.15% of the class’ average daily net asset

Institutional Shares

•  Designed for institutions (financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary programs and firm discretionary accounts, corporate benefit plans, clients of the Advisor, trustees or officers of the Trust, directors, officers, employees of the Advisor, the Distributor or any of their affiliates or the spouse, life partner, parent, child, sibling or other close family member

•  No initial or deferred sales charge

•  No Rule 12b-1 distribution/service fee

•  Lower expense ratio than Class A Shares and Class C Shares because no Rule 12b-1 distribution fees or administrative services fees

•  Shareholder service fee of up to 0.15% of the class’ average daily net assets

Minimum Investments

The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
A Shares and C Shares*
Regular Accounts	$2,500	$100
Traditional and Roth IRA Accounts	$2,500	$100
Accounts with Automatic Investment Plans	$2,500	$100
Institutional Shares
All Accounts	$1,000,000	$100,000

*	The maximum investment amount for Class C Shares is $999,999.

No initial or subsequent investment minimum is required for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as employee benefit plans like 401(k) retirement plans. In addition, for financial institutions, including registered investment advisors, making investments for a group of clients, the initial or subsequent investment minimum can be met through an aggregated purchase order for more than one client.

What is the minimum amount to purchase shares of the Fund?

To purchase shares for the first time, you must invest in the Fund at least:

Class	Dollar Amount
A Shares	$2,000
C Shares	$5,000 ($2,000 for IRAs or other tax-advantaged accounts)
I Shares	No minimum

For A and C Shares purchases, your subsequent investments must be made in amounts of at least $1,000. The Fund reserves the right to waive and/or reduce the minimum or subsequent investment amounts.

For investors who qualify to purchase I Shares, there are no minimum investment amounts for initial or subsequent purchases.

Officers, directors or trustees, and employees and their immediate families (strictly limited to current spouses/domestic partners and dependent children) of the Fund, Adviser and the Subadvisers may also purchase I Shares. There is no minimum investment.

20

Target Fund	Acquiring Fund

The minimum for Institutional Shares may be waived for purchases pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions, including registered investment advisors, where investment decisions are made on a discretionary basis by investment professionals. No initial or subsequent investment minimum is required for Trustees or officers of the Trust, directors, officers and employees of the Advisor, the Sub-Advisor or the Distributor or any of their affiliates, or the spouse, life-partner, parent, child, sibling or other close family member of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person, or the estate of any such person. The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by the Trust’s officers.

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. A financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Fund shares.

To the extent allowed by applicable law, the Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

Transactions through Third Parties

Certain financial institutions may be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund. A purchase or redemption order placed with a financial institution or its authorized agent is treated as if such order were placed directly with the Fund, and will be deemed to have been received by the Fund when the financial institution or its authorized agent receives such order. If you invest through a broker or other financial institution, the policies of and fees (other than sales charges) charged by that institution may be different than those of the Fund. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Fund may enter into arrangements with financial institutions through which investors may purchase or redeem Fund shares. The Advisor may, at its own expense, compensate the financial institutions in connection with the sale or expected sale of Fund shares and it may sponsor various educational activities held by the financial institutions. Certain financial institutions may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through such companies.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

21

Target Fund	Acquiring Fund

The Advisor or the Fund (if approved by the Board) may pay fees to these financial institutions for their services. The Advisor may also compensate a financial institution for providing certain marketing support services, including finder’s fees, third party marketing services, business planning assistance, advertising, educating personnel of the financial institution about the Fund and shareholder financial planning needs, providing placement on the financial institution’s list of offered funds, counseling on the preparation of sales material and presentations and access to sales meetings, and arranging access to sales representatives and management representatives of the financial institution. Such payments may create an incentive for the financial institutions to recommend that you purchase Fund shares.

Sales Charge Schedule – Class A Shares

Class A shares of the Fund are sold at the offering price, which is NAV plus an initial maximum sales charge that varies with the amounts you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the sales charge.

Amount of Purchase	Sales Charge as a % of Public Offering Price	Sales Charge as a % of Net Asset Value(1)	Broker/Dealer Reallowance
Less than $50,000	5.75%	6.10%	5.00%
At least $50,000 but less than $100,000	4.70%	4.93%	4.00%
At least $100,000 but less than $250,000	3.50%	3.63%	3.00%
At least $250,000 but less than $500,000	2.50%	2.56%	2.00%
At least $500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and greater(2)	None	0.00%	None

(1)	Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.
(2)	No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1.00% of the offering price will be charged on purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase.

The offering price for Class A Shares includes the relevant sales charge. Normally, reallowances are paid as indicated in the previous tables.

Sales Charges

A Shares

The offering price of A Shares is the NAV next calculated after the Fund receives your request in proper form, plus the front-end sales charge.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment.

If Your Investment is:	Your Sales Charge as a Percentage of Offering Price*		Your Sales Charge as a Percentage of Your Net Investment
Less than $50,000	[5.75	%]	[6.10	%]
$50,000 but less than $100,000	[4.75	%]	[4.99	%]
$100,000 but less than $250,000	[3.75	%]	[3.90	%]
$250,000 but less than $500,000	[2.50	%]	[2.56	%]
$500,000 but less than $1,000,000	[2.00	%]	[2.04	%]
$1,000,000 and over	[None	]	[None	]

*	RidgeWorth Distributors LLC (the “Distributor”) may pay a percentage of the offering price as a commission to broker-dealers. While investments over $1,000,000 are not subject to a front-end sales charge, the Distributor may pay dealer commissions ranging from 0.25% to 0.75%.

Investments of $1,000,000 or more. You do not pay an initial sales charge when you buy $1,000,000 or more of A Shares in either a single investment or through our rights of accumulation, letter of intent, or combined purchase/quantity discount programs. However, you will pay a deferred sales charge of 0.75% if you redeem any of these A Shares within two years of purchase. The deferred sales charge may be waived from time to time for certain broker-dealers that waive payment of compensation to them. The deferred sales charge is calculated based on the lesser of (i) the NAV of the shares at the time of purchase or (ii) the NAV of the shares next calculated after the Fund receives your redemption request. The deferred sales charge does not apply to shares you purchase through reinvestment of dividends or capital gains distributions.

22

Target Fund	Acquiring Fund

The Advisor may pay a sales commission of up to 1.00% of the offering price of A shares to brokers that initiate and are responsible for purchases of $1 million or more according to the chart below. This does not apply to accounts for which an institution provides advisory or fiduciary services pursuant to an account management fee.

Waiver of Front-End Sales Charge The front-end sales charge may be waived on A Shares purchased:

Sales Commission as % of Public Offering Price:
Aggregate Amount of Purchase (1)	Sales Commission
$1,000,000 but less than $5,000,000	1.00%
$5,000,000 but less than $10,000,000	0.75% of the amount over $5,000,000 plus $50,000
$10,000,000 but less than $15,000,000	0.50% of the amount over $10,000,000 plus $87,500
$15,000,000 and greater	0.25% of the amount over $15,000,000 plus $112,500

(1)	Sales commissions will be calculated at the rate indicated in the table above based on the aggregate, not incremental, purchase amount.
•	through reinvestment of dividends and distributions;

•	by persons repurchasing shares they redeemed within the last 180 days (see “Repurchase of A Shares”);

•	by employees, and members of their immediate family (spouse/domestic partner, mother, father, mother-in-law, father-in-law, and children, including step-children, under the age of 21 years), of the Adviser and its affiliates;

•	through financial intermediaries or institutions; retirement plans, plan administrators or record-keepers; asset allocation, or wrap programs or self-directed investment brokerage accounts; that, under the terms of their respective agreements with the Distributor or otherwise, agree to either (i) not charge the front-end sales charge, or (ii) do not receive compensation derived from the front-end sales charge, but may or may not charge a transaction fee to their customers; or

•	by Trustees and Officers of the RidgeWorth Funds.

Reduced Sales Charges—Class A Shares. You may qualify for a reduced initial sales charge on purchases of Class A Shares under rights of accumulation (“ROA”) or a letter of intent (“LOI”). The Class A Shares of other mutual funds managed by the Advisor may be included when considering eligibility for reduced sales charges under ROA or an LOI. The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under ROA or LOI. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to calculate ROA and LOI based on the financial institution’s transaction processing procedures. Please contact your financial institution before investing to determine the process used to identify accounts for ROA and LOI purposes.

If the financial institution does not have transaction processing procedures for ROA to determine the applicable reduced sales charge under ROA, the Fund or its agent will combine the value of your current purchase with the collective value of Class A shares of the Fund (as of the Fund’s prior business day) and if applicable any other eligible fund managed by the Advisor that were purchased previously for accounts (a) (i) in your name, (ii) in the name of your spouse, (iii) in the name of you and your spouse, or (iv) in the name of your minor child under the age of 21, and (b) sharing the same mailing address (“Accounts”).

Repurchase of Shares

You may repurchase any amount of A Shares of the Fund at the NAV (without the normal front-end sales charge), up to the limit of the value of any amount of A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. Such repurchases may be subject to special tax rules. See the “Taxes” section of the SAI for more information. To exercise this privilege, the Fund must receive your purchase order within 180 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares.

Reduced Sales Charges

Rights of Accumulation. You may take into account your accumulated holdings in all share classes of RidgeWorth Funds to determine the initial sales charge you pay on each purchase of A Shares. In calculating the appropriate sales charge rate, this right allows you to add the market value (at the close of business on the day of the current purchase) of your existing holdings in any class of shares to the amount of A Shares you are currently purchasing. The Fund may amend or terminate this right at any time. Please see the Fund’s SAI for details.

Letter of Intent. A Letter of Intent allows you to purchase A Shares over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will hold a certain portion of your investment in escrow until you fulfill your commitment. Please see the SAI for details.

23

Target Fund	Acquiring Fund

To be entitled to a reduced sales charge based on shares already owned, you must ask for the reduction at the time of purchase. You must also provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children’s ages), or other household members and, if requested by your financial institution, the following additional information regarding these Accounts:

•  Information or records regarding Class A Shares held in all accounts in your name at the transfer agent;

•  Information or records regarding Class A Shares held in all accounts in your name at a financial intermediary; and

•  Information or records regarding Class A Shares for accounts at the transfer agent or another financial intermediary.

The Fund may amend or terminate this right of accumulation at any time.

You may also enter into a LOI, which expresses your intent to invest $50,000 or more in the Fund’s Class A Shares in accounts within a future period of 13 months. The Class A Shares of other mutual funds managed by the Advisor may be eligible to be included for purposes of calculating a reduced sales charge under a LOI. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the A Shares as if such purchases were executed in a single transaction. If incurred, these charges may be deducted directly from your account. Accounts subject to the LOI must be specifically identified in the LOI.

Elimination of Initial Sales Charges—Class A Shares. Certain persons may also be eligible to purchase or redeem Class A Shares without a sales charge. No sales charge is assessed on the reinvestment of Class A Shares’ distributions. No sales charge is assessed on purchases made for investment purposes by:

•  Investors with no associated broker/dealer who purchase shares directly through the Fund’s transfer agent;

•  Investors purchasing shares through a financial institution that has an agreement with the Fund or the Fund’s distributor to waive sales charges or offer Class A shares though a no load network or platform;

•  A qualified retirement plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”, or a plan operating consistent with Section 403(b) of the Code;

•  Any bank, trust company, savings institution, registered investment advisor, financial planner or financial institution on behalf of an account for which such party provides advisory or fiduciary services pursuant to an account management fee;

Combined Purchase/Quantity Discount Privilege. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of shares of any class made by you, your spouse/domestic partner and your minor children (under age 21). This combination also applies to A Shares you purchase with a Letter of Intent.

Contingent Deferred Sales Charges (“CDSC”)

You do not pay an initial sales charge when you buy $1,000,000 or more of A Shares in either a single investment or through our rights of accumulation, letter of intent, or combined purchase/quantity discount programs. However, you will pay a CDSC of 0.75% if you redeem any of these A Shares within two years of purchase. The deferred sales charge may be waived from time to time for certain broker-dealers that waive payment of compensation to them. The CDSC is calculated based on the lesser of (i) the NAV of the shares at the time of purchase or (ii) the NAV of the shares next calculated after the Fund receives your redemption request. The CDSC does not apply to shares you purchase through reinvestment of dividends or capital gains distributions.

You do not pay a sales charge when you purchase C Shares. The offering price of C Shares is simply the next calculated NAV. But, if you sell your shares within the first year after your purchase, you will pay a CDSC equal to 1% of either (i) the NAV of the shares at the time of purchase, or (ii) the NAV of the shares next calculated after the Fund receives your sale request, whichever is less. The Fund will use the first-in, first-out (FIFO) method to determine the holding period. You never pay a CDSC on any increase in your investment above the initial offering price. The CDSC does not apply to shares you purchase through reinvestment of dividends or distributions or to exchanges of C Shares of one Fund for C Shares of another Fund.

Waiver of CDSC

The CDSC for A Shares or C Shares will be waived if you sell your shares for the following reasons:

•  Death or Post-purchase Disablement (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”))

•  You are shareholder/joint shareholder or participant/beneficiary of certain retirement plans;

•  You die or become disabled after the account is opened;

•  Redemption must be made within 1 year of such death/disability;

•  The Fund must be notified in writing of such death/disability at time of redemption request; and

•  The Fund must be provided with satisfactory evidence of death (death certificate) or disability (doctor’s certificate specifically referencing disability as defined in 72(m)(7) of the Internal Revenue Code).

•  Shares purchased through dividend and capital gains reinvestment.

•  Participation in the Systematic Withdrawal Plan described below:

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•  Trustees and officers of the Trust, directors, officers and full-time employees of the Advisor, the Sub-Advisor, the Distributor, any of their affiliates or any organization which has a selling agreement with the Fund or the Fund’s distributor, the spouse, life partner, parent, child, sibling or close family members of any such person, any trust or individual retirement account or retirement plan for the benefit of any such person; or the estate of any such person;

•  Any shares purchased as a result of reinvesting dividends or distributions; or

•  Any person purchasing $1 million or more in Class A Shares.

The Fund requires appropriate documentation of an investor’s eligibility to purchase or redeem Class A Shares without a sales charge. Any shares of the Fund so purchased may not be resold except to the Fund.

Contingent Deferred Sales Charge Schedule—Class A Shares and Class C Shares. A CDSC of up to 1.00% of the purchase or sales price, whichever is less, is assessed on redemptions of A Shares that were part of a purchase of $1 million or more and that are liquidated in whole or in part within 12 months of purchase for the Fund. A CDSC of 1.00% of the purchase or sales price, whichever is less, is assessed on redemptions of C Shares that are liquidated in whole or in part within 12 months of purchase for the Fund.

To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. The Fund will then liquidate shares in the order that they were first purchased until the redemption request is satisfied. Investors who think they may be eligible for a waiver of the CDSC should inform their financial advisor. An investor or financial intermediary must notify the Fund’s transfer agent prior to the redemption request to ensure receipt of the waiver.

Waivers of CDSC. A CDSC will not be assessed on redemptions of Class A Shares or Class C Shares purchased by:

•  Redemptions following death or permanent disability (as defined by the Code) of an individual investor;

•  Required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Code;

•  Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Advisor allowing this waiver;

•  Redemptions to return excess contributions made to a retirement plan;

•  Redemptions by any bank, trust company, savings institution, registered investment advisor, financial planner or financial institution on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee; or

•  Trustees and officers of the Trust, directors, officers and full-time employees of the Advisor, the Sub-Advisor, the Distributor, any of their affiliates or any organization with which the Distributor has entered into a dealer agreement, the spouse, life partner, parent, child, sibling or close family members of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person, or the estate of any such person.

•  Withdrawal not to exceed 10% of the current balance of the Fund in a 12 month period. The 10% amount will be calculated as of the date of the initial Systematic Withdrawal Plan and recalculated annually on the 12 month anniversary date. Shares purchased through dividend or capital gains reinvestment, although not subject to the CDSC, will be included in calculating the account value and 10% limitation amount.

•  If the total of all Fund account withdrawals (Systematic Withdrawal Plan or otherwise) exceeds the 10% limit within the 12 month period following the initial calculation date, the entire Systematic Withdrawal Plan for the period will be subject to the applicable sales charge. In the initial year of a Systematic Withdrawal Plan, the withdrawal limitation period shall begin 12 months before the initial Systematic Withdrawal Plan payment.

•  To qualify for the CDSC waiver under the Systematic Withdrawal Plan, a Fund account must have a minimum of $10,000 at Systematic Withdrawal Plan inception and must also reinvest dividends and capital gains distributions.

•  Required mandatory minimum withdrawals made after 70 1⁄2 under any retirement plan qualified under Sections 401, 408 or 403(b) of the Internal Revenue Code or resulting from the tax free return of an excess distribution to an IRA. Satisfactory qualified plan documentation to support any waiver includes employer letter (separation from services) and plan administrator certificate (certain distributions under plan requirements).

•  Permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased.

•  Exchanges in connection with plans of Fund reorganizations such as mergers and acquisitions.

To take advantage of any of these waivers, you must qualify in advance. To see if you qualify, please call your investment professional or other investment representative. These waivers are subject to change or elimination at any time at the discretion of the Fund.

The CDSC will be waived for certain retirement plan providers that have entered into administrative agreements with the Fund. Please see the SAI for more information on this program.

The CDSC may also be waived from time to time for certain broker-dealers that waive payment of compensation to them.

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Policy on Prohibition on Foreign Shareholders. The Fund requires that all shareholders must be a U.S. citizen residing in the U.S. or a U.S. Territory or a resident alien residing in the U.S. or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with the Fund.

Foreign Investors

To purchase A Shares and C Shares of the Fund, you must be a U.S. citizen, a U.S. resident alien, or a U.S. entity, with a U.S. tax identification number, and reside in the U.S. or its territories (which includes U.S. military APO or FPO addresses). If you owned shares on July 31, 2006, you may keep your account open even if you do not reside in the U.S. or its territories, but you may not make additional purchases or exchanges.

The Fund does not generally accept investments in I Shares by non-U.S. citizens or entities. Investors in I Shares generally must reside in the U.S. or its territories (which includes U.S. military APO or FPO addresses) and have a U.S. tax identification number.

Methods of Buying

Through a broker-dealer or other financial intermediary

The Fund is offered through certain approved financial intermediaries (and their agents). The Fund is also offered directly. A purchase order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Fund, and will be deemed to have been received by the Fund when the financial intermediary or its authorized agent receives the order and executed at the next NAV (plus any sales charge, as applicable) calculated by the Fund. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. The Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. The financial intermediary which offers shares may require payment of additional fees from its individual clients. If you invest through your financial intermediary, its policies and fees may be different than those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information.

By mail

The Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. Dollars and drawn on U.S. financial institutions.

Where can I buy Fund shares?

You may purchase shares of the Fund through financial institutions or intermediaries that are authorized to place transactions for their customers. Please contact your financial institution or intermediary directly and follow its procedures for purchase transactions. Your financial institution or intermediary may charge a fee for its services, in addition to the fees charged by the Fund. You will also, generally, have to address your correspondence or questions regarding the Fund to your financial institution or intermediary. Your investment professional can assist you in opening a brokerage account that will be used for purchasing shares of RidgeWorth Funds.

•  Eligible shareholders may purchase directly from the Fund. (Please see the section entitled “How Do I Open an Account?” for additional information.)

When can I purchase shares?

The Fund is open for business on days when the New York Stock Exchange (the “NYSE”) is open for regular trading (a “Business Day”). The RidgeWorth Funds reserve the right to open one or more Funds on days that the principal bond markets (as recommended by the Securities Industry and Financial Markets Association) are open, even if the NYSE is closed. The Fund calculates its net asset value per share (“NAV”) once each Business Day at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time).

If the Fund or its authorized agent receives your purchase or redemption request in proper form before 4:00 p.m. Eastern Time, your transaction will be priced at that Business Day’s NAV. If your request is received after 4:00 p.m. Eastern Time, it will be priced at the next Business Day’s NAV. The time at which transactions and shares are priced and the time until which trades are accepted may be changed if the NYSE closes early or if the principal bond markets close early on days when the NYSE is closed.

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To buy shares directly from the Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

Regular Mail:                                   Overnight Mail:

Capital Innovations Fund              Capital Innovations Fund

P.O. Box 2175                                  235 West Galena Street

Milwaukee, Wisconsin 53201          Milwaukee, Wisconsin 53212

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By telephone

To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at (888) 990-9950 and you will be allowed to move money in amounts of at least $100, but not greater than $50,000, from your bank account to the Fund’s account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV (plus any sales charge, as applicable) calculated on that day. Orders received after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. For security reasons, requests by telephone will be recorded.

By wire

To open an account by wire, a completed account application form must be received by the Fund before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:

UMB Bank, n.a.

ABA Number 101000695

For credit to Capital Innovations Fund

A/C #9871975924

For further credit to:

Your account number

Fund Name

Name(s) of investor(s)

Social Security Number or Taxpayer Identification Number

The Fund will not accept trades that request a particular day or price for the transaction or any other special conditions.

You may be required to transmit your purchase, sale and exchange orders to your financial institutions or intermediaries at an earlier time for your transaction to become effective that day. This allows your financial institution or intermediary time to process your order and transmit it to the transfer agent in time to meet the above stated Fund cut-off times. For more information about how to purchase, sell or exchange Fund shares, including your financial institution’s or intermediary’s internal order entry cut-off times, please contact your financial institution or intermediary directly.

The Fund may reject any purchase order.

How do I open an account?

Read this prospectus carefully, select the Fund or Funds and share class most appropriate for you, and decide how much you want to invest.

The Fund does not accept cash, credit card checks, third-party checks, travelers’ checks, money orders, bank starter checks, or checks drawn in a foreign currency, as payment for Fund shares.

If your payment does not clear or is not received in a timely manner, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the Fund or its transfer agent, and the Fund can redeem shares you own in any of the Funds or in another identically registered RidgeWorth Funds account as reimbursement.

Eligible shareholders who purchase shares directly from the Fund may purchase additional Fund shares by:

•  Mail

•  Telephone (1-888-784-3863)

•  Wire

•  Fax (1-800-451-8377)

•  Automated Clearing House (“ACH”)

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Before sending your wire, please contact the Transfer Agent at (888) 990-9950 to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

In-Kind Purchases and Redemptions. The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. The Fund also reserves the right to pay redemptions by an “in-kind” distribution of securities (instead of cash) from the Fund. In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscriptions in the Fund generally may be made by investing at least the minimum amount shown in the table above on page 21. Exceptions may be made at the Fund’s discretion. You may purchase additional shares of the Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below. Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in the Fund by wire transfer of funds or through an approved financial intermediary. Please follow the procedures described in this Prospectus.

Dividend Reinvestment. You may reinvest dividends and capital gains distributions in shares of the Fund. Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and distributions on Fund shares are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution. This instruction may be made by writing to the Transfer Agent or by telephone by calling (888) 990-9950. You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.

In-Kind Purchases

Payment for shares of the Fund may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for such Fund. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities: (a) meet the investment objectives and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable (e.g., by a listing on a nationally recognized securities exchange); and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund. For further information about this form of payment, please call 1-888-784-3863.

Systematic Investment Plan

The Systematic Investment Plan is only available to shareholders who own A Shares or C Shares. If you have a checking or savings account with a bank, you may purchase A Shares and C Shares automatically through regular deductions from your bank account. With a $500 minimum initial investment, you may begin regularly-scheduled investments of $50 or more, once or twice a month. Shareholders should contact their financial intermediaries for more information on how to take advantage of this feature.

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Customer Identification Information. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities. Applications without such information will not be considered in good order. The Fund reserves the right to deny any application if the application is not in good order. This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Automatic Investment Plan. If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount. Once an account has been opened, you may make additional investments in the Fund at regular intervals through the AIP. If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month. In order to participate in the AIP, each additional subscription must be at least $100, and your financial institution must be a member of the Automated Clearing House (“ACH”) network. The first AIP purchase will be made 15 days after the Transfer Agent receives your request in good order. The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at (888) 990-9950 at least five days prior to the date of the next AIP transfer. The Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests. The purchase price you will pay for the Fund’s shares will be the next NAV (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to Capital Innovations Fund. All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions.

General Transaction Policies

Some of the following policies are mentioned above. In general, the Fund reserves the right to:

•  vary or waive any minimum investment requirement;

•  refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Fund via regular or overnight delivery), for any reason;

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, U.S. federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked to provide your name, residential street address, date of birth, and Social Security Number or tax identification number. You may also be asked for other information that will allow us to identify you.

Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity.

The Fund is required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established at the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV next determined.

However, the Fund reserves the right to close your account at the then-current day’s price if the Fund is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established at the sole discretion of the Fund. If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check. The Fund reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under U.S. federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.

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•  reject any purchase request for any reason (generally the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

•  delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;

•  reject any purchase or redemption request that does not contain all required documentation; and

•  subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Selling (Redeeming) Fund Shares

Through a broker-dealer or other financial intermediary

If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. The Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive and transmit your redemption order to the Transfer Agent prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received after 4:00 p.m. (Eastern Time) on a business day or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Fund as described below.

Selling Fund Shares

Shares may be sold on any Business Day by contacting your financial institution or intermediary. Your financial institution or intermediary will give you information about how to sell your shares including any specific cut-off times required. Shares may be sold by following the procedures established at the time your account was opened with the Fund or financial institution or intermediary. The sale price of each share will be the next NAV determined after the Fund receives your request in proper form. Your broker, financial institution or intermediary may charge a fee for its services, in addition to the fees charged by the Fund.

Shareholders who purchased shares directly from the Fund may sell their Fund shares by:

•  Mail

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By mail

You may redeem shares purchased directly from the Fund by mail. Send your written redemption request to Capital Innovations Fund at the address indicated below. Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

            Regular Mail:                             Overnight Mail:

    Capital Innovations Fund         Capital Innovations Fund

            P.O. Box 2175                         235 West Galena Street

  Milwaukee, Wisconsin 53201     Milwaukee, Wisconsin 53212

A Medallion signature guarantee must be included if any of the following situations apply:

•  You wish to redeem more than $50,000 worth of shares;

•  When redemption proceeds are sent to any person, address or bank account not on record;

•  If a change of address was received by the Transfer Agent within the last 15 days;

•  If ownership is changed on your account; or

•  When establishing or modifying certain services on your account.

By telephone

To redeem shares by telephone, call the Fund at (888) 990-9950 and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares worth up to $100,000, by instructing the Fund by phone at (888) 990-9950. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

•  Telephone (1-888-784-3863)

•  Wire

•  Fax (1-800-451-8377)

•  ACH

To sell shares by telephone:

•  redemption checks must be made payable to the registered shareholder; and

•  redemption checks must be mailed to an address of record that has been associated with the shareholder account for at least 30 days.

Signature Authentication

This section describes the Fund’s Medallion Signature Guarantee and Signature Validation Program (SVP) policies. If you purchased your shares through a financial institution or intermediary, the below policies may not apply. Please contact your financial institution or intermediary for additional information on their signature authentication policy.

For certain financial and non-financial transactions, the Fund requires proof that your signature is authentic and you have the authority to provide the instruction(s) contained in the request. This verification can be provided by either a Medallion Signature Guarantee Stamp for financial transactions or an SVP Stamp for non-financial transactions.

Both types of stamps can be obtained from a financial institution such as a domestic bank, trust company, broker/dealer, clearing agency, savings association, or other financial institution that participates in the Medallion Signature Guarantee Program or SVP. Please visit www.ridgeworth.com for a Letter of Instruction Form that you can provide to your financial institution to obtain the appropriate stamp. Please note a notarized signature is not an acceptable substitute for a Medallion Signature Guarantee or an SVP Stamp. The Fund reserves the right, at its sole discretion, to waive such requirements for a specific request.

Financial Transactions

An original document containing a Medallion Signature Guarantee is required for certain types of financial transactions. Examples include:

•  Redemption proceeds payable or sent to any person, address, or bank account other than the one currently on record.

•  Redemption requests sent to an address of record that has been changed within the last 30 days.

•  Registration or ownership changes to your account. Ownership changes may include but are not limited to, certain types of transfers, gifting shares, beneficial inheritance, and loan collateral agreements.

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•  The Fund account number;

•  The name in which his or her account is registered;

•  The Social Security Number or Taxpayer Identification Number under which the account is registered; and

•  The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee

In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation. Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Non-Financial Transactions

For certain non-financial transactions, the Fund will accept an original document containing an SVP Stamp. In the event an SVP Stamp is not used by the financial institution, you should request that it use its Medallion Signature Guarantee in lieu of the SVP Stamp. Examples include:

•  Changing your name.

•  Requests to add or change banking information that the Fund has on file.

•  Updates to authorized signers on your account.

Sale Price of Fund Shares

The sale price of each share will be the next NAV determined after the Fund receives your request, in proper form, less any applicable CDSC.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $1,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100/50. If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at (888) 990-9950. The Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally 4:00 p.m. Eastern Time) will usually be sent to the bank you indicate or wired on the following business day using the wire instructions on record. Except as specified below, the Fund will process your redemption request and send your proceeds within seven calendar days after the Fund receives your redemption request.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan is only available to shareholders who own A Shares or C Shares. If you have at least $10,000 of A Shares and C Shares in your account, you may use the Systematic Withdrawal Plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, may be electronically transferred to your account. Please check with your bank. Withdrawals under the Systematic Withdrawal Plan may be subject to a CDSC unless they meet the requirements described above under “Waiver of the CDSC.” Shareholders should contact their financial intermediaries for more information on how to take advantage of this feature.

Redemptions In-Kind

The Fund generally pays redemption proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains recognized in the redemption or in the sale of the securities distributed to you.

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If you purchase shares using a check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear. Furthermore, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.	Involuntary Sales of Your Shares If your account balance drops below the required minimum as a result of redemptions you may be required to sell your shares. The account balance minimums are:
	Class	Dollar Amount
	A Shares	$2,000
	C Shares	$5,000 ($2,000 for IRAs or other tax-advantaged accounts)
	I Shares	No minimums
The Fund will always give you at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.

Other Redemption Information

Shareholders who hold shares of the Fund through an IRA or other retirement plan must indicate on their redemption requests whether to withhold federal income tax. Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to a 10% federal income tax withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions, the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash in order to protect the interests of the Fund’s remaining shareholders. If the Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

Small Accounts

If the value of your account falls below $1,000 (excluding qualified retirement accounts) with respect to Institutional Shares or $500 (excluding qualified retirement accounts or accounts with systematic investment plans) with respect to Class A Shares and Class C Shares, the Fund may ask you to increase your balance. If, after 60 days, the account value is still below $1,000 (excluding qualified retirement accounts or accounts with systematic investment plans) for Institutional Shares or $500 (excluding qualified retirement accounts) for Class A Shares and Class C Shares, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account’s market value. There are no minimum balance requirements for qualified retirement accounts. The Fund will not assess a redemption fee on shares involuntarily redeemed due to low account balances.

Shareholders should contact their financial intermediary regarding minimum investment requirements.

Receiving Your Money

Normally, the Fund will send your sale proceeds within five Business Days after the Fund receives your request, but the Fund may take up to seven days to pay the sale proceeds if making immediate payments would adversely affect the Fund (for example, to allow the Fund to raise capital in the case of a large redemption). Your sale proceeds can be wired to your bank account (subject to a fee) or sent to you by check. If you recently purchased your shares by check or through ACH, redemption proceeds may not be available until your funds have cleared (which may take up to 10 calendar days from your date of purchase).

The Fund tries to manage large redemptions of positions in the Fund. However, a large redemption by a shareholder holding a significant investment in the Fund may have an adverse impact on the remaining shareholders in the Fund. For example, such a redemption may cause the Fund to (i) utilize outside sources of liquidity, which may be more costly, or (ii) liquidate securities that otherwise would not have been sold, potentially impacting the Fund’s performance and generating capital gains distributions.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC.

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Conversion of Shares

A share conversion is a transaction in which shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of the Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by the Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of the Fund will generally vary from the NAVs of the other classes due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Fund’s frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

Exchanging and Converting Your Shares

You must meet investor eligibility requirements applicable to the share class into which you are exchanging. The Fund may accept investments of smaller amounts at its discretion. The Fund will treat any cross class conversion between classes of shares of the same Fund as a tax-free event. An exchange between the same classes of shares of different RidgeWorth Funds generally is treated as a taxable event.

For the purpose of computing the CDSC applicable to C Shares, the length of time you have owned your shares will be measured from the original date of purchase and will not be affected by any exchange.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with Fund management and may have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where it is in the best interests of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange or restrict or refuse purchases if (i) the Fund or its manager(s) believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates orders that may dramatically affect the Fund as outlined under “Market Timing Policies and Procedures” below.

If you recently purchased shares by check or through ACH, you may not be able to exchange your shares until your funds have cleared (which may take up to 10 calendar days from your date of purchase).

Exchanging Your Shares

You may exchange your Fund shares for the same class of shares of any other RidgeWorth Fund. Your sales price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in proper form.

Exchanges into the State Street Liquid Reserves Fund — Investment Class

At any time, you may exchange your A, C or I Shares of the Fund for shares of the State Street Institutional Liquid Reserves Fund–Investment Class. Further, qualifying shares of the State Street Institutional Liquid Reserves Fund–Investment Class may be exchanged A, C or I Shares of the Fund. You should read the State Street Institutional Liquid Reserves Fund–Investment Class prospectus prior to investing in that mutual fund. You can obtain a prospectus State Street Institutional Liquid Reserves Fund–Investment Class by calling 1-888-784-3863 or by visiting our website at www.ridgeworth.com. Qualifying exchanges between the Fund’s A and C Shares and the State Street Institutional Liquid Reserves Fund–Investment Class are eligible for exchange into the Fund’s A and/or C Shares without the imposition of the applicable front-end sales charge and/or CDSC. If you purchased shares though a financial institution or intermediary please contact your financial institution or intermediary regarding the availability of this exchange privilege.

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Cross Class Conversions

You may convert your shares for shares of a different class of the same Fund based on the NAV of each class next calculated after the Fund receives your exchange request in proper form. If you have held your current shares for less than one year, your financial intermediary may assess any applicable CDSC on your shares when you make the conversion.

Instructions for Exchanging and Converting Shares

You may exchange or convert your shares on any Business Day by contacting the Fund at 1-888-784-3863 or the financial institution or intermediary through which your shares are held.

Systematic Exchange Plan

The Systematic Exchange Plan is only available to shareholders who own A Shares or C Shares. For investors who qualify, a systematic exchange feature may be added to your account. Shareholders should contact their financial intermediary for more information about how to take advantage of this feature and the minimum investment requirements.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions the Fund reasonably believes to be genuine. If you or your financial institution or intermediary transact with the Fund over the telephone, you will generally bear the risk of any loss. The Fund reserves the right to modify, suspend or terminate telephone transaction privileges at any time.

Tools to Combat Frequent Transactions

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in the Fund, if that shareholder has engaged in four or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of Fund shareholders.

Market Timing Policies and Procedures

The Fund is intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading.

This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

A Fund that invests a significant amount of its assets in overseas markets is particularly susceptible to the risk of certain investors using a strategy known as time-zone arbitrage. Investors using this strategy attempt to take advantage of the differences in value of foreign securities that might result from events that occur between the close of the foreign securities market on which a foreign security is traded and the time at which the Fund calculates its NAV.

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Monitoring Trading Practices. The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of the Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

The Fund and/or its service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Fund’s Board. The Fund seeks to discourage short-term trading by using fair value pricing procedures to fair value certain investments under some circumstances. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include:

•  Restrictions on shareholders from making more than one (1) “round trip” into and out of a Fund within 14 days or more than two (2) “round trips” within any continuous 90 day period. If a shareholder exceeds either “round trip” restriction, he or she may be deemed a “Market Timer,” and the Fund and/or its service providers may, at their discretion, reject any additional purchase orders. The Fund defines a round trip as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund. Anyone considered to be a Market Timer by the Fund, the Adviser, the Subadviser or a shareholder servicing agent may be notified in writing of their designation as a Market Timer; and

•  Reserving the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders.

Although these policies are designed to deter frequent trading, none of these measures alone, nor all of them taken together, eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus arrangements maintained by brokers, retirement plan accounts and other financial intermediaries.

Purchase and redemption transactions submitted to the Fund by these intermediaries reflect the transactions of multiple beneficial owners whose individual transactions are not automatically disclosed to the Fund. Therefore, the Fund relies in large part on the intermediaries who maintain omnibus arrangements (which may represent a majority of Fund shares) to aid in the Fund’s efforts to detect and deter short-term trading. The Fund monitors trading activity at the omnibus account level and look for activity that indicates potential short-term trading. If they detect suspicious trading activity, the Fund contacts the intermediaries to determine whether the short-term trading policy has been violated and may request and receive personal identifying information and transaction histories for some or all beneficial owners to make this determination.

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If the Fund believes that a shareholder has violated the short-term trading policy, it will take further steps to prevent any future short-term trading by such shareholder in accordance with the policy. The Fund cannot guarantee the accuracy of the information provided by the intermediaries and may not always be able to track short-term trading affected through these intermediaries. The Fund has the right to terminate an intermediary’s ability to invest in the Fund if excessive trading activity persists and the Fund or its Adviser or Subadviser reasonably believes that such termination would be in the best interests of long-term shareholders.

In addition to the Fund’s market timing policies and procedures described above, you may be subject to the market timing policies and procedures of the intermediary through which you invest. Please consult with your intermediary for additional information regarding its frequent trading restrictions.

Distributions and Taxes

Target Fund	Acquiring Fund

Distributions

The Fund intends to qualify each year to be treated as a RIC under the Code. As a RIC, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund currently anticipates distributing substantially all of its net investment income, as well as any distributions it receives from MLPs in excess of its allocable share of the MLPs’ net taxable income and any return of capital distributions it receives from REITs, on a quarterly basis. Such quarterly distributions shall be paid at a rate that is approximately equal to the dividend and/or distribution rate that the Fund expects to receive from its underlying investments, after offset for the expenses of the Fund. The Fund expects to distribute substantially all of its net realized capital gains, if any, at least annually.

The amounts of such quarterly dividends and distributions are not guaranteed and are subject to the discretion of the Fund’s Advisor, Sub-Advisor and the Fund’s management under policies adopted by the Board of Trustees, and are reviewed and ratified by the Board of Trustees.

All distributions of the Fund are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

Taxes

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

Dividends and Distributions

The Fund distributes its net investment income at least annually. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

Shareholders of the Fund are entitled to receive dividends declared starting on the next business day after a purchase is received in good order.

Shareholders of the Fund are entitled to receive dividends declared on the day their shares are redeemed.

401(k) plan participants will receive dividends and distributions in the form of additional Fund shares if the participant owns shares of the Fund on the date the dividend or distribution is allocated by the 401(k) plan. Therefore, a participant will not receive a dividend or distribution if the participant does not own shares of the applicable RidgeWorth Fund on the date the dividend or distribution is allocated.

Taxes

Please consult your tax advisor regarding your specific questions about U.S. federal, state, local, and foreign tax considerations relating to any investment in the Fund.

Summarized below are some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change. More information on taxes is in the Fund’s SAI.

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You will generally have to pay federal income taxes, as well as any state or local taxes, on taxable distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of the Fund for shares of another fund, the exchange will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains are taxable for federal income tax purposes at ordinary income tax rates. Distributions from the Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by the Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions of investment income that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income or for the dividends-received deduction.

Distributions in excess of current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares. After the shareholder’s basis has been reduced to zero, distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as capital gain, assuming the shareholder holds his or her shares of the Fund as capital assets. The Fund’s anticipated distributions, described above under “Distributions,” might result in a return of capital to you since the Fund might not have sufficient current or accumulated earnings and profits to support the treatment of its distributions as dividends for federal income tax purposes.

You may want to avoid buying shares of the Fund just before it declares a taxable distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, taxable dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them in additional shares.

Income distributions are generally taxable as ordinary income or, in general, if paid from the Fund’s “qualified dividend income” and if certain conditions, including holding period requirements, are met by the Fund and the shareholder as qualified dividend income. Dividends that are qualified dividend income are taxable to noncorporate shareholders at U.S. federal income tax rates of up to 20%. Capital gains distributions (i.e., distributions of the excess of net long-term capital gain over net short-term capital loss, if any) are generally taxable at the rates applicable to long-term capital gains. Long-term capital gains are generally taxable to noncorporate shareholders at rates of up to 20%. Distributions from the Fund’s net short-term capital gains are generally taxable as ordinary income. A high portfolio turnover rate and the use of certain derivatives may cause the Fund to recognize higher amounts of short-term capital gains. A portion of dividends received from a Fund (but none of the Fund’s capital gain distributions) may qualify for the dividends-received deduction for corporations.

“Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income or for the dividends-received deduction.

Distributions in excess of current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-deferred return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares. After the shareholder’s basis has been reduced to zero, distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as capital gain, assuming the shareholder holds his or her shares of the Fund as capital assets. The Fund’s distributions might result in a return of capital to you.

If the Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.

If you invest in the Fund shortly before a dividend or other taxable distribution, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution.

Distributions from the Fund and capital gains on a disposition of Fund shares are generally taken into account for purposes of the 3.8% U.S. federal Medicare contribution tax on all or a portion of the “net investment income” of individuals with incomes exceeding certain thresholds. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

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Information on the federal income tax status of dividends and distributions is provided annually. Taxable dividends and distributions from the Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Qualification as a RIC generally requires, among other things, that at the end of each quarter of the Fund’s taxable year not more than 25% of the Fund’s assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in the securities of two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (generally including MLPs). If the Fund were to fail to qualify as a regulated investment company (e.g., by investing more than 25% of its assets in MLPs), it would be subject to federal income tax as a corporation, and its distributions to shareholders would be taxed as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Under certain circumstances, the Fund could cure a failure to qualify as a regulated investment company, but in order to do so, the Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 28%.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to such withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the Fund beginning before January 1, 2015. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemption proceeds and certain capital gain dividends payable to such entities after

The Fund will inform you shortly after the close of each calendar year of the amounts of your distributions that may qualify as ordinary income dividends, qualified dividend income, and capital gain distributions.

You must provide your social security number or other taxpayer identification number to the Fund along with any certifications required by the Internal Revenue Service. If you do not, or if it is otherwise legally required to do so, the Fund will apply “backup withholding” tax on your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding. The backup withholding rate is 28%.

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through a 401(k) plan or any other employer-sponsored retirement or savings plan that qualifies for tax-advantaged treatment under federal income tax laws. Generally, you will not owe taxes on these distributions until you begin withdrawals from the plan. Withdrawals from the plan are subject to numerous complex and special tax rules and may be subject to a penalty tax in the case of premature withdrawals. You should consult your tax advisor or plan administrator regarding the tax rules governing your retirement or savings plan.

The Fund may be able to pass along a tax credit for foreign income taxes it pays. In such event, the Fund will provide you with the information necessary to reflect such foreign taxes on your federal income tax return.

Qualification as a RIC generally requires, among other things, that at the end of each quarter of the Fund’s taxable year not more than 25% of the Fund’s assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in the securities of two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships (generally including MLPs). If the Fund were to fail to qualify as a regulated investment company (e.g., by investing more than 25% of its assets in MLPs), it would be subject to federal income tax as a corporation, and its distributions to shareholders would be taxed as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Under certain circumstances, the Fund could cure a failure to qualify as a regulated investment company, but in order to do so, the Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.

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Target Fund	Acquiring Fund

December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits. This discussion of distributions and taxes is not intended or written to be used as tax advice. Because everyone’s tax situation is different, we encourage you to consult with appropriate tax and accounting professionals about federal, state, local, or foreign tax consequences before considering an investment in the Fund.

Cost Basis Information

Federal tax law requires that regulated investment companies, such as the Fund, report their shareholders’ cost basis, gain/loss, and holding period to the IRS on Forms 1099 when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

The Fund has chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on Form 1099 if you do not select a specific tax lot identification method. Subject to certain limitations, you may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Other Distribution or Service Arrangements

This section will also help you compare certain distribution arrangements of the Target Fund with those of the Acquiring Fund.

Target Fund	Acquiring Fund

Distribution of Shares

Foreside Fund Services, LLC (the “Distributor”) acts as the Fund’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Trust, the Advisor, the Sub-Advisor or any other service provider for the Fund.

Distribution Plan – A Shares and C Shares

The A Shares and C Shares of the Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund’s assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Target Fund	Acquiring Fund

Distribution and Service (Rule 12b-1) Fees (For Class A and Class C Shares)

The Trust has adopted a plan on behalf of the Fund pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows the Fund to pay distribution fees for the sale and distribution of its Class A Shares and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders of each such Class and the maintenance of shareholder accounts.

Broker-dealers who initiate and are responsible for selling C Shares may receive an initial payment at the time of sale of 1.00% and annual 12b-1 payout effective in the 13th month of 1.00%. Through the distribution plan, the Fund’s Distributor is reimbursed for these payments, as well as other distribution related services provided by the Distributor.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Since these fees are paid out of the Fund’s assets attributable to the Fund’s Class A Shares and Class C Shares, respectively, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class A Shares and Class C Shares will be reduced by the amount of distribution and service fees and other expenses of the Fund associated with that respective class of shares. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons for any distribution or administrative services provided by such persons to the Fund. Payments under the 12b-1 Plan are not tied exclusively to expenses actually incurred by the Distributor or others and the payments may exceed or be less than the amount of expenses actually incurred.

To promote the sale of the Fund’s Class C Shares and to pay for certain shareholder services, the Distributor may pay broker-dealers up to 1.00% of the amount invested by their clients in the Class C Shares of the Fund at the time the Shares are purchased (which includes prepayment of the first year’s 0.25% administrative service fee). These up-front payments to broker-dealers are financed solely by the Advisor and are not financed by investors or the Fund. The Distributor receives and can pay as reimbursement to the Advisor all of the 12b-1 fees with respect to such shares. During the first 12 months, the Advisor may retain the full 1.00% 12b-1 fee to recoup the up-front payment advanced at the time of purchase. After the Distributor has reimbursed the Advisor for the amounts that the Advisor has financed, the broker-dealers will receive from the Distributor the ongoing 12b-1 service fees associated with their clients’ investments.

To assist investors in comparing classes of shares, the table under the Prospectus heading “Fees and Expenses of the Fund” provides a summary of expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered in this Prospectus.

Institutional Class Shares are not subject to any distribution fees under the 12b-1 Plan.

For A Shares, the Fund’s distribution plan authorizes payment of up to the amount shown under “Maximum Fee” in the table that follows. Currently, however, the Board has only approved payment of up to the amount shown under “Current Approved Fee” in the table that follows. Fees are shown as a percentage of average daily net assets of the Fund’s A Shares.

Maximum Fee	Current Approved Fee
[ ]%	[	]%

For C Shares, the maximum distribution fee is 1.00% of the average daily net assets of a Fund’s C Shares.

The Fund may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the Financial Industry Regulatory Authority.

Distribution of Fund Shares Generally

The Adviser, the Subadviser or their affiliates may make payments from their own funds based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser or Subadviser. Furthermore, the Adviser, the Subadviser or their affiliates may pay fees from their own capital resources to financial intermediaries (such as brokers, banks, financial advisers and retirement plan service providers) to compensate them for providing distribution-related or shareholder services, for marketing expenses they incur, for travel and lodging in connection with educational events or to pay for the opportunity to have them distribute the Funds.

The amount of these payments is determined by the Adviser or Subadviser and may differ among financial intermediaries. Such payments may provide incentives for financial intermediaries to make shares of the Fund available to their customers, and may allow the Fund greater access to such financial intermediaries and their customers than would be the case if no payments were made. You may wish to consider whether such arrangements exist when evaluating any recommendation to purchase shares of the Fund.

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Target Fund	Acquiring Fund

Additional Payments to Broker-Dealers and Other Financial Intermediaries

The Advisor may also pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments to broker-dealers or intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may provide cash payments for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Shareholder Servicing Plans

The Fund may pay a fee at an annual rate of up to 0.15% of its average daily net assets to shareholder servicing agents. Shareholder servicing agents provide non-distribution administrative and support services to their customers, which may include establishing and maintaining accounts and records relating to shareholders, processing dividend and distribution payments from the Fund on behalf of shareholders, responding to routine inquiries from shareholders concerning their investments, assisting shareholders in changing dividend options, account designations and addresses, and other similar services.

Shareholder Servicing Plans

With respect to the A Shares and I Shares of the Fund, the A Shares and I Shares Shareholder Servicing Plan permits the A Shares and I Shares of the Fund to pay financial intermediaries for shareholder support services they provide, at a rate of up to 0.25% of the average daily net assets of each of the A Shares and I Shares of the Fund. Financial intermediaries include brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund or its service providers. The shareholder support services may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

KEY INFORMATION ABOUT THE PROPOSED REORGANIZATION

Agreement and Plan of Reorganization

At the Special Meeting, the shareholders of the Target Fund will be asked to approve a Plan to reorganize the Target Fund into the Acquiring Fund. Shareholders of the Target Fund’s Class A Shares, Class C Shares, and Institutional Class Shares will receive A Shares, C Shares, and I Shares, respectively, of the Acquiring Fund. The Acquiring Fund is a newly organized fund that will commence operations upon the closing of the Reorganization. If the Plan is approved by the shareholders of the Target Fund and the Reorganization is completed, the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) a number of full and fractional shares of each class of the Acquiring Fund equal in aggregate value to the aggregate value of the corresponding class of the Target Fund as of the close of business on the closing day of the Reorganization (the “Closing”) and (ii) the assumption by the

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Acquiring Fund of all of the Target Fund’s liabilities. Immediately thereafter, the Target Fund will liquidate and distribute the shares of each class of the Acquiring Fund received in exchange for Target Fund’s assets to shareholders of the Target Fund holding the corresponding class of Target Fund shares in proportion to the relative net asset value of their holdings of that class of Target Fund’s shares, by instructing the Trust’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts. The expenses associated with the Reorganization will not be borne by the Target Fund. Certificates evidencing Acquiring Fund shares will not be issued to the Target Fund’s shareholders.

The holding period for the Target Fund’s shares will carry over to the Acquiring Fund shares received by shareholders in the Reorganization for purposes of determining the application of any applicable contingent deferred sales charge, redemption or exchange. Upon completion of the Reorganization, each shareholder of the Target Fund will own a number of full and fractional shares of the corresponding class of the Acquiring Fund equal in aggregate value to the aggregate value of such shareholder’s shares of the applicable class of the Target Fund at the time of the exchange.

Until the Closing, shareholders of the Target Fund will continue to be able to redeem their shares at the net asset value per share (“NAV”) next determined after receipt by the Target Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund and the transfer books of the Target Fund will be permanently closed. If the Reorganization is completed, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current NAV. Shareholders of the Target Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the Target Fund and the receipt of a legal opinion from counsel to the Trust with respect to certain tax issues. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on [ ], or such other date agreed to by the Trust and IMST.

RidgeWorth Investments has agreed to pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and to preparing and filing the registration statement that includes this Proxy Statement. RidgeWorth Investments will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. RidgeWorth Investments anticipates the total costs relating to the proposed Reorganization will be approximately $[ ].

The Plan with respect to the Reorganization of the Target Fund may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized offers of the Target Fund and the Acquiring Fund, notwithstanding approval of the Plan by the Target Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Plan to the detriment of such shareholders without their further approval. In addition, the Plan with respect to the Reorganization of the Target Fund may be terminated at any time prior to the Closing by the Board or the Board of Trustees of the Trust if, among other reasons, the Board or the Board of Trustees of the Trust determines that the Reorganization is not in the best interest of its shareholders.

Board’s Considerations Relating to the Proposed Reorganization

At IMST’s Board Meeting held on December 10, 2015, Liberty Street, the Target Fund’s investment adviser, recommended that the Trustees approve the Reorganization. At the meeting, the Trustees reviewed detailed proposed Reorganization from the point of view of the interests of the Target Fund and its shareholders. After careful consideration, the Trustees (including all Trustees who are not “interested persons” of the Target Fund, Liberty Street, Capital Innovations or their affiliates) determined that the Reorganization would be in the best interests of the Target Fund and its shareholders. The Trustees unanimously approved the Agreement and Plan of Reorganization and recommended that the shareholders of the Target Fund vote in favor of the Reorganization by approving the Plan.

Liberty Street indicated to the Board that despite the Target Fund’s strong performance record since its inception in September, 2012, compared to the performance of its Morningstar Natural Resource Peer Group and the S&P Natural Resources Index, Liberty Street had not been able to raise the Target Fund’s assets to a sustainable level and did not see clear prospects of being able to do so in the future. Liberty Street noted that the Target Fund’s assets were only $6.3 million as of October 5, 2015, a decrease of $8.9 million from December 31, 2014. Liberty Street indicated that after reviewing the alternative solutions to this problem, including possible changes to the Target Fund’s investment objectives and its subadviser (which were discussed with the Board at a meeting on October 13, 2015), Liberty Street had concluded that although some of the reasons for the Target Fund’s lack of growth were attributable to general market and economic conditions, it had proved unexpectedly difficult to explain to potential investors fund strategies that do not fit easily into an investor-recognizable “style box.” Liberty Street indicated that it had concluded that the Acquiring Fund would have better prospects for increasing the Target Fund’s asset level, as RidgeWorth Investments was an advisory firm with a more diverse following than Liberty Street among financial advisory firms, and could include the Target Fund in the Trust as one series of a branded family of funds.

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In recommending the proposed Reorganization, the Trustees (with the advice and assistance of independent counsel) also considered, among other things:

•	the terms of the Reorganization, including the anticipated tax-free nature of the transaction for the Target Fund and its shareholders;

•	that the investment objectives, strategies and policies of the Acquiring Fund are similar to those of the Target Fund;

•	that the investment subadviser and portfolio managers of the Target Fund will continue as subadviser and portfolio managers of the Acquiring Fund;

•	that the initial advisory fees to be paid to the RidgeWorth Investments under the Acquiring Fund’s investment advisory agreement would be less than those paid to Liberty Street under the Target Fund’s investment advisory agreement, and that RidgeWorth Investments had agreed to enter into an expense limitation agreement comparable to the Target Fund’s current expense limitation agreement that would cap the Acquiring Fund’s investment advisory fee and operating expenses at levels no higher than the Target Fund’s current expenses for at least a two year period from the date of the Reorganization;

•	that the Reorganization would not result in the dilution of shareholders’ interests;

•	that RidgeWorth Investments will bear the costs of the proposed Reorganization;

•	that the proposed Reorganization will be submitted to the shareholders of the Target Fund for their approval;

•	that shareholders of the Target Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Target Fund shares before the Reorganization;

•	that liquidation of the Target Fund would be a taxable event forcing shareholders to recognize a gain or loss on their investments for tax purposes; and

•	that an agreement was entered into between Liberty Street and RidgeWorth Investments, in which Liberty Street will be paid a fee by RidgeWorth Investments for, among other things, helping obtain Board and shareholder approval for the Reorganization, to the extent consistent with its fiduciary duties, and pre- and post-closing transition services.

Based on all of the foregoing, the Board concluded that the Target Fund’s participation in the proposed Reorganization would be in the best interests of the Target Fund and would not dilute the interests of the Target Fund’s existing shareholders. The Board, including those Board members who are not “interested persons” of IMST, as defined in the 1940 Act, unanimously recommends that shareholders of the Target Fund approve the Plan and the transactions it contemplates.

Section 15(f) Disclosure

Liberty Street, Capital Innovations and RidgeWorth Investments intend for the Reorganization to comply with Section 15(f) of the 1940 Act, which provides, in substance, that when a sale of a controlling interest in a fund’s investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with that sale, so long as (i) during the three-year period following consummation of the transaction, at least 75% of the fund’s (or its successor’s) board are not “interested persons” (as defined by the 1940 Act) of the investment adviser or predecessor adviser of the fund (or its successor); and (ii) an “unfair burden” is not imposed on the fund as a result of the transaction. The term “unfair burden” is defined to include any arrangement during the two-year period after the date on which transaction occurs whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined by the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, (i) from the fund or its shareholders, other than fees for bona fide investment advisory or other services, or (ii) with certain exceptions, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the fund, other than bona fide ordinary compensation as principal underwriter of the fund. Accordingly, Ridgeworth Investments and the Trust have agreed that, for a period of three years after the closing of the Reorganization, at least 75% of the Trust’s board will be comprised of persons who are not “interested persons” of Liberty Street, Capital Innovations or RidgeWorth Investments, and that for a period of at least two years from the date of the Reorganization, the fees and expenses attributable to the A, C and I Shares of the Acquiring Fund will be capped at levels that are no higher than the current fee and expense cap levels of the corresponding classes of the Target Fund.

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Certain Federal Income Tax Consequences

For each year of its existence, the Target Fund has had in effect an election to be, and IMST believes it has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, IMST believes the Target Fund has been, and expects to continue through the Closing to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the Closing of the Reorganization, IMST will receive an opinion of counsel to the Trust substantially to the effect that for federal income tax purposes:

•	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund’s shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, or upon the distribution of the Acquiring Fund’s shares to the shareholders of the Target Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

•	The tax basis in the hands of the Acquiring Fund of each asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Target Fund immediately prior to the transfer thereof,, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;

•	The holding period in the hands of the Acquiring Fund of each asset transferred from the Target Fund to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such asset was held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

•	No gain or loss will be recognized by the Acquiring Fund upon its receipt of all of the assets of the Target Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

•	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares for Acquiring Fund shares as part of the Reorganization;

•	The aggregate tax basis of the Acquiring Fund shares that each Target Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

•	Each Target Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will include the period for which such shareholder held the Target Fund shares exchanged therefor, provided that the Target Fund shareholder held such Target Fund shares as capital assets on the date of the exchange; and

•	The taxable year of the Target Fund will not end as a result of the Reorganization.

In rendering each opinion, counsel will rely upon, among other things, certain facts, assumptions and representations of IMST, the Trust, the Target Fund and the Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Although IMST is not aware of any adverse state income tax consequences, IMST has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

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Capital Loss Carryforwards

Net capital losses recognized in taxable years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Carryforwards of losses from taxable years that began after December 22, 2010 must be fully utilized before a Fund may utilize carryforwards of losses from taxable years that began on or before December 22, 2010. Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred. By reason of the Reorganization, the Acquiring Fund will succeed to and take into account any capital loss carryforwards of the Target Fund. The Reorganization is not expected to result in limitations on the Acquiring Fund’s ability to use the capital loss carryforwards of the Target Fund.

Capitalization

The following table shows, as of November 30, 2015, the capitalization of each Fund and the pro forma combined capitalization of the Acquiring Fund, giving effect to the proposed Reorganization as of that date:

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund
Class A	$1,755,219.01	$9.90	177,307.325
Acquiring Fund (Pro forma)
A	$1,755,219.01	$9.90	177,307.325
Target Fund
Class C	$308,027.80	$9.76	31,549.938
Acquiring Fund (Pro forma)
C	$308,027.80	$9.76	31,549.938
Target Fund
Institutional Class	$3,370,245.83	$9.91	339,966.099
Acquiring Fund (Pro forma)
I	$3,370,245.83	$9.91	339,966.099

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Investment Advisers, Subadviser and Portfolio Managers

Capital Innovations Global Agri, Timber, Infrastructure Fund. Liberty Street, a New York corporation which maintains its principal offices at 1004 Wall Street, Floor 20, New York, NY 10005, acts as the investment adviser to the Target Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). Liberty Street is an investment adviser registered with the SEC. As the Target Fund’s investment adviser, Liberty Street provides investment advisory services to the Target Fund, including: (i) designing the Target Fund’s initial investment policies and developing evolutionary changes to such policies as appropriate for presentation to the Board; (ii) providing overall supervision for the general management and operations of the Target Fund; (iii) monitoring and supervising the activities of Capital Innovations, the Target Fund’s subadviser, and (iv) providing related administrative services. As of [ ], Liberty Street had approximately $[ ] billion in assets under management.

Pursuant to the Advisory Agreement, the Target Fund pays Liberty Street an annual advisory fee of 1.10% of the Target Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis. Liberty Street waived its entire management fee for the fiscal year ended November 30, 2014. Pursuant to a sub-advisory agreement, Liberty Street pays a portion of its advisory fee to Capital Innovations. The Target Fund’s SAI provides additional information about the fees paid to Liberty Street and Capital Innovations.

Capital Innovations, a Delaware limited liability company, is located at 325 Forest Grove Drive, Suite 100, Pewaukee, WI 53072, and serves as the Target Fund’s subadviser pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”). Capital Innovations is registered as an investment adviser with the SEC, and is responsible for the day-to-day management of the Target Fund’s portfolio, selection of the Target Fund’s portfolio investments and supervision of its portfolio transactions subject to the general oversight of the Board and Liberty Street. Capital Innovations provides investment advisory services for investment companies, and institutional clients, and high net worth individuals. As of [ ], Capital Innovations had approximately $[ ] million in assets under management. A discussion regarding the basis for the Board’s approval of the Advisory Agreement and Sub-Advisory Agreement was included in the Target Fund’s Annual Report to shareholders for the period ended November 30, 2014.

The table below sets forth the advisory fees paid by the Target Fund for the fiscal years ended November 30, 2014 and November, 2013 and the period September 28, 2012 (commencement date) through November 30, 2012. Capital Innovation’s fee, payable monthly and calculated as a percentage of the Target Fund’s average daily net assets, is paid by Liberty Street and not the Target Fund.

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Fees Paid ($)			Fees Waived ($)
2014	2013	2012	2014	2013	2012
163,383	72,871	502	163,383	72,871	502

The Target Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Target Fund’s shareholders), including among others, legal fees and expenses of counsel to the Target Fund and the Target Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Target Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Target Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Target Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of trustees; any litigation expenses; and costs of shareholders’ and other meetings.

Liberty Street has contractually agreed to waive its fees and/or pay for operating expenses of the Target Fund to ensure that the total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.60%, 2.35% and 1.35% of the average daily net assets of the Class A Shares, Class C Shares and Institutional Class Shares of the Target Fund, respectively. This agreement is effective until March 31, 2016, and may be terminated before that date only by the Board of Trustees.

Any reduction in advisory fees or payment of the Target Fund’s expenses made by Liberty Street in a fiscal year may be reimbursed by the Target Fund for a period of three years from the date of reduction or payment if Liberty Street so requests. This reimbursement may be requested from the Target Fund if the aggregate amount of operating expenses for such fiscal year, as accrued each month, in addition to the amount of the reimbursement, does not exceed the lesser of (a) the limitation on Target Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Target Fund’s expenses, or (b) the limitation on Target Fund expenses at the time of the request. The reimbursement amount may not exceed the total amount of fees waived and/or Target Fund expenses paid by Liberty Street and will not include any amounts previously reimbursed to Liberty Street by the Target Fund. Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts and no reimbursement may cause the total operating expenses paid by the Target Fund in a fiscal year (including the amount of the reimbursement) to exceed the applicable limitation on Target Fund expenses for such fiscal year. The Target Fund must pay current ordinary operating expenses before Liberty Street is entitled to any reimbursement of fees and/or Target Fund expenses.

Michael D. Underhill and Susan L. Dambekaln are the portfolio managers for the Target Fund. Capital Innovations utilizes a team-based approach in managing the Target Fund. Mr. Underhill and Ms. Dambekaln are the leaders of this team and comprise the Allocation Committee, which is responsible for the allocations of the Target Fund’s investments among the various asset classes. Michael D. Underhill has served as the Chief Investment Officer and portfolio manager for Capital Innovations since he co-founded the firm in 2007. Mr. Underhill has over 24 years of investment industry experience. Susan L. Dambekaln has served as the portfolio manager for Capital Innovations since she co-founded the firm in 2007. Ms. Dambekaln has over 21 years of investment industry experience.

The Target Fund’s SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Target Fund securities.

RidgeWorth Capital Innovations Global Resources and Infrastructure Fund. Following the Reorganization, RidgeWorth Investments will assume the role of the Acquiring Fund’s investment adviser pursuant to an investment advisory agreement. RidgeWorth Investments, located at 3333 Piedmont Road, NE, Suite 1500, Atlanta, Georgia 30305, serves as investment adviser for RidgeWorth Funds. As of [ ], RidgeWorth had approximately $[ ] billion in assets under management.

The Acquiring Fund will pay RidgeWorth Investments an annual advisory fee of 1.00% of the Acquiring Fund’s average daily net assets for the services and facilities it provides. RidgeWorth Investments will enter into a subadvisory agreement with Capital Innovations pursuant to which Capital Innovations will act as subadviser to the Acquiring Fund. For these subadvisory services, RidgeWorth Investments will pay Capital Innovations an annual subadvisory management fee calculated as a percentage of the Acquiring Fund’s average daily net assets. The subadvisory management fee will be paid on a monthly basis by RidgeWorth Investments and not by the Acquiring Fund. The Statement of Additional Information dated [ ] relating to this Proxy Statement provides additional information about the fees that will be paid to RidgeWorth Investments and Capital Innovations.

47

Effective as of the Closing, RidgeWorth Investments and Capital Innovations have contractually agreed to waive fees and reimburse expenses until at least [            ], 2018, in order to keep Total Annual Fund Operating Expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and Acquired Fund Fees and Expenses) from exceeding 1.40%, 2.15%, and 1.15% for Class A, C, and I shares, respectively. RidgeWorth Investments will consider renewal of and further reductions to this limit on an annual basis. RidgeWorth Investments is entitled to reimbursement by the Acquiring Fund of fees waived or expenses reduced during any of the previous 36 months if on any day or month the estimated annualized fund operating expenses are less than the cap.

Mr. Underhill and Ms. Dambekaln, current portfolio managers of the Target Fund, will continue to act as portfolio managers of the Acquiring Fund.

ADDITIONAL INFORMATION ABOUT INVESTMENT MANAGERS SERIES TRUST

AND RIDGEWORTH FUNDS

IMST is a Delaware statutory trust governed by its own Agreement and Declaration of Trust, By-Laws and a Board of Trustees. The Trust is a Massachusetts business trust governed by its own Agreement and Declaration of Trust, By-Laws and a Board of Trustees. The operations of IMST and the Trust are also governed by applicable state and federal law.

Trustees and Officers. The trustees and officers of IMST (of which the Target Fund is a series) are different from those of the Trust (of which the Acquiring Fund is a series). The following individuals comprise the Board of Trustees of IMST: Charles H. Miller, Ashley Toomey Raubun, William H. Young, John P. Zader (interested Trustee), and Eric M. Banhazl (interested Trustee).

The following individuals comprise the Board of Trustees of the Trust: Tim E. Bentsen, Jeffrey M. Biggar, George C. Guynn, Sidney E. Harris, Connie D. McDaniel, and Ashi S. Parikh (interested Trustee).

Independent Registered Public Accounting Firm (“Auditor”). The Target Fund’s Auditor is Tait, Weller & Baker LLP. The Acquiring Fund’s Auditor is PricewaterhouseCoopers LLP.

Other Service Providers. UMB Fund Services, Inc. serves as the transfer agent, fund accountant and co-administrator for the Target Fund. UMB Bank, n.a. serves as the custodian for the Target Fund. Foreside Fund Services, LLC serves as principal underwriter of the Target Fund.

Boston Financial Data Services, Inc. serves as the transfer agent and dividend paying agent to the Trust. State Street Bank and Trust Company serves as fund accounting agent, administrator and custodian for the Trust. RidgeWorth Distributors LLC serves as principal underwriter of the Trust.

Shares. IMST is authorized to issue an unlimited number of shares of beneficial interest of the Target Fund. Shareholders have no preemptive rights.

The Trust is authorized to issue an unlimited number of shares of beneficial interest of the Acquiring Fund, no par value, from an unlimited number of series of shares. Shareholders have no preemptive rights.

Voting Rights. On each matter submitted to a vote of shareholders of the Target Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote. On each matter submitted to a vote of shareholders of the Acquiring Fund, each shareholder is entitled to one vote for each share held (with proportional fractional votes for fractional shares). On any matter submitted to a vote of shareholders of the Trust, except when required by the 1940 Act or when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only the shareholders of such series or classes shall be entitled to vote.

Shareholder Meetings. IMST and the Trust are not required to, and do not, have annual meetings. Nonetheless, the Board of Trustees of IMST and the Board of Trustees of the Trust may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by IMST’s and the Trust’s Agreement and Declaration of Trust and By-Laws. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

Shareholder Liability. Both IMST and the Trust’s trust instruments disclaim shareholder liability for the debts, liabilities, obligations and expenses of IMST or the Trust or any of their respective series and provide indemnification for all losses and expenses of any shareholder held liable for the obligations of the Target Fund or the Acquiring Fund, respectively. Shareholders of IMST have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation. Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders’ incurring financial loss for that reason appears remote because the Trust’s Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Agreement and Declaration of Trust provides for indemnification out of the Trust property for any investor held personally liable for the obligations of the Trust.

48

Trustee Liability. Both IMST and the Trust indemnify trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that IMST and the Trust do not provide indemnification for liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.

The foregoing is a very general summary of certain provisions of the trust instruments and by-laws governing the Funds. It is qualified in its entirety by reference to the respective trust instruments and by-laws.

INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

General. Pursuant to the Plan, RidgeWorth Investments has agreed to pay all costs associated with each Fund’s participation in the Reorganization.

In addition to solicitation by mail, certain officers and representatives of IMST, officers, employees or agents of Capital Innovations or RidgeWorth Investments, and certain financial service firms and their representatives, who will receive no extra compensation for their services, may solicit voting instructions/proxies by telephone, telegram, telegraph or in person. In addition, a representative from [ ], a firm authorized by RidgeWorth Investments to assist in the solicitation of proxies and voting instructions, may contact you to solicit your proxy by mail, by telephone or by internet. [ ] has been retained to assist in the solicitation of the proxies and it is estimated that it will receive approximately $[ ] for its services.

As of [ ] (the “Record Date”), the Target Fund had [ ] shares outstanding.

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Special Meeting.

Other Matters to Come Before the Special Meeting. The Board is not aware of any matters that will be presented at the Special Meeting other than that set forth in this Prospectus/Proxy Statement. Should any other matters requiring a vote of shareholders arise, the accompanying Proxy Card will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their judgment.

Quorum. One-third of the Target Fund’s outstanding shares constitutes a quorum for the transaction of business. If the necessary quorum to transact business, or the vote required to approve the proposal, is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

Voting. Approval of the proposal requires the affirmative vote of a majority of the outstanding shares of the Target Fund entitled to vote on the proposal. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of the Target Fund.

Each valid Proxy Card received in time for the Special Meeting will be voted in accordance with the instructions on the Proxy Card as the persons named in the Proxy Card determine on such other business as may come before the Special Meeting.

IMST has also arranged to have votes recorded by telephone. Please have the Proxy Card in hand and call the number on the enclosed materials and follow the instructions. After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call. The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Shareholders may also vote over the Internet by following the instructions in the enclosed materials. Shareholders will be prompted to enter the control number on the enclosed Proxy Card. Follow the instructions on the screen, using the proxy ballot as a guide. The voting procedures used in connection with internet voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

49

For the Reorganization proposal, to the extent not designated, the shares will be voted FOR approval of the Reorganization. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of IMST, (ii) by properly executing a later-dated proxy that is received by IMST at or prior to the Special Meeting or (iii) by attending the Special Meeting and voting in person. Merely attending the Special Meeting without voting, however, will not revoke a previously submitted proxy. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

In tallying votes, abstentions and broker non-votes (i.e., where both a discretionary and non-discretionary proposal appears on the ballot, the difference between the shares voted by brokers or nominees in their discretion, and shares as to which instructions have not been received from the beneficial owners or persons entitled to vote on the non-discretionary proposal for which the broker or nominee does not otherwise have discretionary voting power) will be counted for purposes of determining whether a quorum is present for purposes of convening the Special Meeting. Abstentions and broker non-votes will have the effect of being counted as votes against the Reorganization proposal. Because there is no discretionary item on the agenda for this Special meeting, the Target Fund does not expect to receive any broker non-votes.

Share Ownership. [As of the Record Date, the officers and trustees of IMST beneficially owned the following percentage of the Target Fund: ]

Shareholder	Title	% Owned
[ ]	[ ]	[ ]

[As of the Record Date, the officers and trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Target Fund.]

The following shareholders owned of record or beneficially 5% or more of the outstanding shares of the Target Fund as of the Record Date:

Shareholder Name and Address	Percent
[ ]	[	]%

As of the date of this Prospectus/Proxy Statement, no shares of the Acquiring Fund have been issued.

INFORMATION FILED WITH THE SEC

IMST and the Trust are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and trust documents, with the SEC. Reports, proxy statements, registration statements and other information filed by IMST and the Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

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FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Target Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total returns figures represent the percentage that an investor in the Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information for the periods shown, except for the six-months ended May 31, 2015, has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

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Capital Innovations Global Agri, Timber, Infrastructure Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Six Months Ended	For the Year Ended	For the Year Ended	For the Period September 28, 2012* through
	May 31, 2015 (Unaudited)	November 30, 2014	November 30, 2013	November 30, 2012
Net asset value, beginning of period	$11.83	$11.49	$10.02	$10.00
Income from Investment Operations:
Net investment income[1]	0.04	0.10	0.07	0.01
Net realized and unrealized gain on investments	0.10	0.34	1.43	0.01
Total from investment operations	0.14	0.44	1.50	0.02
Less Distributions:
From return of capital	—	(0.03)	—	—
From net investment income	(0.01)	(0.02)	(0.03)	—
From net realized gain	—	(0.05)	—	—
Total distributions	(0.01)	(0.10)	(0.03)	—
Net asset value, end of period	$11.96	$11.83	$11.49	$10.02
Total return [2]	1.16%[3]	3.84%	14.98%	0.20%[3]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,938	$3,033	$5,569	$14
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.29%[4]	3.54%	6.82%	122.35%[4]
After fees waived and expenses absorbed	1.60%[4]	1.60%	1.60%	1.60%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.95%)[4]	(1.06%)	(4.62%)	(120.45%)[4]
After fees waived and expenses absorbed	0.74%[4]	0.88%	0.60%	0.30%[4]
Portfolio turnover rate	8%[3]	24%	7%	3%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more and no initial sales charge is applied to purchases of $1 million or more. Returns shown do not include payment of a Contingent Deferred Sales Charge of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of purchase. If these sales charges were included total returns would be lower.
[3]	Not annualized.
[4]	Annualized.

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Capital Innovations Global Agri, Timber, Infrastructure Fund

FINANCIAL HIGHLIGHTS

Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Six Months Ended May 31, 2015 (Unaudited)	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013	For the Period September 28, 2012* through November 30, 2012
Net asset value, beginning of period	$11.69	$11.41	$10.01	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	—	0.02	(0.02)	(0.01)
Net realized and unrealized gain on investments	0.10	0.33	1.42	0.02
Total from investment operations	0.10	0.35	1.40	0.01
Less Distributions:
From return of capital	—	(0.01)	—	—
From net investment income	—	(0.01)[2]	— [2]	—
From net realized gain	—	(0.05)	—	—
Total distributions	—	(0.07)	—	—
Net asset value, end of period	$11.79	$11.69	$11.41	$10.01
Total return [3]	0.86%[4]	3.04%	14.03%	0.10%[4]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$520	$737	$819	$7
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	4.04%[5]	4.29%	7.57%	123.10%[5]
After fees waived and expenses absorbed	2.35%[5]	2.35%	2.35%	2.35%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.70%)[5]	(1.81%)	(5.37%)	(121.20%)[5]
After fees waived and expenses absorbed	(0.01%)[5]	0.13%	(0.15%)	(0.45%)[5]
Portfolio turnover rate	8%[4]	24%	7%	3%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. These returns include 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Returns shown do not include payment of Contingent Deferred Sales Charge of 1.00% on any shares sold within 12 months of the date of purchase. If the sales charge was included total returns would be lower.
[4]	Not annualized.
[5]	Annualized.

53

Capital Innovations Global Agri, Timber, Infrastructure Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Six Months Ended May 31, 2015 (Unaudited)	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013	For the Period September 28, 2012* through November 30, 2012
Net asset value, beginning of period	$11.84	$11.50	$10.03	$10.00
Income from Investment Operations:
Net investment income[1]	0.06	0.13	0.09	0.01
Net realized and unrealized gain on investments	0.10	0.34	1.43	0.02
Total from investment operations	0.16	0.47	1.52	0.03
Less Distributions:
From return of capital	—	(0.04)	—	—
From net investment income	(0.02)	(0.04)	(0.05)	—
From net realized gain	—	(0.05)	—	—
Total distributions	(0.02)	(0.13)	(0.05)	—
Net asset value, end of period	$11.98	$11.84	$11.50	$10.03
Total return[2]	1.34%[3]	4.12%	15.15%	0.30%[3]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,455	$12,532	$5,436	$256
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.04%[4]	3.29%	6.57%	122.10%[4]
After fees waived and expenses absorbed	1.35%[4]	1.35%	1.35%	1.35%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.70%)[4]	(0.81%)	(4.37%)	(120.20%)[4]
After fees waived and expenses absorbed	0.99%[4]	1.13%	0.85%	0.55%[4]
Portfolio turnover rate	8%[3]	24%	7%	3%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had certain expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

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Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this      day of             , by and among RidgeWorth Funds (the “Acquiring Trust”), a Massachusetts business trust, with its principal place of business at 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305, on behalf of its series RidgeWorth Capital Innovations Global Resources and Infrastructure Fund (the “Acquiring Fund”), and Investment Managers Series Trust (the “Target Trust”), a Delaware statutory trust, with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212, on behalf of its series Capital Innovations Global Agri, Timber, Infrastructure Fund (the “Target Fund” and, together with the Acquiring Fund, the “Funds”) and, solely with respect to Article IX, RidgeWorth Capital Management LLC, the investment adviser to the Acquiring Fund (“RidgeWorth”), with its principal place of business at 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305.

WHEREAS, it is intended that the transaction contemplated by this Agreement constitute a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury regulations thereunder. The reorganization will consist of: (i) the transfer of all of the property, assets, and goodwill of the Target Fund in exchange for (A) shares of beneficial interest, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”) of each class corresponding to an outstanding class of the Target Fund, as set forth on Schedule A attached hereto, and (B) the assumption by the Acquiring Fund of all liabilities of the Target Fund; and (ii) the distribution of the Acquiring Fund Shares of each applicable class to the shareholders of the corresponding class of the Target Fund and the liquidation of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (collectively, the “Reorganization”). The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the Acquiring Trust or the Target Trust or the assets of any other series of the Acquiring Trust or the Target Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

WHEREAS, the Acquiring Fund and the Target Fund are separate series of the Acquiring Trust and the Target Trust, respectively, and the Acquiring Trust and the Target Trust are open-end, registered management investment companies, and the Target Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Target Fund currently offers and has outstanding three classes of shares, designated Class A Shares, Class C Shares, and Institutional Class Shares (“Class A Target Fund Shares”, “Class C Target Fund Shares” and “Institutional Class Target Fund Shares,” respectively, and collectively, “Target Fund Shares”), and the Acquiring Fund will have three classes of shares, which will be designated A Shares, C Shares, and I Shares (“A Acquiring Fund Shares”, “C Acquiring Fund Shares”, and “I Acquiring Fund Shares,” respectively); and

WHEREAS, the Trustees of the Target Trust have determined that the Reorganization, with respect to the Target Fund, is in the best interests of the Target Fund’s shareholders and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Trustees of the Acquiring Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and, there being no existing shareholders of the Acquiring Fund, that the Reorganization will not result in dilution of the Acquiring Fund’s shareholders’ interests; and

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND

SHARES AND THE ASSUMPTION OF THE TARGET FUND’S LIABILITIES AND TERMINATION

OF THE TARGET FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to issue and deliver to the Target Fund (i) a number of full and fractional A Acquiring Fund Shares equal to the number of full and fractional Class A Target Fund Shares then outstanding, (ii) a number of full and fractional C Acquiring Fund Shares equal to the number of full and fractional Class C Target Fund Shares then outstanding, and (iii) a number of full and fractional I Acquiring Fund Shares equal to the number of full and fractional Institutional Class Target Fund Shares then outstanding; and (b) to assume the liabilities of the Target Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the Closing provided for in paragraph 3.1 (the “Closing Date”). The aggregate net asset value of each class of Acquiring Fund Shares delivered pursuant to this paragraph will equal the aggregate net asset value of the corresponding class of Target Fund Shares, each as determined on the Valuation Date using the valuation procedures set forth below.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Target Fund on the Closing Date, and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date. For the sake of clarity, assets to be acquired include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever) of the Target Fund against any party with whom the Target Fund has contracted for any actions or omissions up to the Closing Date.

The Target Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Target Fund’s assets as of the date of such statements. The Target Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Target Fund reserves the right to sell any of such securities or other investments.

1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all liabilities of the Target Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding expenses relating to the Reorganization borne by RidgeWorth pursuant to Article IX), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is practicable (the “Liquidation Date”): (a) the Target Fund will distribute, in liquidation, all of the Acquiring Fund Shares of each class received by the Target Fund pursuant to paragraph 1.1, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the “Target Fund Shareholders”), of the corresponding class of Target Fund Shares; and (b) the Target Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders, representing the respective pro rata number of Acquiring Fund Shares of the applicable classes due such shareholders. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. Each Target Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Target Fund before the Effective Time (as defined in paragraph 3.1) with respect to Target Fund Shares that are held of record by the Target Fund Shareholder at the Effective Time on the Closing Date.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Target Fund Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7 TERMINATION. As soon as practicable after the Closing Date, the Target Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Delaware law. After the Closing Date, the Target Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Target Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Target Trust’s Agreement and Declaration of Trust and the Target Fund’s then current Prospectus and Statement of Additional Information.

2.2 VALUATION OF SHARES. The net asset value per share of A Acquiring Fund Shares, C Acquiring Fund Shares, and I Acquiring Fund Shares to be issued to the Target Fund hereunder shall be equal to the net asset value per share of Class A Target Fund Shares, Class C Target Fund Shares, and Institutional Class Target Fund Shares, respectively, computed as of the close of normal trading on the NYSE on the Valuation Date.

2.3 DETERMINATION OF VALUE. All computations of value shall be made by UMB Fund Services, Inc., the Target Fund’s accounting agent, in accordance with its regular practice in pricing the shares and assets of the Target Fund, and confirmed by State Street Bank and Trust Company, the Acquiring Fund’s accounting agent.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing (the “Closing”) will be on the Closing Date, which will be on or about             , 2016, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place immediately prior to the Closing Date unless otherwise provided. The Closing shall be held as of the close of business (the “Effective Time”) at the offices of [State Street Bank and Trust Company, 100 Huntington Avenue, Boston, MA 02116] or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The portfolio securities of the Target Fund shall be made available by the Target Fund to the Acquiring Fund’s custodian, for examination no later than five business days preceding the Closing Date. UMB Bank, n.a., as custodian for the Target Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall cause UMB Fund Services, LLC, as transfer agent for the Target Fund as of the Closing Date, to deliver at the Closing to the Secretary of the Acquiring Trust a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Boston Financial Data Services, Inc., its transfer agent, to issue and deliver to the Secretary of the Target Trust a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET FUND. The Target Trust and the Target Fund represent and warrant to the Acquiring Trust and the Acquiring Fund as follows:

(a) The Target Fund is a separate series of a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Target Fund is a separate series of a Delaware statutory trust that is registered as an open-end management investment company, and such Delaware statutory trust’s registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the Investment Company Act of 1940 (the “1940 Act”) is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Target Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Target Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any material provision of the Target Trust’s Agreement and Declaration of Trust and its Amended By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e) The Class A Target Fund Shares, Class C Target Fund Shares and Institutional Class Target Fund Shares are the only outstanding equity interests in the Target Fund.

(f) The Target Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Target Fund.

(g) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Target Fund’s business or its ability to consummate the transactions contemplated herein.

(h) The financial statements of the Target Fund for the fiscal year ended November 30, 2015 are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of November 30, 2015, in all material respects as of that date, and there are no known contingent liabilities of the Target Fund as of that date not disclosed in such statements.

(i) Since November 30, 2015, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of material indebtedness, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(j) The Target Trust has duly and timely filed, on behalf of the Target Fund, all Tax (as defined below) returns and reports (including, but not limited to, information returns), that are required to have been filed by the Target Fund on or before the Closing. All such returns and reports were true, correct and complete as of the time of their filing, and accurately state or will accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Target Fund. On behalf of the Target Fund, the Target Trust has paid or made provision and properly accounted for all Taxes due or properly shown to be due on such returns and reports. To the knowledge of the Target Trust, no return filed by it, on behalf of the Target Fund, is currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of the Target Trust, there are no actual deficiency assessments (or deficiency assessments proposed in writing) with respect to any Taxes of the Target Fund. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. There are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Target Fund (other than liens for Taxes not yet due and payable).

(k) All issued and outstanding shares of the Target Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Target Fund shares, and has no outstanding securities convertible into any Target Fund shares.

(l) At the Closing Date, the Target Fund will have good and valid title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder. Upon delivery and payment for such assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund. Subject to approval by the Target Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o) From the mailing of the N-14 Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Target Fund’s Shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the N-14 Registration Statement (as defined in paragraph 5.6), the N-1A Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p) The Target Trust has elected to treat the Target Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. The Target Fund is a fund that is treated as a corporation separate from each other series of the Target Trust under Section 851(g) of the Code. The Target Fund has no earnings and profits accumulated in any taxable year to which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Target Fund has qualified for treatment as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in paragraph 4.2(m), expects to satisfy the requirements of Part I of Chapter 1, Subchapter M of the Code to maintain such qualification for its current taxable year. Subject to the accuracy of the representations set forth in paragraph 4.2(m), the Target Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC as of the Closing or as of the end of its taxable year that includes the Closing Date. The Target Fund has not at any time since its inception been liable for any material income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid. The Target Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder.

(q) The Target Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Target Fund’s Prospectus, except as previously disclosed in writing to the Target Fund.

(r) The Acquiring Fund Shares to be issued to the Target Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Target Fund’s shareholders as provided in paragraph 1.4.

(s) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Target Trust, for itself and on behalf of the Target Fund, except for the effectiveness of the N-1A Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Target Fund as described in paragraph 5.2.

(t) The books and records of the Target Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(u) The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(v) The Target Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(w) The Target Fund has not received written notification from any taxing authority that asserts a position contrary to any of the above representations set forth in paragraphs (j), (p), (t), (u), and (v) of this Section 4.1.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust and the Acquiring Fund represent and warrant to the Target Trust and the Target Fund as follows:

(a) The Acquiring Fund is a separate series of a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b) The Acquiring Fund is a separate series of a Massachusetts business trust that is registered as an open-end management investment company, and such Massachusetts business trust’s registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of any material provision of the Agreement and Declaration of Trust of the Acquiring Trust, dated January 15, 1992, and amended on March 31, 2008 and July 17 2014, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to the Target Fund and accepted by the Target Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f) There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be an affiliate of the Acquiring Fund) in order to commence operations of the Acquiring Fund.

(g) All issued and outstanding Acquiring Fund Shares will be, at the Closing Date, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, and there are no outstanding securities convertible into any Acquiring Fund shares.

(h) The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j) From the mailing of the N-14 Registration Statement through the time of the meeting of the Target Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the N-14 Registration Statement (as defined in paragraph 5.6), the N-1A Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(l) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-1A Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m) Subject to the accuracy of the representations and warranties in paragraph 4.1(p), for the taxable year that includes the Closing Date, the Acquiring Trust expects that the Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a RIC and will be eligible to, and will, compute its federal income tax under Section 852 of the Code. After the Closing, the Acquiring Fund will be a fund that is treated as a separate corporation under Section 851(g) of the Code.

(n) The Acquiring Fund is, and will be at the time of Closing, a newly created series, without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Target Fund, and, prior to the Closing, will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations). The Initial Shares have been or will be redeemed by the Acquiring Fund prior to the Effective Time for the price for which they were issued.

4.3 REPRESENTATIONS OF THE ACQUIRING TRUST. The Acquiring Trust represents and warrants that the Acquiring Trust has filed an initial registration statement for open-end management investment companies on Form N-1A (“N-1A Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.

ARTICLE V

COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Each of the Acquiring Fund and the Target Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include customary dividends and distributions and shareholder redemptions in the case of the Target Fund and redemptions of the Initial Shares in the case of the Acquiring Fund.

5.2 APPROVAL OF SHAREHOLDERS. The Target Trust will call a special meeting of the Target Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the applicable Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Tait, Weller & Baker, LLP and certified by the Target Trust’s Treasurer.

5.6 PREPARATION OF N-14 REGISTRATION STATEMENT. The Acquiring Trust will prepare and file with the SEC a registration statement on Form N-14 (the “N-14 Registration Statement”) relating to the transaction contemplated by this Agreement in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Target Fund will provide the Acquiring Fund with the materials and information necessary to prepare the N-14 Registration Statement.

5.7 INDEMNIFICATION.

(a) The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Target Fund and the Target Fund’s current, and former Trustees and officers (collectively, “Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b) The Target Fund (solely out of the Target Fund’s assets and property, including any amounts paid to the Target Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Target Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

5.8 TAX RETURNS. The Target Trust covenants that by the time of the Closing, all of the Target Fund’s federal and other Tax returns and reports required by law to have been filed on or before the Closing (taking extensions into account) shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

5.9 CLOSING DOCUMENTS. At the Closing, the Target Trust will provide the Acquiring Trust with the following:

(a) A certificate, signed by the President or Vice President and the Treasurer or Assistant Treasurer of the Target Trust on behalf of the Target Fund, stating the Target Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Target Fund in all securities or investments transferred to the Acquiring Fund.

(b) A copy of any Tax books and records of the Target Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation § 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(c) A copy (which may be in electronic form) of the shareholder ledger accounts of the Target Fund, including, without limitation, the name, address and taxpayer identification number of each shareholder of record; the number of shares of beneficial interest held by each shareholder; the dividend reinvestment elections applicable to each shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY), notices or records on file with the Target Fund with respect to each shareholder; and such information as the Acquiring Trust may reasonably request concerning Target Fund Shares or Target Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Target Fund Shareholders (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or its Vice President to the best of their knowledge and belief.

(d) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund.

5.10 The Acquiring Fund and the Target Fund intend that the Reorganization will qualify as a reorganization described in Section 368(a)(1)(F) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization described in Section 368(a)(1)(F) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

6.2 The Target Fund shall have received on the Closing Date a certificate from the President of the Acquiring Trust, dated as of the Closing Date, addressing the following points:

(i) The Acquiring Trust is a business trust validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the Acquiring Trust, and the Acquiring Fund is a separate series of the Acquiring Trust constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust of the Acquiring Trust.

(ii) The Acquiring Trust is registered as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii) Assuming that a consideration of not less than the net asset value of Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Target Fund, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(iv) The N-14 Registration Statement has been filed with the SEC and no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Massachusetts securities laws.

(v) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Trust’s Agreement and Declaration of Trust.

(vi) To the knowledge of the President, except as has been disclosed in writing to the Target Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their properties or assets or any person who the Acquiring Trust or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither of the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

6.3 The N-1A Registration Statement filed by the Acquiring Trust with the SEC to register the offer of the sale of the Acquiring Fund Shares has been declared effective by the Commission.

6.4 Subject to Section 6.3 as of the Closing Date with respect to the Reorganization of the Target Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the shareholder servicing plan, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the N-14 Registration Statement or N-1A Registration Statement.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by the Target Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Target Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Target Fund’s name by the Target Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Acquiring Fund shall have received on the Closing Date a certification from the President of the Target Trust, dated as of the Closing Date, addressing the following points:

(i)	The Target Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the Target Trust, and the Target Fund is a separate series of the Target Trust constituted in accordance with the applicable provisions of the 1940 Act and the Agreement and Declaration of Trust and the Amended By-Laws of the Target Trust;

(ii)	The Target Fund has the power to sell, assign, transfer and deliver its assets to be transferred by it under the Agreement, and, upon consummation of the transactions contemplated hereby, the Target Fund will have transferred such assets to the Acquiring Fund;

(iii)	The execution and delivery of the Agreement did not, and the performance by the Target Trust and the Target Fund of their obligations under the Agreement will not, violate the Agreement and Declaration of Trust or the Amended By-Laws of the Target Trust;

(iv)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Trust and the Target Fund of the transactions contemplated by the Agreement, except such as have been obtained;

(v)	There are no legal or governmental proceedings relating to the Target Trust or the Target Fund existing on or before the date of mailing of the N-14 Registration Statement or the Closing Date required to be described in the N-14 Registration Statement which are not described as required;

(vi)	The Target Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect; and

(vii)	To the knowledge of the President, except as has been disclosed in writing to the Acquiring Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Target Trust or any Target Fund or any of their properties or assets or any person who the Target Trust or any Target Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the Target Trust nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7.3 The Target Fund shall have delivered to the Acquiring Fund (a) a certificate, signed by the President or Vice President and the Treasurer or Assistant Treasurer of the Target Trust on behalf of the Target Fund, stating the Target Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Target Fund in all securities or investments transferred to the Acquiring Fund; (b) the Target Fund Shareholder Documentation; (c) all FASB ASC 740-10-25 (formerly, FIN 48) work papers; (d) copies of the Tax books and records of the Target Fund for purposes of preparing any Tax returns required by law to be filed after the Closing Date; and (e) a statement of earnings and profits of the Target Fund, as described in paragraph 5.5.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE

ACQUIRING FUND AND TARGET FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraphs 8.1 and 8.5 below do not exist on or before the Closing Date with respect to the Target Fund or the Acquiring Fund the transactions contemplated by this Agreement shall not be consummated:

8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of such Target Fund in accordance with Delaware law and the provisions of the Target Trust’s Agreement and Declaration of Trust and its Amended By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may waive any such conditions for itself.

8.4 The N-1A Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The parties shall have received a favorable opinion of Morgan, Lewis & Bockius, LLP dated as of the Closing Date and addressed to the Acquiring Fund and Target Fund, in a form reasonably satisfactory to the Acquiring Fund and the Target Fund, substantially to the effect that for federal income tax purposes:

(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Target Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, or upon the distribution of the Acquiring Fund Shares to the shareholders of the Target Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c) The tax basis in the hands of the Acquiring Fund of each asset transferred from the Target Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;

(d) The holding period in the hands of the Acquiring Fund of each asset transferred from the Target Fund to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which such asset was held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e) No gain or loss will be recognized by the Acquiring Fund upon its receipt of all of the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

(f) No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares for Acquiring Fund Shares as part of the Reorganization;

(g) The aggregate tax basis of the Acquiring Fund Shares that each Target Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor;

(h) Each Target Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the period for which such shareholder held the Target Fund Shares exchanged therefor, provided that the Target Fund Shareholder held such Target Fund Shares as capital assets on the date of the exchange; and

(i) The taxable year of the Target Fund will not end as a result of the Reorganization.

Such opinion shall be based on customary certificates, assumptions and such representations as Morgan, Lewis & Bockius, LLP may reasonably request, and the Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

9.1 Except as otherwise provided for herein, RidgeWorth (or any affiliate thereof) shall bear all expenses of the transactions contemplated by this Agreement (other than expenses, if any, of the shareholders). Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the N-14 Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees; (f) solicitation costs of the transactions; and (g) any costs associated with meetings of the Funds’ Boards of Trustees relating to the transactions contemplated herein. To the extent practicable, such expenses will be paid concurrently with the Closing. RidgeWorth (or any affiliate thereof) shall remain so liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement pursuant to paragraph 11.1. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Target Fund or the Acquiring Fund to qualify for treatment as a RIC within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Target Fund or the Acquiring Fund or on any of their respective shareholders.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1 The Acquiring Trust, on behalf of the Acquiring Fund, and the Target Trust, on behalf of the Target Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, without limitation, the indemnification obligations under Section 5.7, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Target Trust. In addition, either the Acquiring Trust or the Target Trust may at its option terminate this Agreement at or prior to the Closing Date due to:

(a) a breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days or, in the sole discretion of the non-breaching party’s Board of Trustees, prior to the Closing Date;

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears to the terminating party’s Board of Trustees that it will not or cannot be met; or

(c) a determination by the terminating party’s Board of Trustees that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Target Fund, the Acquiring Trust, the Target Trust, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Target Fund and the Acquiring Fund; provided, however, that following the meeting of the Target Fund’s shareholders pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Acquiring Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Agreement and Declaration of Trust of the Acquiring Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Acquiring Trust on behalf of the Acquiring Fund and signed by authorized officers of the Acquiring Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the Acquiring Trust’s Agreement and Declaration of Trust.

13.6 It is expressly agreed that the obligations of the Target Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Target Trust personally, but shall bind only the trust property of the Target Fund, as provided in the Agreement and Declaration of Trust of the Target Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Target Trust on behalf of the Target Fund and signed by authorized officers of the Target Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Target Fund as provided in the Target Trust’s Agreement and Declaration Trust.

ARTICLE XIV

CONFIDENTIALITY

14.1 Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1 The Target Trust and the Acquiring Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Target Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing.

15.2 Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund, up to and including the date of the Closing, and such later date on which the Target Fund is terminated including, without limitation, responsibility for (i) preparing and filing Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

RIDGEWORTH FUNDS on behalf of the Acquiring Fund

By:
Name:
Title:

INVESTMENT MANAGERS SERIES TRUST on behalf of the Target Fund

By:
Name:
Title:

RIDGEWORTH CAPITAL MANAGEMENT LLC solely with respect to Article IX

By:
Name:
Title:

Schedule A

Target Fund	Acquiring Fund
Class A Shares	A Shares
Class C Shares	C Shares
Institutional Class Shares	I Shares

RIDGEWORTH FUNDS

RIDGEWORTH CAPITAL INNOVATIONS GLOBAL RESOURCES AND INFRASTRUCTURE FUND

Relating to the Acquisition of the Assets and Liabilities of

the Capital Innovations Global Agri, Timber, Infrastructure Fund

3333 Piedmont Road, NE, Suite 1500,

Atlanta, Georgia 30305

(Toll free) 1-888-784-3863

STATEMENT OF ADDITIONAL INFORMATION

[            ]

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement dated [ ] (the “Prospectus/Proxy Statement”), which relates to the shares of RidgeWorth Capital Innovations Global Resources and Infrastructure Fund (the “Acquiring Fund” or the “fund”), a newly created series of RidgeWorth Funds (the “Trust”), to be issued in exchange for shares of the Capital Innovations Global Agri, Timber, Infrastructure Fund (the “Target Fund”), a series of Investment Managers Series Trust (“IMST”). At a Special Meeting of Shareholders of the Target Fund to be held on [ ] at [ ] Eastern Time, shareholders of the Target Fund will be asked to approve the reorganization of the Target Fund with and into the Acquiring Fund, as described in the Prospectus/Proxy Statement (the “Reorganization”).

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement. To obtain a copy of the Prospectus/Proxy Statement, free of charge, please write to the Acquiring Fund at the address shown above or call the number shown above.

The following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into this SAI:

(i)	The prospectus and statement of additional information of the Target Fund, dated April 1, 2015 (File Nos. 333-122901; 811-21719), as filed with the SEC on March 30, 2015 (Accession No. 0001398344-15-002104) is incorporated herein by reference.

(iii)	The financial statements, financial highlights and related report of the independent registered public accounting firm for the Target Fund included in the Annual Report to Shareholders for the fiscal year ended November 30, 2014 (File Nos. 333-122901; 811-21719), as filed with the SEC on February 6, 2015 (Accession No. 0001398344-15-000737) is incorporated herein by reference.

(iv)	The financial statements and financial highlights for the Target Fund included in the Semi-Annual Report to Shareholders for the six-month period ended May 31 ,2015 (File Nos. 333-122901; 811-21719), as filed with the SEC on August 7, 2015 (Accession No. 0001398344-15-005057) is incorporated herein by reference.

You may obtain free copies of the Target Fund’s annual reports, semi-annual reports, prospectus or statement of additional information, request other information about Capital Innovations, LLC, or other information by calling [ ]. Because the Acquiring Fund is newly-organized, its prospectus and statement of additional information are not yet effective.

The Acquiring Fund, which has no assets or liabilities, will commence operations upon the completion of the Reorganization and will continue the operations of the Target Fund. For this reason, the financial statements of the Acquiring Fund and the pro forma financial statements of the Acquiring Fund have not been included herein. The Target Fund will be the accounting and performance survivor and the Target Fund’s accounting and performance information will carry over to the Acquiring Fund.

THE TRUST

The Trust is an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (“shares”) and different classes of shares of the Fund. The Trust reserves the right to create and issue shares of additional funds and/or classes. This SAI relates only to the Fund and not to the other series of the Trust (collectively, the “Funds”). The Fund is diversified, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

The Predecessor Fund and the Fund have similar investment objectives and strategies and similar investment policies. The Fund acquired the assets and assumed the liabilities of the Predecessor Fund on [    ] (the “Reorganization”). As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of Reorganization. Financial and performance information included in this SAI is that of the Predecessor Fund.

The Trust currently offers five classes of Shares: A, C, R, I and IS Shares. The Fund currently offers A, C and I Shares. Other classes may be established from time to time in accordance with the provisions of the Trust’s Declaration of Trust. Each class of Shares of the Fund generally is identical in all respects except that each class of shares is subject to its own distribution expenses and minimum investments.

DESCRIPTION OF PERMITTED INVESTMENTS

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. Following are descriptions of the permitted investments and investment practices discussed in the Fund’s Prospectus. The Fund’s investment subadviser (the “Subadviser”) may only utilize any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by the Fund’s stated investment policies:

American Depositary Receipts (ADRs),

European Depositary Receipts (EDRs) and

Global Depositary Receipts (GDRs)

(collectively, “Depositary Receipts”). Depositary Receipts are securities, typically issued by a U.S. financial institution or a non-U.S. financial institution in the case of an EDR or GDR (a “depositary”). The institution has ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary.

Depositary Receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security.

Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. Securities issued by foreign companies incorporated outside of the United States, but whose securities are publicly traded in the United States, directly or through sponsored and unsponsored ADRs or GDRs, are not defined as “Foreign Securities.”

Acquisitional/Equipment Lines (delayed-draw term loans). Acquisitional/equipment lines (delayed-draw term loans) are credits that may be drawn down for a given period to purchase specified assets or equipment or to make acquisitions. The issuer pays a fee during the commitment period (a ticking fee). The lines are then repaid over a specified period (the term-out period). Repaid amounts may not be re-borrowed. To avoid any leveraging concerns, a Fund will segregate or earmark liquid assets with the Fund’s custodian in an amount sufficient to cover its repurchase obligations.

Asset-Backed Securities. Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases, credit card receivables and mortgage-like assets such as home equity loans or manufactured housing.

These securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets.

Asset-backed securities may also be debt obligations, which are known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.

Asset-backed securities that are backed by a single type of asset are pooled together by asset type for purposes of calculating a Fund’s industry concentration levels.

Asset-backed securities are not issued or guaranteed by the U.S. government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the cardholder.

For purposes of calculating Annual Fund Operating Expenses in a Fund’s Prospectus, direct or indirect fees associated with investing in structured products such as asset-backed securities are not included.

Bank Obligations. The Fund may invest in obligations issued by banks and other savings institutions.

Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks.

These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions, which might affect the payment of principal or interest on the securities held by the Fund.

Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks.

The Fund may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Subadviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

•	Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

•	Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

•	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

The Fund is not prohibited from investing in bank obligations issued by clients of the Fund’s administrator or distributor or their respective parent or affiliated companies. The purchase of Fund shares by these banks or their customers will not be a consideration in deciding which bank obligations the Fund will purchase. The Fund will not purchase obligations issued by the Adviser, Subadviser, or their affiliates.

Below Investment Grade Securities. High yield securities may be subject to greater levels of credit or default risk than higher-rated securities.

The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.

In particular, high yield securities are often issued by smaller, less creditworthy or highly leveraged (indebted) issuers, which are generally less able than more financially stable issuers to make scheduled payments of interest and principal.

Borrowing. As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed.

If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage.

Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. Investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement.

Borrowing may subject the Fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The Fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money.

Collateralized Debt Obligations. Collateralized Debt Obligations (“CDOs”) are securitized interests in pools of assets. Assets called collateral usually comprise loans or debt instruments.

A CDO may be called a collateralized loan obligation (“CLO”) or collateralized bond obligation (“CBO”) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral.

Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk.

If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.

Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Commercial Paper. Commercial paper is the term used to designate unsecured short term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Contingent Capital Securities. Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level.

Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the Fund’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment grade securities.

Convertible Bonds. Convertible bonds are bonds, which may be converted, at the option of either the issuer or the holder, into a specified amount of common stock of the issuer, or in the case of exchangeable bonds, into the common stock of another corporation.

Convertible bonds are generally subordinate to other publicly held debt of the issuer, and therefore typically have a lower credit rating than nonconvertible debt of the issuer. Convertible bonds generally carry a lower coupon rate than the issuer would otherwise pay at issuance in exchange for the conversion feature.

In addition to the interest rate risk factors generally associated with fixed income investments, the market risk of a convertible bond is determined by changes in the credit quality of the issuer and price changes and volatility of the stock into which the bond may be converted. The conversion feature may cause a convertible bond to be significantly more volatile than other types of fixed income investments.

Convertible bonds for which the value of the conversion feature is deemed worthless are generally referred to as “busted” convertibles, and the associated risk more closely approximates that of similar debt without the conversion feature.

Corporate Issues. Corporate issues refer to debt instruments issued by private corporations or other business entities. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate issues. Corporate issues may also be issued by master limited partnerships and real estate investment trusts (“REITs”).

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (“senior”) debt securities have a higher priority than lower ranking (“subordinated”) securities. The credit risks of corporate issues may vary widely among issuers. The Fund will buy corporate issues subject to any quality constraints. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.

In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that in general is intended to replicate a single bond, a portfolio of bonds, or with respect to the unsecured credit of an issuer (the “Reference Instrument”).

The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Instrument.

Upon maturity of the CLN, the Note Purchaser will receive a payment equal to:

(i) the original par amount paid to the Note Issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Instrument nor a restructuring of the issuer of the Reference Instrument (a “Restructuring Event”) or

(ii) the value of the Reference Instrument, if an Event of Default or Restructuring Event has occurred.

Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Instrument in the event of an Event of Default or a Restructuring Event. Most CLNs use a corporate bond (or a portfolio of corporate bonds) as the Reference Instrument(s). However, almost any type of fixed income security (including foreign government securities) or derivative contract (such as a credit default swap) can be used as the Reference Instrument.

In addition to being subject to the risks relating to the Reference Instrument, the purchaser of a CLN may be subject to the credit risk of the Note Issuer. Also, there may not be a secondary market for the CLN even though such a market exists for the Reference Instrument.

Custodial Receipts. A custodial receipt represents an indirect interest in a tax-exempt bond that is deposited with a custodian.

For example, custodial receipts may be used to permit the sale of the deposited bond in smaller denominations than would otherwise be permitted. Frequently, custodial receipts are issued to attach bond insurance or other forms of credit enhancement to the deposited tax-exempt bond.

Note, because a “separate security” is not created by the issuance of a receipt, many of the tax advantages bestowed upon holders of the deposited tax-exempt bond are also conferred upon the custodial receipt holder.

Cybersecurity. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Fund’s Adviser, Subadviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for Fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. Cybersecurity risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investments in such issuers to lose value. The Fund and its shareholders could be negatively impacted as a result.

Debt Securities. Debt securities (e.g., bonds, notes, debentures) represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

Derivatives. A derivative is a financial contract whose value adjusts in accordance with the value of one or more underlying assets, reference rates or indices.

Derivatives (such as credit linked notes, futures, options, inverse floaters, swaps and warrants) may be used to attempt to achieve investment objectives or to offset certain investment risks.

These positions may be established for hedging, substitution of a position in the underlying asset or for speculation purposes. Hedging involves making an investment (e.g., in a futures contract) to reduce the risk of adverse price movements in an already existing investment position.

Because leveraging is inherent in derivatives, the use of derivatives also involves the risk of leveraging. Risks involved with hedging and leveraging activities include:

•	The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

•	The Fund may experience losses over certain market movements that exceed losses experienced by the Fund that does not use derivatives.

•	There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives used to hedge those positions.

•	There may not be a liquid secondary market for derivatives.

•	Trading restrictions or limitations may be imposed by an exchange.

•	Government regulations may restrict trading in derivatives.

•	The other party to an agreement (e.g., options or swaps) may default; however, in certain circumstances, such counter-party risk may be reduced by the creditworthiness of the counterparty and/or using an exchange as an intermediary.

Because premiums or totals paid or received on derivatives are small in relation to the market value of the underlying investments, buying and selling derivatives can be more speculative than investing directly in securities.

In addition, many types of derivatives have limited investment lives and may expire or necessitate being sold at inopportune times.

The use of derivatives may cause the Fund to recognize higher amounts of short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates.

Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease on the value of the Fund’s portfolio securities.

When the Fund uses derivatives, it segregates assets to fully cover its future obligations. It does this to limit the risks associated with leveraging. By setting aside assets equal only to its net obligations rather than the full notional amount under certain derivative instruments, the Fund will have the ability to employ leverage to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative instruments.

To the extent the Fund invests in derivatives subject to regulation by the Commodity Futures Trading Commission (“CFTC”), such as futures and options on futures, it will do so in accordance with Regulation 4.5 under the Commodity Exchange Act (“CEA”).

The Trust, on behalf of the Fund, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA and the regulations of the CFTC promulgated thereunder with respect to the Fund’s operations. The Trust is not subject to registration or regulation as a CPO and does not intend to operate in a manner that would trigger CFTC regulation.

If the Fund were to operate subject to CFTC regulation, it may incur additional expenses.

Dollar Rolls. Dollar rolls are transactions in which securities are sold for delivery in the current month and the seller contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price (plus interest earned on the cash proceeds of the sale) is applied against the past interest income on the securities sold to arrive at an implied borrowing rate.

Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security.

Dollar rolls involve selling securities (e.g., mortgage-backed securities or U.S. Treasury securities) and simultaneously entering into a commitment to purchase those or similar (same collateral type, coupon and maturity) securities on a specified future date and price. Mortgage dollar rolls and U.S. Treasury rolls are types of dollar rolls.

The Fund foregoes principal and interest paid on the securities during the “roll” period. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase of the securities as well as the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price or that the transaction costs may exceed the return earned by the Fund from the transaction.

Dollar rolls also involve risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.

If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

To avoid any leveraging concerns, the Fund will segregate or earmark liquid assets with the Fund’s custodian in an amount sufficient to cover its repurchase obligations. The Fund may also cover the transaction by means of an offsetting transaction or by other means permitted under the 1940 Act or the rules and Securities and Exchange Commission (“SEC”) interpretations thereunder.

Emerging Markets. Emerging market countries are countries that the World Bank or the United

Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries.

As a result, there will tend to be an increased risk of price volatility associated with investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Governments of some emerging market countries have defaulted on their bonds and may do so in the future.

Equipment Trust Certificates (“ETCs”). ETCs are issued by a trust formed to finance large purchases of equipment, such as airplanes, at favorable interest rates. Legal title on such equipment is held by a trustee. The trustee leases the equipment and sells ETCs at a small discount to the purchase price of the equipment. The lease payments are then used to pay principal and interest to the ETC holders.

Equity Securities. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. or foreign countries on securities exchanges or the over-the-counter market.

Equity securities are described in more detail below:

•	Commodity Equity Securities. Commodity equity securities represent equity securities of companies that principally engage in the energy, metals, and agriculture group of industries.

These companies may include, for example, integrated oil companies; companies engaged in the exploration and production of oil and gas; companies primarily involved in the production and mining of coal, related products, and other consumable fuels;

fertilizer and agricultural chemicals companies; producers of aluminum and related products; companies engaged in producing or extracting metals and minerals; producers of gold, precious metals and minerals, and related products; producers of iron and steel; manufacturers of timber and related wood and paper products; and producers of agricultural products, including crop growers, owners of plantations, and companies that produce and process foods.

Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a group of related industries, and the securities of companies in that group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.

The commodities industries can be significantly affected by the level and volatility of commodity prices; world events including international monetary and political developments; import controls and worldwide competition; exploration and production spending; and tax and other government regulations and economic conditions.

•	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third-party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities.

Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.

When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.

When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks.

Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

•	Small and Mid-Cap Issuers. Generally, capitalization or market capitalization is a measure of a company’s size (the price of a company’s stock multiplied by the number of shares outstanding).

Investing in equity securities of small and mid-cap companies often involves greater risk than is customarily associated with investments in larger capitalization companies.

This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange.

Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

•	Equity-Linked Securities. The Fund may invest in equity-linked securities, including, among others, PERCS, ELKS or LYONs, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions.

The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall.

Trading prices of the underlying common stock will be influenced by the issuer’s operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market. The market for such securities may be shallow, and high volume trades may be possible only with discounting.

In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third-party investment banker or other lender. The creditworthiness of such third-party issuer equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities.

The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities.

Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

The following are three examples of equity-linked securities. The Fund may invest in the securities described below or other similar equity-linked securities.

•	PERCS. Preferred Equity Redemption Cumulative Stock (“PERCS”) technically is preferred stock with some characteristics of common stock.

PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors’ capital gains are capped, usually at 30%.

Commonly, PERCS may be redeemed by the issuer at any time or if the issuer’s common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS.

In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, the Fund may be compensated with a substantially higher dividend yield than that on the underlying common stock.

•	ELKS. Equity-Linked Securities (“ELKS”) differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer’s common stock.

ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer’s common stock, or the average closing price per share of the issuer’s common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity.

Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest six times during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, the Fund may be compensated with the higher yield, contingent on how well the underlying common stock does.

•	LYONS. Liquid Yield Option Notes (“LYONs”) differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer’s common stock.

LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, a Fund will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par value.

The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of

the issuer at any time at the option of the holder of the LYONs.

Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer’s common stock is trading at a specified price level or better, or, at the option of the holder, upon certain fixed dates.

The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield.

The Fund will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors, like the Fund, when it appears that they will increase in value due to the rise in value of the underlying common stock.

Eurodollar and Yankee Dollar Obligations. Eurodollar obligations are U.S. dollar denominated obligations issued outside the United States by U.S. and non-U.S. corporations or other entities.

Yankee dollar obligations are U.S. dollar denominated obligations issued in the United States by non-U.S. corporations or other entities.

Eurodollar and Yankee Dollar obligations are subject to the same risks that pertain to the domestic issues, notably credit risk, market risk and liquidity risk.

Additionally, Eurodollar and Yankee Dollar obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across their borders.

Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization or foreign issuers.

Exchange-Traded Funds (“ETFs”). ETFs are investment companies whose shares are bought and sold on a securities exchange.

An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM (“QQQsSM”), iShares® and VIPERs®.

The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. (See also “Investment Company Shares” below).

Fixed Income Securities. Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers.

Coupons may be fixed or adjustable, based on a pre-set formula.

The market value of fixed income investments may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect the Fund’s net asset value.

Floating Rate Instruments. Floating rate instruments have a rate of interest that is set as a specific percentage of a designated base rate (such as the London Interbank Offered Rate or “LIBOR”).

Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Subadviser’s opinion be equivalent to the long-term bond or commercial paper ratings stated in the prospectus.

The Subadviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand.

Floating Rate Loans. Investments in floating rate loans are subject to interest rate risk although the risk is less because the interest rate of the loan adjusts periodically. Investments in floating rate loans are also subject to credit risk.

Many floating rate loans are rated below investment grade or are unrated. Therefore, the Fund relies heavily on the analytical ability of the Fund’s Subadviser. Many floating rate loans share the same risks as high yield securities, although these risks are reduced when the floating rate loans are senior and secured as opposed to many high yield securities that are junior and unsecured.

Floating rate loans are often subject to restrictions on resale which can result in reduced liquidity.

Borrowers may repay principal faster than the scheduled due date which may result in the Fund replacing that loan with a lower-yielding security.

Investment in loan participation interests may result in increased exposure to financial services sector risk. A loan may not be collateralized fully which may cause the loan to decline significantly in value.

One lending institution acting as agent for all of the lenders will generally be required to administer and manage the loan and, with respect to collateralized loans, to service or monitor the collateral.

Investing in certain types of floating rate loans, such as revolving credit facilities and unfunded loans, creates a future obligation for the Fund. To avoid any leveraging concerns, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to fully cover any future obligations.

Seix Investment Advisors LLC (“Seix”), investment subadviser to certain series of the Trust, currently serves as collateral manager to six collateralized loan obligation (“CLO”) funds that invest in bank loans. The trustees and custodians of the CLO funds are not affiliated entities of the Adviser or Seix.

In addition to the CLO funds, the Seix serves as subadviser to an unaffiliated registered fund and as investment manager to two unregistered funds that invest in bank loans. The custodian and adviser for the unaffiliated registered fund are not affiliated entities of the Adviser or Seix.

The custodians and administrators for the two unregistered funds are not affiliated entities of the Adviser or Seix.

There are no trustees for the unregistered funds. Only the offshore entities that are a part of one of the unregistered funds have independent boards of directors that are not affiliated entities of the Adviser or Seix.

As a result of these multiple investment-oriented and associated relationships, there exists a potential risk that the portfolio managers may favor other adviser and non-adviser contracted businesses over the Fund.

Seix has created and implemented additional policies and procedures designed to protect shareholders against such conflicts; however, there can be no absolute guarantee that the Fund will always participate in the same or similar investments or receive equal or better individual investment allocations at any given time.

Foreign Currency. The Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs.

The Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a foreign currency forward contract (“forward contract”).

A forward contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

Forward contracts are considered “derivatives” - financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

A forward contract “locks in” the exchange rate between the currency it will deliver and the currency it will receive at the maturity of the contract. A Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. In addition, the Fund may enter into forward contracts to gain exposure to foreign markets.

At or before settlement of a forward contract, the Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If the Fund makes delivery of the foreign currency, it may be required to obtain the currency through the conversion of assets of a Fund into the currency. The Fund may close out a forward contract by purchasing or selling an offsetting contract, in which case it will realize a gain or a loss.

The Fund may invest in a combination of forward contracts and U.S. dollar-denominated instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate.

For example, the combination of U.S. dollar-denominated money market instruments with “long” forward contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For hedging purposes, the Fund may invest in forward contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging).

Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

The Fund may use forward contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies. The

Fund is not required to enter into forward contracts for hedging purposes and it is possible that the Fund may not be able to hedge against a currency. It also is possible, under certain circumstances, that the Fund may have to limit its currency transactions to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

The Fund currently does not intend to enter into a forward currency contract with a term of more than one year, or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward currency contracts in conjunction with money market instruments to) that particular currency.

At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If the Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices.

If forward prices go down during the period between the date the Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy.

If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

The Fund may also enter into a forward contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in the foreign currency. The Fund may realize a gain or loss from currency transactions.

When the Fund purchases or sells a forward contract, under applicable U.S. federal securities laws, rules, and interpretations thereof and applicable exchange rules, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other measures to “cover” open positions with respect to such transactions.

For example, with respect to forward contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value.

With respect to forward contracts that are contractually required to “cash-settle,” the Fund may set aside or deliver liquid assets, including cash, in an amount equal to the Fund’s daily marked-to-market (net) obligation rather than the notional value.

By setting aside or delivering assets equal to only its net obligation under “cash-settled” forward contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

The Fund may otherwise cover the transaction by means of an offsetting transaction or by other means permitted by the 1940 Act or the rules and SEC interpretations thereunder.

In as much as these transactions are entered into for hedging purposes or are offset by segregating liquid assets, as permitted by applicable law, the Fund and its Subadviser believes that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The Fund reserves the right to modify its asset segregation policies in the future.

Foreign Securities. Foreign securities may include U.S. dollar-denominated obligations or securities of foreign issuers denominated in other currencies.

Possible investments include obligations of foreign corporations and other entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation:

European Certificates of Deposit

European Time Deposits

European Bankers’ Acceptances

Canadian Time Deposits

Europaper and Yankee Certificates of Deposit; and

investments in Canadian Commercial Paper and foreign securities.

These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers.

These risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

These investments may also entail higher custodial fees and sales commissions than domestic investments.

Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations.

Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Securities issued by foreign companies incorporated outside of the United States, but whose securities are publicly traded in the United States, directly or through sponsored and unsponsored ADRs or GDRs, are not defined as “Foreign Securities.”

In making investment decisions for the Fund, the Subadviser evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country’s financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country’s laws and regulations regarding the safekeeping, maintenance and recovery of invested assets, the likelihood of government-imposed exchange control restrictions which could impair the liquidity the Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments (“country risks”).

Of course, the Subadviser cannot assure that the Fund will not suffer losses resulting from investing in foreign countries.

Holding Fund assets in foreign countries through specific foreign custodians presents additional risks, including but not limited to the risks that a particular foreign custodian or depository will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets.

By investing in foreign securities, the Fund attempts to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by the Fund’s investment objective and policies.

During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities.

The international investments of the Fund may reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by the Fund’s investments in one foreign market represented in its portfolio may offset potential gains from the Fund’s investments in another country’s markets.

Emerging countries are all countries that are considered to be developing or emerging countries by the World Bank or the International Finance Corporation, as well as countries classified by the United Nations or otherwise regarded by the international financial community as “developing.”

Foreign Sovereign Debt Securities. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in countries that issue the securities.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves.

A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports.

To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment.

The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations.

Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

Forward Roll Transactions. To enhance current income, the Fund may enter into forward roll transactions with respect to mortgage-related securities.

In a forward roll transaction, the Fund sells a mortgage-related security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price.

The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories than those sold.

During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.

Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will be expected to generate income for the Fund exceeding the yield on the securities sold.

Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the purchase price of those securities. The Fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

Futures and Options on Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.

An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.

The Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the CFTC.

The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, under applicable federal securities laws, rules, and interpretations thereof and applicable exchange rules, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other measures to “cover” open positions with respect to such transactions.

For example, with respect to futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value.

With respect to futures contracts that are contractually required to “cash-settle,” the Fund may set aside or deliver liquid assets, including cash, in an amount equal to the Fund’s daily marked-to-market (net) obligation rather than the notional value.

By setting aside or delivering assets equal to only its net obligation under “cash-settled” futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

The Fund reserves the right to modify its asset segregation policies in the future.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high as or higher than the price of the futures contract.

In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.

The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices, which are expected to move relatively consistently with the futures contract.

The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices,

which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option.

In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract.

The Fund may also cover its sale of a call option by taking positions in instruments with prices, which are expected to move relatively consistently with the call option.

The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract.

The Fund may also cover its sale of a put option by taking positions in instruments with prices, which are expected to move relatively consistently with the put option.

In as much as these transactions are entered into for hedging purposes or are offset by segregating liquid assets, as permitted by applicable law, the Fund and its Subadviser believes that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

There are significant risks associated with the Fund’s use of futures contracts and related options, including the following:

(i) the success of a hedging strategy may depend on the Adviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates,

(ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures,

(iii) there may not be a liquid secondary market for a futures contract or option,

(iv) trading restrictions or limitations may be imposed by an exchange, and

(v) government regulations may restrict trading in futures contracts and options on futures.

In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Global Resources and Infrastructure Securities.

Infrastructure Companies. Infrastructure companies are companies that derive significant portions i.e. (at least 50%) of their gross income or net profits, directly or indirectly, through providing energy, transportation communications, utilities and other essential services to society. Companies in the infrastructure industry may be involved in a variety of areas, including the following:

•	The generation, transmission, distribution, or storage of electricity, oil, gas, water, and other natural resources used to produce energy;

•	Alternative energy production and exploration;

•	The building, operation, financing, or maintenance of highways, toll roads, tunnels, bridges, parking lots, dams, pipelines, railroads, mass transit systems, airports, marine ports, and refueling facilities;

•	The provision of communications, including telephone, broadcast and wireless towers, and cable, fiber optic, and satellite networks;

•	Sewage treatment and water purification;

•	The construction or operation of essential public structures such as courthouses, hospitals and health care facilities, schools, correctional facilities, subsidized housing, and other public service facilities; and

•	The provision of the services and materials necessary for the construction and maintenance of infrastructure assets, including mining, shipping, timber, and steel.

Infrastructure companies also include energy-related companies organized as REITs and MLPs.

Timber Companies. Timber companies are companies that derive significant portions (at least 50%) of their gross income or net profits, directly or indirectly, from the ownership, management or upstream supply chain of forests and timberlands, and products related thereto. These include forest products companies, timber MLPs, timber REITs, homebuilding companies, paper products companies, and paper packaging companies.

Agribusiness Companies. Agribusiness companies are companies that derive significant portions (at least 50%) of their gross income or net profits, directly or indirectly, from the production, processing, and distribution of agricultural products, packaged foods, and meats, as well as the business operators and suppliers of equipment and materials. Companies in the agribusiness industry may be involved in a variety of areas, including the following:

Producers, Distributors & Processors:

•	Breeding and operation of livestock farms;

•	Production, processing and distribution of fish, hogs, livestock cattle, pigs and poultry;

•	Processing livestock into value-added products;

•	Production and sale of animal feed;

•	Production, processing and refining of agricultural commodities and byproducts. This includes the buying, storing, transporting and distribution of agricultural commodities. (Agricultural commodities include, but are not limited to, barley, cocoa, corn, cotton, edible nuts, grain, oats, oilseeds, palm oil, soybeans and wheat); and

•	Harvesting and operation of agricultural facilities such as coffee and rubber plantations, cotton fields, mills and farms.

Equipment & Materials Suppliers:

•	Production and sale of crop nutrients, potash, fertilizers and animal feed ingredients;

•	Production and sale of crop protection products such as herbicides and insecticides;

•	Development and production of seeds; and

•	Manufacturing and distribution of agricultural equipment. Agricultural equipment includes, but are not limited to, agricultural tractors, combine harvesters, feed making equipment, hay and forage equipment, irrigation systems, pavers, seeding and planting equipment, spreaders, sprayers and tillage equipment. Other related agricultural equipment includes equipment used in liquid injection and surface spreading of biosolids.

Guaranteed Investment Contracts (“GICs”). A GIC is a general obligation of an issuing insurance company and not one of its separate accounts.

The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer.

Generally, GICs are not assignable or transferable without the permission of the issuing insurance company. For this reason, an active secondary market in GICs does not currently exist and GICs are considered to be illiquid investments.

As such, GICs are generally subject to the same risks as other illiquid securities. (See “Illiquid Securities” below.)

Hedging Techniques. Hedging is an investment strategy designed to offset investment risks. Hedging activities include, among other things, the use of options and futures.

There are risks associated with hedging activities, including:

(i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates;

(ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and option on futures;

(iii) there may not be a liquid secondary market for a futures contract or option; and

(iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

High Yield Securities. High yield securities, commonly referred to as junk bonds, are debt obligations which are rated below investment grade, i.e., below BBB- by Standard & Poor’s Financial Services LLC (a subsidiary of The McGraw-Hill Companies) (“S&P”) and Fitch, Inc. (“Fitch”), or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or their unrated equivalents. The risks associated with investing in high yield securities include:

(i) High yield, lower rated bonds may involve greater risk of default than investments in investment grade securities (e.g., securities rated BBB- or higher by S&P and Fitch or Baa3 or higher by Moody’s) due to changes in the issuer’s creditworthiness.

(ii) The market for high risk, high yield securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of the Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

(iii) Market prices for high risk, high yield securities may also be affected by investors’ perception of the issuer’s credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities may move independently of interest rates and the overall bond market.

(iv) The market for high risk, high yield securities may be adversely affected by legislative and regulatory developments.

Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued.

Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust’s Board of Trustees (the “Board” or the “Trustees”).

Despite such good faith efforts to determine fair value prices, the Fund’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price, which the Fund may ultimately realize upon its sale or disposition.

Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund.

Under the supervision of the Board, the Fund’s Subadviser determines the liquidity of the Fund’s investments.

In determining the liquidity of the Fund’s investments, the Fund’s Subadviser may consider various factors, including:

(i) the frequency and volume of trades and quotations,

(ii) the number of dealers and prospective purchasers in the marketplace,

(iii) dealer undertakings to make a market, and

(iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

The Fund is not permitted to invest more than 15% of its net assets in illiquid securities.

Initial Public Offerings. The Fund may invest in a company’s securities at the time of a company’s initial public offering (“IPO”).

Companies involved in IPOs are often smaller and have a limited operating history, which involves a greater risk that the value of their securities will be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company’s securities to be particularly volatile at the time of its IPO and for a period thereafter.

As a result, the Fund’s Adviser or Subadviser might decide to sell an IPO security more quickly than it would otherwise, which may result in significant gains or losses to the Fund.

Inverse Floaters. Municipal securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index is known as an “Inverse Floater.”

The Fund’s investment in Inverse Floaters may involve greater risk than an investment in a fixed rate bond.

Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the Inverse Floater, the value and income of an inverse floater is generally more volatile than that of a fixed rate bond.

Inverse Floaters have varying degrees of liquidity, and the market for these securities is relatively volatile.

These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline.

Investment Company Shares. The Fund may invest in the securities of other investment companies (mutual funds) to the extent that such an investment would be consistent with the requirements of the 1940 Act and the Fund’s investment objectives.

Notwithstanding these restrictions, the Fund may invest any amount, pursuant to Rule 12d1-1 of the 1940 Act, in affiliated or unaffiliated investment companies that hold themselves out as “money market funds” and which operate in accordance with Rule 2a-7 of the 1940 Act.

The Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.

Under Section 12(d)(1) of the 1940 Act, the Fund may only invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding voting stock of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

However, the Fund may exceed these limits if (i) the ETF or the Fund has received an order for exemptive relief from the 3%, 5%, or 10% limitations from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See “Exchange Traded Funds” above.)

The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded.

Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to iShares® Funds, The Select Sector SPDR Trust, streetTRACKS Series Trust, streetTRACKS Index Shares Fund and Vanguard Trust and procedures approved by the Board, the Fund may invest in iShares® Funds, The Select Sector SPDR Trust, streetTRACKS Series Trust, streetTRACKS Index Shares Fund and Vanguard Trust in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as may be amended, and any other applicable investment limitations.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BlackRock”). Neither BlackRock, The Select Sector SPDR Trust, streetTRACKS Series Trust, streetTRACKS Index Shares Fund nor the iShares® Funds makes any representations regarding the advisability of investing in the Fund.

Investment Grade Obligations. Investment grade obligations are fixed income obligations rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, or Aaa, Aa, A or Baa by Moody’s or determined to be of equivalent quality by the Subadviser).

Securities rated BBB or Baa represents the lowest of four levels of investment grade obligations and are regarded as borderline between sound obligations and those in which the speculative element begins to predominate.

Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed income obligation.

The Fund may hold unrated securities if its Subadviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an investment grade security. Moreover, market risk also will affect the prices of even the highest rated fixed income obligation so that their prices may rise or fall even if the issuer’s capacity to repay its obligation remains unchanged.

Large-Capitalization Companies. Large-cap stocks can perform differently from other segments of the equity market or the equity market as a whole.

Companies with large-capitalization tend to go in and out of favor based on market and economic conditions and, while they can be less volatile than companies with smaller market capitalizations, they may also be less flexible in evolving markets or unable to implement change as quickly as their smaller counterparts.

Accordingly the value of large cap stocks may not rise to the same extent as the value of small or mid-cap companies under certain market conditions or during certain periods.

Leveraged Buyouts. The Fund may invest in leveraged buyout limited partnerships and funds that, in turn, invest in leveraged buyout transactions (“LBOs”).

An LBO, generally, is an acquisition of an existing business by a newly formed corporation financed largely with debt assumed by such newly formed corporation to be later repaid with funds generated from the acquired company.

Equity investments in LBOs may appreciate substantially in value given only modest growth in the earnings or cash flow of the acquired business. Investments in LBO limited partnerships and funds, however, present a number of risks. Investments in LBO limited partnerships and funds will normally lack liquidity and may be subject to intense competition from other LBO limited partnerships and funds.

Additionally, if the cash flow of the acquired company is insufficient to service the debt assumed in the LBO, the LBO limited partnership or fund could lose all or part of its investment in such acquired company.

Master Limited Partnerships. Master limited partnerships (“MLPs”) are limited partnerships in which ownership units are publicly traded.

MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of industries, or in credit-related investments.

Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a fund that invests in an MLP) are not involved in the day-to-day management of the partnership. The Fund also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.

Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example:

(i) holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership.

(ii) there may be fewer corporate protections afforded investors in an MLP than investors in a corporation.

(iii) conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments.

(iv) MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region.

(v) MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers.

(vi) Investments held by MLPs may be illiquid.

(vii) MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The Fund may also hold investments in limited liability companies (LLCs) that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.

Distributions attributable to gain from the sale of MLP securities may be taxed as ordinary income.

Medium-Term Notes. Medium-term notes are periodically or continuously offered corporate or agency debt that differs from traditionally underwritten corporate bonds only in the process by which they are issued.

Money Market Securities. Money market securities include:

(i) short-term U.S. government securities;

(ii) custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury;

(iii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as S&P or Moody’s, or determined by the Subadviser to be of comparable quality at the time of purchase;

(iv) short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and

(v) repurchase agreements involving such securities.

Each of these money market securities are described in this SAI. For a description of ratings, see Appendix A to this SAI.

Mortgage-Backed Securities. Mortgage-backed securities (“MBS”) are securities which represent ownership interests in, or are debt obligations secured entirely or primarily by, “pools” of residential or commercial and reverse mortgage loans or other asset-backed securities (the “Underlying Assets”).

Such securities may be issued by U.S. government agencies and government-sponsored entities, such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA” or “Fannie Mae”), Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), commercial banks, savings and loan associations, mortgage banks, or by issuers that are affiliates of or sponsored by such entities.

The payment of interest and principal on mortgage-backed obligations issued by these entities may be guaranteed by the full faith and credit of the U.S. government (in the case of GNMA), or may be guaranteed by the issuer (in the case of FNMA and FHLMC). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Obligations of GNMA are backed by the full faith and credit of the U.S. government. Obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government, but are considered to be of high quality since such entities are considered to be instrumentalities of the United States.

In the case of mortgage-backed securities representing ownership interests in the Underlying Assets, the principal and interest payments on the underlying mortgage loans are distributed monthly to the holders of the mortgage-backed securities.

In the case of mortgage-backed securities representing debt obligations secured by the Underlying Assets, the principal and interest payments on the underlying mortgage loans, and any reinvestment income thereon, provide the funds to pay debt service on such mortgage-backed securities.

Certain mortgage-backed securities represent an undivided fractional interest in the entirety of the Underlying Assets (or in a substantial portion of the Underlying Assets, with additional interests junior to that of the mortgage-backed security), and thus have payment terms that closely resemble the payment terms of the Underlying Assets.

In addition, many mortgage-backed securities are issued in multiple classes. Each class of such multi-class mortgage-backed securities, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

Principal prepayment on the Underlying Assets may cause the MBS to be retired substantially earlier than their stated maturities or final distribution dates.

Interest is paid or accrues on all or most classes of the MBS on a periodic basis, typically monthly or quarterly.

The principal of and interest on the Underlying Assets may be allocated among the several classes of a series of MBS in many different ways.

In a relatively common structure, payments of principal (including any principal prepayments) on the Underlying Assets are applied to the classes of a series of MBS in the order of their respective stated maturities so that no payment of principal will be made on any class of MBS until all other classes having an earlier stated maturity have been paid in full.

An important feature of MBS is that the principal amount is generally subject to partial or total prepayment at any time because the Underlying Assets (i.e., loans) generally may be prepaid at any time.

The occurrence of prepayments is a function of several factors, including interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool is difficult to predict.

A reverse mortgage is a special type of home loan that lets a homeowner convert a portion of the equity in his or her home into cash.

The equity built up over years of home mortgage payments can be paid to the borrower. But unlike a traditional home equity loan or second mortgage, no repayment is required until the borrower no longer uses the home as his or her principal residence.

A reverse mortgage derives its name from the pattern of payments that is typically the reverse of a traditional mortgage loan used to buy a home.

The three basic types of reverse mortgages are single purpose reverse mortgages, Federal Housing Administration (“FHA”) insured reverse mortgages and proprietary reverse mortgages.

Single purpose reverse mortgages are offered only by some state and local government agencies and nonprofit organizations.

FHA insured reverse mortgages, also known as Home Equity Conversion Mortgages, are the oldest and most popular reverse mortgage product and are insured by the federal government through FHA, a part of the U.S. Department of Housing and Urban Development.

Proprietary reverse mortgages are private loans that are typically backed by the companies that originate them.

The rate of principal payments for a reverse mortgage-backed security depends on a variety of economic, geographic, social, and other factors, including interest rates and borrower mortality.

Reverse mortgage-backed securities may respond differently to economic, geographic, social, and other factors than other mortgage-backed securities.

Private pass-through securities are mortgage-backed securities issued by a non-governmental agency, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

The two principal types of private mortgage-backed securities are collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”).

CMOs are collateralized mortgage obligations, which are collateralized by mortgage pass-through securities.

Cash flows from the mortgage pass-through securities are allocated to various tranches (a “tranche” is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment.

The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

Real Estate Mortgage Investment Conditions (“REMICs”) are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property.

REMICs are similar to CMOs in that they issue multiple classes of securities and are rated in one of the two highest categories by S&P or Moody’s. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests, or “residual” interests.

Guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates.

For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. government.

Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier.

Planned Amortization Class CMOs (“PAC Bonds”) generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Stripped mortgage-backed securities are securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the “principal only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest only” security (“IO”) receives interest payments from the same underlying security.

The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Delegated Underwriting and Servicing (“DUS”) bonds are pools of multifamily housing loans issued by Fannie Mae. DUS bonds have significant call protection in the form of prepayment penalties.

The most common structures at the time of issuance are seven-year balloons with 6.5 years of prepayment protection and 10-year balloons with 9.5 years of prepayment protection.

Borrowers must pay a prepayment penalty to prepay the loan during the specified prepayment protection period. In the event of default there is no penalty passed on to the investor.

Municipal Forwards. Municipal forwards are forward commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but, normally less than one year after the commitment date.

Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date. See “When-Issued Securities and Forward Commitment Securities” for more information.

Municipal Lease Obligations. Municipal lease obligations are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities where the lease obligation is secured by the leased property and subject to renewal or termination by the issuer. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above.

Municipal Securities. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (for example, tolls from a bridge).

Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement.

The payment of principal and interest on private activity and industrial development bonds generally is totally dependent on the ability of a facility’s user to meet its financial obligations and the pledge, if any, of real and personal property as security for the payment.

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

The Fund’s investments in any of the notes described above will be limited to those obligations:

(i) where both principal and interest are backed by the full faith and credit of the United States,

(ii) which are rated MIG-2 or V-MIG-2 at the time of investment by Moody’s,

(iii) which are rated SP-2 at the time of investment by S&P, or

(iv) which, if not rated by S&P or Moody’s, are in the Subadviser’s judgment, of at least comparable quality to MIG-2, VMIG-2 or SP-2.

From time to time, a municipality may refund a bond that it has already issued prior to the original bond’s call date by issuing a second bond, the proceeds of which are used to purchase securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For purposes of diversification and industry concentration, pre-refunded bonds will be treated as governmental issues.

Municipal bonds generally must be rated investment grade by at least one national securities rating agency or, if not rated, must be deemed by the Subadviser to essentially have characteristics similar to those of bonds having the above rating. Bonds downgraded to below investment grade may continue to be held at the discretion of the Fund’s Subadviser.

The Fund may purchase industrial development and pollution control bonds if the interest paid is exempt from U.S. federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking.

The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Private activity bonds are issued by or on behalf of states, or political subdivisions thereof, to finance privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control, and to finance activities of and facilities for charitable institutions.

Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking and low-income housing.

The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Subadviser’s opinion, be equivalent to the long-term bond or commercial paper ratings stated above.

The Subadviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Subadviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

The Subadviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third-party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “standby commitment” or a “put.”

The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity in order to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised.

The Fund will limit its put transactions to those with institutions that the Subadviser believe present minimum credit risks, and the Subadviser will use its best efforts to initially determine and thereafter monitor the financial strength of the put providers by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers where adequate current financial information is not available.

In the event that any writer is unable to honor a put for financial reasons, the affected Fund would be a general creditor (i.e., on parity with all other unsecured creditors) of the writer.

Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities in certain circumstances (for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer’s credit); or a provision in the contract may provide that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity.

The Fund could, however, sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities.

Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put.

There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a put. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Fund including such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

Other types of tax-exempt instruments that are permissible investments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks.

The quality of the underlying credit or of the bank, as the case may be, must, in the Subadviser’s opinion, be equivalent to the long-term bond or commercial paper ratings stated above. The Subadviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Fund may also purchase participation interests in municipal securities (such as industrial development bonds and municipal lease/purchase agreements).

A participation interest gives the Fund an undivided interest in the underlying municipal security. If it is unrated, the participation interest will be backed by an irrevocable letter of credit or guarantee of a credit-worthy financial institution or the payment obligations otherwise will be collateralized by U.S. government securities.

Participation interests may have fixed, variable or floating rates of interest and may include a demand feature.

A participation interest without a demand feature or with a demand feature exceeding seven days may be deemed to be an illiquid security subject to the Fund’s investment limitations restricting its purchases of illiquid securities.

The Fund may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

State and local government revenues are highly correlated with current economic conditions. During periods of very weak economic activity, certain municipalities may experience some fiscal difficulty which could lead to rating downgrades and/or delays in paying principal and interest on their outstanding debt.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from U.S. federal income tax are rendered by bond counsel to the respective issuers at the time of issuance.

Neither the Fund nor its Subadviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions.

Options. The Fund may purchase and write put and call options on securities or securities indices (traded on U.S. exchanges or over-the-counter markets) and enter into related closing transactions.

A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period.

A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.

The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number.

Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer.

OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

The Fund must cover all options it purchases or writes. For example, when the Fund writes an option on a security, index or foreign currency, it will segregate or earmark liquid assets with the Fund’s custodian in an amount at least equal to the market value of the option and will maintain such coverage while the option is open.

The Fund may otherwise cover the transaction by means of an offsetting transaction or other means permitted by the 1940 Act or the rules and SEC interpretations thereunder.

The Fund may trade put and call options on securities, securities indices or currencies, as its Subadviser determines is appropriate in seeking the Fund’s investment objective.

For example, the Fund may purchase put and call options on securities or indices to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future.

The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

In another instance, the Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value.

When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option.

When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price.

When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

There are significant risks associated with the Fund’s use of options, including the following:

(i) the success of a hedging strategy may depend on the Subadviser’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;

(ii) there may be an imperfect or no correlation between the movement in prices of options held by the Fund and the securities underlying them;

(iii) there may not be a liquid secondary market for options; and

(iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Pay-In-Kind Securities. Pay-In-Kind securities are debt obligations or preferred stocks that pay interest or dividends in the form of additional debt obligations or preferred stock.

Preferred Stock. Preferred stock is a corporate equity security that pays a fixed or variable stream of dividends. Preferred stock is generally a non-voting security.

Real Estate Investment Trusts. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code.

The Internal Revenue Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level U.S. federal income tax and making the REIT a pass-through vehicle for U.S. federal income tax purposes.

A REIT primarily invests in real estate and real estate mortgages. If a corporation, trust or association meets the REIT requirements, it will be taxed only on its undistributed income and capital gains.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types.

Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline.

During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.

By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation.

In addition, Equity and Mortgage REITs could possibly fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Internal Revenue Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a lender or lessor and may incur substantial costs associated with protecting its investments.

Repurchase Agreements. The Fund may enter into repurchase agreements with financial institutions.

The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Subadviser.

The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement. Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral.

In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s net assets.

The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Subadviser, liquidity or other considerations so warrant.

Resource Recovery Bonds. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation will be involved, at least during the construction phase, and the revenue stream will be secured by fees or rents paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

Restricted Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”) and, therefore, are not publicly traded securities.

These securities will be considered illiquid and subject to the Fund’s limitation on the purchase of illiquid securities (no more than 15% of net assets) unless the Adviser or Subadviser determines on an ongoing basis that the securities are liquid in accordance with guidelines adopted by the Board.

Restricted securities include securities that can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). An investment in such securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities.

More generally, non-publicly traded securities may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities.

Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund’s investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund’s net assets could be adversely affected. (See “Illiquid Securities” above; see also Rule 144A Securities.)

Reverse Repurchase Agreements. A reverse repurchase agreement is a contract under which the Fund sells a security for cash for a relatively short period (usually not more than one week) subject to the obligation of the Fund to repurchase such security at a fixed time and price (representing the seller’s cost plus interest).

Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price.

Also, in the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. To avoid any leveraging concerns, the Fund will segregate or earmark liquid assets with the Fund’s custodian in an amount sufficient to cover its repurchase obligations.

Revolving Credit Facilities (“Revolvers”). Revolvers are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the Revolver and usually provides for floating or variable rates of interest.

These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To avoid any leveraging concerns, the Fund will segregate or earmark liquid assets with the Fund’s custodian in an amount sufficient to cover its obligations to fund Revolvers.

The Fund may invest in Revolvers with credit quality comparable to that of issuers of its other investments.

Revolvers may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

The Fund currently intends to treat Revolvers for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments.

Securities Lending. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board.

These loans, if and when made, may not exceed 33 1⁄3% of the total asset value of the Fund (including the loan collateral).

The Fund will not lend portfolio securities to its Adviser, Subadviser or their affiliates unless it has applied for and received specific authority to do so from the SEC.

Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily.

Any gain or loss in the market price of the securities loaned that may occur during the term of the loan would be for the account of the Fund.

The Fund may pay a portion of the interest earned from the investment of collateral or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.

The Fund will adhere to the following conditions whenever its portfolio securities are loaned:

(i) the Fund must receive from the borrower at least 100% cash collateral or equivalent securities of the type discussed in the preceding;

(ii) the borrower must increase such collateral whenever the market value of the securities increases above the level of such collateral;

(iii) the Fund must be able to terminate the loan on demand;

(iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest, or other distributions on the loaned securities and any increase in market value;

(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the Fund’s custodian); and

(vi) voting rights on the loaned securities may pass to the borrower; provided, however, that in the event where a matter is presented for a vote on an issuer’s proxy which would have a material effect on the Fund or its investment, the Fund must attempt to terminate the loan and regain the right to vote the securities.

Please refer to Appendix B-1: Proxy Voting Policy: Securities Lending Program for additional information with respect to the Fund’s policies for what constitutes a “material effect” with respect to the practice of recalling securities on loan for the sole purpose of voting proxies for such securities.

There is a risk that the Fund may not be able to recall the security in sufficient time to vote on material proxy matters; however, the Fund will make a best faith effort where it has been determined that the outcome of such vote would have a “material effect” on the Fund or its investment.

In addition, as a general practice, the Fund will not recall loans solely to receive income payments. See “Taxes” section of this SAI for information on the security lending program’s impact on treatment of income which could increase the Fund’s tax obligation which is subsequently passed on to its shareholders.

Any securities lending activity in which the Fund may engage will be undertaken pursuant to Board-approved procedures reasonably designed to ensure that the foregoing criteria will be met.

Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Senior Loans

Structure of Senior Loans. A senior floating rate loan (“Senior Loan”) is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the Senior Loan on behalf of the other Loan Investors in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan Investors.

Senior Loans primarily include senior floating rate loans and secondarily senior fixed rate loans, and interests therein. Loan interests primarily take the form of assignments purchased in the primary or secondary market. Loan interests may also take the form of participation interests in a Senior Loan. Such loan interests may be acquired from U.S. or foreign commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are Loan Investors or from other investors in loan interests.

The Fund typically purchases “Assignments” from the Agent or other Loan Investors. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Loan Investor and becomes a Loan Investor under the Loan Agreement with the same rights and obligations as the assigning Loan Investor.

Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Loan Investor.

The Fund may invest up to 10% of its total assets in “Participations.” Loan Participations are interests in loans to corporations, which loans are administered by the lending bank or agent for a syndicate of lending banks. In a Loan Participation, the borrower corporation is the underlying issuer of the loan, but the Fund derives its rights in the loan participation from the intermediary bank. Because the intermediary bank does not guarantee a Loan Participation, it is subject to the credit risks associated with the underlying corporate borrower.

Participations by the Fund in a Loan Investor’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Loan Investor, not with the borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the Participation and only upon receipt by such Loan Investor of such payments from the borrower.

In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Loan Investors through set-off against the borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation.

As a result, the Fund may assume the credit risk of both the borrower and the Loan Investor selling the Participation.

In the event of the insolvency of the Loan Investor selling a Participation, the Fund may be treated as a general creditor of such Loan

Investor. The selling Loan Investors with respect to such Participations will likely conduct their principal business activities in the banking, finance and financial services industries.

Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and capital raising activities generally, and fluctuations in the financial markets generally.

In the event of bankruptcy or insolvency of the corporate borrower, a Loan Participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller.

In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower.

Under the terms of a Loan Participation, the Fund may be regarded as a creditor of the seller of the loan participation (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the seller of the loan participation may become insolvent.

The secondary market for loan participations is limited and any such participation purchased by the Fund may be regarded as illiquid.

Loan Collateral. In order to borrow money pursuant to a Senior Loan, a borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to:

(i) working capital assets, such as accounts receivable and inventory;

(ii) tangible fixed assets, such as real property, buildings and equipment;

(iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and/or

(iv) security interests in shares of stock of subsidiaries or affiliates.

In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the borrower or its subsidiaries.

Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy a borrower’s obligations under a Senior Loan.

Certain Fees Paid to the Fund. In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees.

These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions, prepayment penalty, and assignment fees.

When the Fund buys a Senior Loan it may receive a facility fee and when it sells a Senior Loan it may pay a facility fee.

On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan.

In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower.

Other fees received by the Fund may include amendment fees. The Fund may have to pay an assignment to the Agent when it purchases or sells a Senior Loan via assignment.

Borrower Covenants. A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the Senior Loan (the “Loan Agreement”).

Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.

In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the Loan with all or a portion of any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and typically includes the proceeds from asset dispositions or sales of securities.

A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, have the right to call the outstanding Senior Loan.

The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower.

In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as loosening a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on or direct the seller of the Participation to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions, which are Loan Investors.

The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the borrower.

The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The Agent of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance.

The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the Loan Investors.

The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis.

With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Fund will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Fund and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings.

A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

Prepayments. Senior Loans can require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above.

The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among Loan Investors, among others.

As such, prepayments cannot be predicted with accuracy.

Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former.

Prepayments generally will not materially affect the Fund’s performance because the Fund should be able to reinvest prepayments in other Senior Loans that have similar yields (subject to market conditions) and because receipt of such fees may mitigate any adverse impact on the Fund’s yield.

Other Information Regarding Senior Loans. From time to time the Subadviser and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in Senior Loans to or acquire them from the Fund or may be intermediate participants with respect to Senior Loans in which the Fund owns interests. Such banks may also act as Agents for Senior Loans held by the Fund.

The Fund may purchase and retain in its portfolio a Senior Loan where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring.

Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan. As soon as reasonably practical, the Fund will divest itself of any equity securities or any junior debt securities received if it is determined that the security is an ineligible holding for the Fund.

The Fund may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans are often unrated.

The Fund may also invest in Senior Loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

The Fund will be subject to the risk that collateral securing a loan will decline in value or have no value.

Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be under-collateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral.

In addition, the Fund may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower; provided, however, that such guarantees are fully secured.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan.

If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in the loan collateral or subordinate the Fund’s rights under the Senior Loan to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower.

If a court requires interest to be refunded, it could negatively affect the Fund’s performance.

Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund or a “preference claim” that a pre-petition creditor received a greater recovery on an existing debt than it would have in a liquidation situation.

For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the borrower, but were instead paid to other persons (such as shareholders of the borrower) in an amount which left the borrower insolvent or without sufficient working capital.

There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in loan collateral.

If the Fund’s security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Fund could also have to refund interest.

The Fund may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Fund’s purchase of a Senior Loan.

The Fund may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the Subadviser, may enhance the value of a Senior Loan or would otherwise be consistent with the Fund’s investment policies.

Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

Economic and other market events may reduce the demand for certain senior loans held by the Fund, which may adversely impact the net asset value of the Fund.

Short Sales. The Fund may engage in short sales that are either “uncovered” or “against the box.”

A short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund.

Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan.

To borrow the security, the Fund is required to pay a premium or daily interest, which will increase the total cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will:

(a) earmark or maintain in a segregated account cash or liquid securities at such a level that

(i) the amount earmarked or deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and

(ii) the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the current market value of the security sold short, or

(b) otherwise cover the Fund’s short positions.

Uncovered short sales incur a higher level of risk because to cover the short sale, the security may have to be purchased in the open market at a much higher price.

Short-Term Obligations. Short-term obligations are debt obligations maturing (becoming payable) in 397 days or less, including commercial paper and short-term corporate obligations. Short-term corporate obligations are short-term obligations issued by corporations.

Small- and Mid-Capitalization Companies. Small- and mid-capitalization companies may be either established or newer companies.

Small-capitalization companies may offer greater opportunities for gain, but also involve a greater risk of loss because they may be more vulnerable to adverse business or economic events, particularly those companies that have been in operation for less than three years.

Small-capitalization company securities may trade in lower volumes or there may be less information about the company which may cause the investments to be more volatile or to have less liquidity than larger company investments. They may have unseasoned management or may rely on the efforts of particular members of their management team to a great degree causing turnover in management to pose a greater risk.

Smaller sized companies may have more limited access to resources, product lines, and financial resources than larger companies.

Small- and mid-sized companies typically reinvest a large proportion of their earnings in their business and may not pay dividends or make interest payments for some time, particularly if they are newer companies.

Standby Commitments and Puts. The Fund may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third-party (the “writer”) at an agreed-upon price at any time during a stated period or on a certain date.

Such a right is generally denoted as a “standby commitment” or a “put.”

The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities.

The Fund reserves the right to engage in put transactions.

The right to put the securities depends on the writer’s ability to pay for the securities at the time the put is exercised. The Fund would limit its put transactions to institutions which the Subadviser believes present minimal credit risks, and the Subadviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace.

It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available.

In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (i.e., on a parity with all other general unsecured creditors) of the writer.

Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities. For example, a change in the published rating of the underlying securities or any similar event that has an adverse effect on the issuer’s credit or a provision in the contract that the put will not be exercised except in certain special cases (such as to maintain portfolio liquidity). The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable.

Therefore, the put would have value only to the Fund.

Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security.

The maturity of the underlying security will generally be different from that of the put.

There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments or puts which are not integral parts of the security as originally issued held in the Fund will not exceed one-half of 1% of the value of the total assets of the Fund calculated immediately after any such put is acquired.

Structured Investments. Structured Investments are derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act.

A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective.

For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities.

The Fund will purchase structured investments in trusts that engage in such swaps only where the counterparties are approved by the Subadviser in accordance with credit-risk guidelines established by the Board.

Structured Notes. Structured Notes are derivatives where the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500® Index.

In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Fund to tailor its investments to the specific risks and returns the Subadviser wishes to accept while avoiding or reducing certain other risks.

Supranational Agency Obligations. Supranational Agency Obligations are obligations of supranational entities established through the joint participation of several governments, including the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (also known as the “World Bank”), African Development Bank, European Union, European Investment Bank, and the Nordic Investment Bank.

Swap Agreements. The Fund may enter into swap agreements for purposes of attempting to gain exposure to the securities making up an index without actually purchasing those instruments, to hedge a position or to gain exposure to a particular instrument or currency.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year.

In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.

The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Forms of swap agreements include:

(i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,”

(ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and

(iii) interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

A credit default swap is a specific kind of counterparty agreement designed to transfer the third party credit risk between parties.

One party in the swap is a lender and faces credit risk from a third party and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset.

The Fund may enter into index swap agreements as an additional hedging strategy for cash reserves held by the Fund or to effect investment transactions consistent with the Fund’s investment objective and strategies.

The Select Aggregate Market Index (“SAMI”) is a basket of credit default swaps whose underlying reference obligations are floating rate loans.

The Loan Credit Default Swap Index (“LCDX”) is a specialized index of loan-only credit default swaps covering 100 individual companies that have unsecured debt trading in the broad secondary markets.

Investments in SAMI and LCDX increase exposure to risks that are not typically associated with investments in other floating rate debt instruments, and involve many of the risks associated with investments in derivative instruments noted above.

The liquidity of the market for SAMI and LCDX is subject to liquidity in the secured loan and credit derivatives markets. The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by earmarking or segregating assets determined to be liquid.

Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations.

The Fund will not enter into any swap agreement unless the Subadviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable.

The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.

The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.

Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make.

If the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of any payments that the Fund is contractually entitled to receive.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and liquid assets having an aggregate net asset value at least equal to such accrued excess will be earmarked or maintained in a segregated account by the Fund’s custodian.

In as much as these transactions are entered into for hedging purposes or are offset by segregating liquid assets, as permitted by applicable law, the Fund and its Subadviser believes that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

For purposes of the Fund’s requirements under Rule 12d3-1 (where, for example, the Fund is prohibited from investing more than 5% of its total assets in any one broker, dealer, underwriter or investment adviser (the “securities-related issuer”) and Section 5b-1 where, for example, a diversified Fund is prohibited from owning more than 5% of its total assets in any one issuer with respect to 75% of the Fund’s total assets, both counterparty exposure and reference entity exposure will be reviewed where appropriate.

The mark-to-market value will be used to measure the Fund’s counterparty exposure. With respect to reference entity exposure, the notional value of the swap will be used when protection is sold on the underlying reference entity.

The mark-to-market value will be used when protection is bought on the underlying reference entity.

Should the Fund acquire an interest in a swap that is traded on a centralized exchange, the Fund will not consider the counterparty to be an issuer for these purposes if it is determined that counterparty risk has been eliminated through use of the centralized exchange. Further, the Fund will use the same approach described above for Section 5b-1 to satisfy the Fund’s Subchapter M quarter-end requirements under the Internal Revenue Code. Exposure may be adjusted by appropriate offsets.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market.

The Subadviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

Tax Credit Bonds (“Build America Bonds”). Build America Bonds are taxable bonds issued by federal and state local governments that allow a new direct federal payment subsidy.

At the election of the state and local governments, the Treasury Department will make a direct payment to the state or local governmental issuer in an amount equal to 35%

of the interest payment on the Build America Bonds. As a result, state and local governments will have lower net borrowing costs.

This will also make Build America Bonds attractive to a broader group of investors that typically invest in traditional state and local tax-exempt bonds, where interest rates have historically been 20% lower than taxable interest rates.

Taxable Municipal Securities. Taxable municipal securities are municipal securities the interest on which is not exempt from federal income tax.

Taxable municipal securities include “private activity bonds” that are issued by or on behalf of states or political subdivisions thereof to finance privately-owned or operated facilities for business and manufacturing, housing, sports, and pollution control and to finance activities of and facilities for charitable institutions.

Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking lots, and low income housing.

The payment of the principal and interest on private activity bonds is not backed by a pledge of tax revenues, and is dependent solely on the ability of the facility’s user to meet its financial obligations, and may be secured by a pledge of real and personal property so financed. Interest on these bonds may not be exempt from federal income tax.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates.

The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.

Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate.

An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund’s average portfolio maturity.

There is a risk that the Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Trust Preferred Securities. Trust preferred securities are convertible preferred shares issued by a trust where proceeds from the sale are used to purchase convertible subordinated debt from the issuer. The convertible subordinated debt is the sole asset of the trust. The coupon from the issuer to the trust exactly mirrors the preferred dividend paid by the trust. Upon conversion by the investors, the trust in turn converts the convertible debentures and passes through the shares to the investors.

U.S. Government Securities. Examples of types of U.S. government obligations in which the Fund may invest include:

U.S. Treasury obligations and the obligations of U.S. government agencies or U.S. government sponsored entities such as:

Central Bank for Cooperatives,

Export-Import Bank of the United States,

Fannie Mae,

Farmers Home Administration,

Federal Farm Credit Banks,

Federal Home Loan Banks,

the Federal Housing Administration,

Federal Intermediate Credit Banks,

Federal Land Banks,

Freddie Mac,

General Services Administration,

GNMA,

Maritime Administration,

Small Business Administration,

Student Loan Marketing Association (“SLMA”),

and other similar agencies.

Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

SLMA can issue debt as a U.S. government agency or as corporation. If the debt is issued as a corporation, it is not considered a U.S. government obligation.

U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of its Treasury obligations to decline. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit, but generally are not backed by the full faith and credit of the U.S. government. U.S. government debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

• FDIC-Backed Bonds. FDIC-Backed Bonds are senior unsecured debt obligations issued by banks, thrifts and some holding companies that participate in the FDIC’s Temporary Liquidity Guaranty Program (“TLGP”).

Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies, in exchange for a fee to the FDIC.

This guarantee does not extend to shares of the Portfolio itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

• U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPs”) and Treasury Receipts (“TRs”).

• Receipts. Receipts are interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank.

The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

• Treasury Inflation Protected Notes (“TIPS”). TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors.

TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index.

A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment.

Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

• Zero Coupon Obligations. Zero coupon obligations are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accumulated. These obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.

• U.S. Government Zero Coupon Securities. STRIPS (Separate Trading of Registered Interest and Principal of Securities) and Receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their un-matured interest coupons.

Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.

The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes.

Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically.

Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. See “Mortgage-Backed Securities.”

• U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity.

Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of the Fund’s shares.

Variable and Floating Rate Instruments. Certain of the obligations purchased by the Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices.

The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes.

There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

Variable Rate Master Demand Notes. Variable rate master demand notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Fund, as lender, and a borrower.

Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index.

Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes and it is not generally contemplated that such instruments will be traded.

The quality of the note or the underlying credit must, in the opinion of the Subadviser, be equivalent to the ratings applicable to permitted investments for the Fund. The Subadviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Variable rate master demand notes may or may not be backed by bank letters of credit.

Warrant. A Warrant is a financial instrument that gives the holder the right, but not the obligation, to purchase a specified amount of an asset at a specified price during a specified period of time.

A warrant may give its holder the right to buy shares of stock, bonds, currencies, or commodities.

Index Warrants, a type of warrant, allow investors to take a direct position in a commodity, index, currency or economic variable. An example of an Index Warrant is a GDP Warrant, which is a bond that allows investors to invest directly in a country’s economic growth.

A GDP Warrant creates long term securities that would be indexed on the economic growth of a country, or rather an economic zone (for example Euroland). Those securities would have two main purposes: (i) to give those countries or other issuers another source of financing, and a new financial management tool; and (ii) to give investors a hybrid asset which has some feature(s) of an equity security (variable return and/or capital, based on economic performances) while basically being a bond (it is a debt).

In the case of a GDP Warrant, the index would be the Gross Domestic Product (GDP). Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment.

The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof.

Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

When-Issued Securities, Delayed Delivery and Forward Commitment Securities. When-Issued, Delayed Delivery and Forward Commitment Securities are securities with settlement dates in excess of normal settlement periods, currently 3 business days.

The Fund may purchase or sell securities on a forward commitment, when-issued or delayed-delivery basis, which means delivery and payment take place in the future after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing a security on a forward commitment, when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value.

Because the Fund is not required to pay for these securities until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments.

If the Fund is fully or almost fully invested when forward commitment, when-issued or delayed-delivery purchases are outstanding, such purchases may result in a form of leverage.

The Fund intends to engage in forward commitment, when-issued and delayed-delivery purchases, to increase its portfolio’s financial exposure to the types of securities in which it invests. Leveraging the portfolio in this manner will increase the Fund’s exposure to changes in interest rates and will increase the volatility of its returns. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund’s purchase commitments.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery.

Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

To avoid any leveraging concerns, the Fund will segregate or earmark liquid assets in an amount at least equal in value to its commitments to purchase when-issued and forward commitment securities for any securities with settlement dates in excess of normal settlement periods.

INVESTMENT LIMITATIONS

Except with respect to the Fund’s fundamental policy relating to borrowing and non-fundamental policy relating to liquidity, if a percentage limitation stated in the fundamental and non-fundamental policies below is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value will not result in a violation of such restriction.

Fundamental Policies

Fundamental policies cannot be changed without the consent of the holders of a majority of the Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

The following investment limitations are fundamental policies of the Fund.

The Fund may not:

1. With respect to 75% of the Fund’s total assets, invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund.

2. Borrow money in an amount exceeding 33 1⁄3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes (less than 60 days), and in an amount not exceeding 5% of its total assets.

3. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the sale of portfolio securities.

4. Issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the SEC.

5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and securities issued by investment companies) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry or group of industries except that the Fund will concentrate (that is, invest 25% or more of its total assets) in these three industries: infrastructure, agribusiness, and timber.

6. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

7. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.

8. Make loans, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities.

Non-Fundamental Policies

The following investment policies are non-fundamental policies of the Fund and may be changed by the Board without shareholder approval:

1. Any change to the Fund’s investment policy of investing at least 80% of the Fund’s net assets in a particular type or category of securities is subject to 60 days prior notice to shareholders.

2. The Fund may not purchase or hold illiquid securities (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

THE ADVISER

General. RidgeWorth Investments serves as investment adviser to the Fund.

RidgeWorth Investments is the trade name of RidgeWorth Capital Management LLC, a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

With respect to the Fund in this SAI, the Adviser oversees the Subadviser to ensure compliance with the Fund’s investment policies and guidelines and monitors the Subadviser’s adherence to its investment style.

The Board supervises the Adviser with respect to its processes and policies and procedures that are applicable to the Adviser’s management of the Fund.

The principal business address of the Adviser is 3333 Piedmont Road, NE, Suite 1500, Atlanta, Georgia 30305.

The Adviser is indirectly owned in part by certain investment funds (the “LY Funds”) that are advised by an affiliate of Lightyear Capital LLC.

Advisory Agreement with the Trust. The Adviser serves as the investment adviser to the Fund pursuant to an agreement (the “Advisory Agreement”) with the Trust.

After its initial term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or “interested persons” of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser on 90 days written notice to the Trust.

The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of the Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage commissions, and litigation and other extraordinary expenses) exceeds limitations established by certain states, the Adviser and/or the administrator will bear the amount of such excess.

The Adviser will not be required to bear expenses of the Trust to an extent which would result in the Fund’s inability to qualify as a RIC under provisions of the Internal Revenue Code.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee at the specified annual rate of each Fund’s average daily net assets as listed in the table that follows. The Fund allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

The advisory fees for the Fund is 1.00% of the Fund’s average daily net assets.

The above fees are also subject to the following breakpoint discounts:

First $500 million = none — no discount from full fee

Next $500 million = 5% discount from full fee

Next $4 billion = 10% discount from full fee

Over $5 billion = 15% discount from full fee

As discussed in the Prospectus, the Adviser has contractually agreed to waive a portion of its fees or reimburse expenses, with respect to the Fund, in order to limit Fund expenses.

For the Predecessor Fund’s fiscal years ended November 30, 2015, November 30, 2014, and November 30, 2013, the Predecessor Fund paid the following advisory fees:

Fees Paid ($)			Fees Waived ($)
2015	2014	2013	2015	2014	2013
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Fund Services Agreement. The Adviser provides certain services required by the Fund, including:

(i) review and approval of shareholder reports filed with the SEC,

(ii) oversight and management of the Trust’s primary service providers,

(iii) due diligence reviews of the Trust’s primary service providers,

(iv) coordination and negotiation of all contracts and related pricing relating to the Trust’s primary service providers,

(v) coordination, performance of due diligence, and providing of information to the Independent Trustees relating to their review and selection of prospective primary service providers to the Trust, including contract negotiations, and

(vi) the coordination of quarterly and special board meetings.

As compensation for providing such services, each Fund pays an annual fee to the Adviser, representing a previously agreed upon portion of the salaries, bonuses and benefits related to the primary employees responsible for delivering such services (the “Services Fee”).

For the fiscal year ended March 31, 2015, the Trust paid a Services Fee of $ $996,187 to the Adviser.

Compliance Service Fees. The Adviser provides services to the Trust to ensure compliance with applicable laws and regulations.

The Adviser has designated a dedicated compliance staff and, prior to October 2010 and effective April 2011, an employee to serve as Chief Compliance Officer (“CCO”) to the Funds.

For the fiscal year ended March 31, 2015, the Adviser received an annual fee totaling approximately $621,941 for these services.

Foreside Compliance Services (“FCS”) provided CCO Support Services pursuant to a CCO Support Services Agreement through May 31, 2012, and provides an Anti-Money Laundering

Officer and Identity Theft Prevention Officer to the Trust under an AML Services Agreement.

For the fiscal year ended March 31, 2015, FCS received $10,000 for these services.

Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provided a Principal Financial Officer (“PFO”) and Treasurer to the Trust under a PFO/Treasurer Services Agreement until November 30, 2012.

For the period April 1, 2012 through November 30, 2012, FMS received $78,633 for these services.

Neither FMS nor any of their officers or employees who serve as an officer of the Trust, has any role in determining the Fund’s investment policies or which securities are to be purchased or sold by the Trust or its series. Certain officers or employees of FMS are also officers of the Trust.

Manager of Managers Arrangement. Pursuant to an exemptive order from the SEC and subject to certain conditions, including Board approval, the Adviser may hire an unaffiliated subadviser for certain funds or materially amend an agreement with the Fund’s unaffiliated subadviser without obtaining shareholder approval.

Within 90 days of retaining a new subadviser, shareholders of theFund will receive notification of the change. This manager of managers arrangement enables the Fund to operate with greater efficiency and without incurring the expense and delay associated with obtaining shareholder approval of subadvisory agreements. The arrangement does not permit investment advisory fees paid by the Fund to be increased or change the Adviser’s obligations under the Advisory Agreement without shareholder approval. The Adviser has ultimate responsibility, subject to oversight by the Board, to oversee the subadvisers and recommend their hiring, termination, and replacement.

THE SUBADVISER

The Subadviser is a professional investment management firm registered with the SEC under the Advisers Act.

Capital Innovations, LLC (“CI”) serves as the subadviser to the Capital Innovations Global Resources and Infrastructure Fund pursuant to an Investment Subadvisory Agreement between the Adviser and CI. For its investment subadvisory services, CI is entitled to receive an annual fee paid by the Adviser based on the Fund’s average daily net assets. CI will receive a portion of the investment advisory fee paid to the Adviser as follows: equal to 60% of the first $500 million of the Fund’s average daily net assets; 62% of the next $500 million of the Fund’s average daily net assets; 63% of the next $4 billion of the Fund’s average daily net assets; and 65% in excess of $5 billion of the Fund’s average daily net assets.

For the Predecessor Fund’s fiscal years ended November 30, 2015, November 30, 2014, and November 30, 2013, CI received the following subadvisory fees from the Adviser:

Fees Paid ($)			Fees Waived ($)
2015	2014	2013	2015	2014	2013
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

The Subadviser has contractually agreed to waive a portion of its fees or reimburse expenses, with respect to the Fund, in order to limit Fund expenses.

Investment Subadvisory Agreement. The Adviser and the Subadviser have entered into an investment subadvisory agreement (the “Investment Subadvisory Agreement”) under which the Subadviser makes the investment decisions for and continuously reviews, supervises, and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Adviser and the Board.

After an initial two-year term, the continuance of the Investment Subadvisory Agreement must be specifically approved at least annually by (i) the vote of the Trustees or a vote of the shareholders of the Fund and (ii) the vote of a majority of the Trustees who are not parties to the Investment Subadvisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Subadvisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by:

(i) the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding shares of the Fund,

(ii) the Adviser at any time on not less than 30 days nor more than 60 days written notice to the Subadviser, or

(iii) the Subadviser on 90 days written notice to the Adviser.

The Investment Subadvisory Agreement provides that the Subadviser shall not be protected against any liability by reason of willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE PORTFOLIO MANAGERS

Set forth below is information regarding the individuals who are primarily responsible for the day-to-day management of the Fund (“portfolio managers”). All information is as of [            ], unless it is noted otherwise.

Management of Other Accounts. The table below shows the number of other accounts managed by each portfolio manager and the approximate total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts.

For each category, the table also shows the number of accounts and the approximate total assets in the accounts with respect to which the advisory fee is based on account performance.

	Total Assets in Accounts (in millions) ($) and Number of Accounts			Other Accounts with Performance-Based Fees
Portfolio Manager	Registered Investment Companies[1]	Other Pooled Investment Vehicles	Other Accounts	Number & Category	Total Assets (in millions) ($)
Michael D. Underhill	[ ]	[ ]	[ ]	[ ]	[ ]
Susan L. Dambekaln	[ ]	[ ]	[ ]	[ ]	[ ]

[1]	Includes the RidgeWorth Funds and other registered investment companies

Potential Conflicts of Interest in Managing Multiple Accounts. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. When conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, the Subadviser will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances in which similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Subadviser’s trade allocation policy.

Portfolio Manager Compensation Structure. The portfolio managers are compensated by the Subadviser with a base salary and a profit sharing plan. The portfolio managers are not directly compensated for their work with respect to the Fund; however, each portfolio manager is a principal and equity owner of the Subadviser and therefore benefits indirectly from the revenue generated from the Subadvisory agreement.

Securities Ownership of Portfolio Managers. The table below shows the range of equity securities beneficially owned by each portfolio manager in the Predecessor Fund, the Fund or Funds managed by the portfolio manager. The information is as of [            ].

Portfolio Manager	RidgeWorth Fund(s) Managed	Range of Securities Owned ($)
Michael D. Underhill	Capital Innovations Global Resources and Infrastructure Fund	[ ]
Susan L. Dambekaln	Capital Innovations Global Resources and Infrastructure Fund	[ ]

THE ADMINISTRATOR

General. State Street Bank and Trust Company serves as administrator (the “Administrator”) of the Trust. The Administrator, a Massachusetts trust company, has its principal business offices at 100 Huntington Avenue, Boston, MA 02116. The Administrator provides administration services to other investment companies.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an Administration Agreement dated August 30, 2010. Under the Administration Agreement, the Administrator provides the Trust with administrative services, including day-to-day administration of matters necessary to the Fund’s operations, maintenance of records and the books of the Trust, preparation of reports, assistance with compliance monitoring of the

Fund’s activities, and certain supplemental services in connection with the Trust’s obligations under the Sarbanes-Oxley Act of 2002.

The Administration Agreement provides that it shall remain in effect until November 1, 2017, and shall continue in effect for successive one-year periods, unless terminated by either party on not less than 90 days written notice to the other party.

Under the Administration Agreement, the Administrator is entitled to receive an asset-based fee, which is calculated daily and paid monthly at an annual rate based on the average daily net assets of the Trust for administration services as follows:

0.011% on the first $25 billion of net assets,

0.0040% on the next $40 billion of net assets and

0.0025% on net assets thereafter.

There is a minimum annual charge of $45,000 per fund.

The following table shows administrative fees paid by the Predecessor Fund for the Predecessor Fund’s fiscal years ended November 30, 2015, November 30, 2014, and November 30, 2013:

Fees Paid ($)
2015	2014	2013
[ ]	[ ]	[ ]

THE DISTRIBUTOR

The Trust and RidgeWorth Distributors LLC (the “Distributor”) are parties to a Distribution Agreement whereby the Distributor acts as statutory underwriter for the Trust’s shares. The Distributor is a wholly-owned subsidiary of Foreside Fund Services, LLC and is not affiliated with the Adviser or the Trust.

The principal business address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101. Under the terms of the Distribution Agreement, the Distributor must use all reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust.

In addition, each of A, C and I Shares of the Fund has a distribution and service plan (the “A Shares Plan,” “C Shares Plan” and “I Shares Plan” respectively).

Under the terms of the Distribution Agreement, the Trust is responsible for all compensation paid to the Distributor for distribution services as authorized under each Fund’s distribution plan.

To the extent the Trust is not authorized to make such payments or has insufficient funds under the distribution plan to pay the Distributor, the Adviser, pursuant to a Distribution Services Agreement with the Distributor, shall compensate the Distributor for any distribution services.

The continuance of a distribution agreement must be specifically approved at least annually

(i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to such distribution agreement or “interested persons” of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.

A distribution agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the trustees, the Distributor, or, with respect to any fund, by a majority of the outstanding shares of that fund, upon 60 days written notice by either party. The Distributor has no obligation to sell any specific quantity of Fund shares.

[During the last three fiscal years, the Distributor did not receive any net underwriting commissions on the sale of the Predecessor Fund’s shares.]

For the Predecessor Fund’s fiscal years ended November 30, 2015, November 30, 2014, and November 30, 2013, the Distributor received and reallowed sales loads on the sale of A Shares of the Predecessor Fund, as shown in the following table (amounts designated as “—” are $0 or have been rounded to $0):

Aggregate Sales Charges Payable to Distributor ($)			Amount Reallowed by Distributor[1] ($)
2015	2014	2013	2015	2014	2013
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

[1]	Reflects amounts reallowed by the Distributor for allowable distribution-related expenditures and services.

The Fund pays the following amount (reallowance) of front-end sales charge to investment consultants (“Dealers”) as a percentage of the offering price of A Shares:

Less than $50,000	More than $50,000 but less than $100,000	More than $100,000 but less than $250,000	More than $250,000 but less than $500,000	More than $500,000 but less than $1,000,000	$1,000,000 and over[1]
5.00%	4.00%	3.00%	2.00%	1.75%	0.00%

[1]	While investments of more than $1,000,000 are not subject to a front-end sales charge, dealers may receive commissions ranging from 0.25% to 0.75% on such purchases. Merrill Lynch Pierce Fenner & Smith, Inc. (“Merrill Lynch”) receives an additional 0.25% of the front-end sales charge of A Shares of certain Funds. Dealer commissions on investments of over $1,000,000 are paid on a tiered basis as follows:

Trade Amount	Payout to Dealer
$1,000,000 – $2,999,999	0.75%
$3,000,000 – $49,999,999	0.50%
$50,000,000 and above	0.25%

For the fiscal years ended March 31, 2015, March 31, 2014, and March 31, 2013, the Distributor received and reallowed sales loads on the sale of C Shares of each of the Funds, as shown in the following table (amounts designated as “—” are $0 or have been rounded to $0):

Aggregate Sales Charges Payable to Distributor ($)			Amount Reallowed by Distributor[1] ($)
2015	2014	2013	2015	2014	2013
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

A Shares and C Shares Distribution Plan

The Distribution Agreement and the A Shares Plan adopted by the Trust provide that A Shares of the Fund will pay the Distributor fees for furnishing services related to (a) the distribution and sale of shares of Fund and (b) the shareholders servicing of A Shares of Fund.

The table below shows the maximum amount approved by the Board of Trustees as (i) aggregate fees for distribution and shareholder service activities and (ii) the maximum amount of the fee allocated for shareholder servicing:

Fund	Maximum A Shares Plan Distribution and Service Fee	Current A Shares Plan Distribution and Service Fee[1]	Maximum Amount of A Shares Plan Distribution and Service Fee Payable for Shareholder Services[2]
Capital Innovations Global Resources and Infrastructure Fund	0.35%	0.30%	0.25%

[1]	The Board has currently approved the implementation of only the amounts shown in the column above. Payments under the A Shares Plan may not exceed the amounts shown above unless the Board approves the implementation of higher amounts.
[2]	Up to the amounts specified may be used to provide compensation for personnel, ongoing servicing and/or maintenance of shareholder accounts with respect to the A Shares of the applicable Fund.

In addition, the Distribution Agreement and the C Shares Plan adopted by the Trust provide that C Shares of the Fund will pay the Distributor a fee of up to 0.75% of the average daily net assets of the Fund. The Distributor can use these fees to compensate broker-dealers and service providers that provide administrative and/or distribution services to the Fund. In addition, C Shares are subject to a service fee of up to 0.25% of the average daily net assets of the C Shares of the Fund. This service fee will be used for services provided and expenses incurred in maintaining shareholder accounts, responding to shareholder inquiries and providing information to C Shares shareholders or their customers who beneficially own C Shares.

Services for which broker-dealers and service providers may be compensated include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution and tax notices) to these customers with respect to investments in the Trust.

Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial, or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Trust has adopted the A Shares Plan and C Shares Plan, in each case, in accordance with the provisions of Rule 12b-1 under the 1940 Act, which rule regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares.

Continuance of the A Shares Plan and C Shares Plan must be approved annually by a majority of the Trustees and by a majority of the disinterested Trustees.

Distribution related expenditures under the A Shares Plan and C Shares Plan may support the distribution of any class or combination of classes of Shares of the Fund. The A Shares Plan and C Shares Plan require that quarterly written reports of amounts spent under the A Shares Plan and C Shares Plan, respectively, and the purposes of such expenditures be furnished to and reviewed by the Trustees.

The A Shares Plan and C Shares Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the affected class of shares of the Trust. All material amendments of the Plans will require approval by a majority of the Trustees and of the disinterested Trustees.

There is no sales charge on purchases of C Shares, but C Shares are subject to a contingent deferred sales charge if they are redeemed within one year of purchase. Pursuant to the Distribution Agreement and the C Shares Plan, the C Shares are subject to an ongoing distribution and service fee calculated on each Fund’s aggregate average daily net assets attributable to its C Shares.

The following amounts paid to the Distributor by the Predecessor Fund under each Plan during the Predecessor Fund’s fiscal year ended November 30, 2015 were used as set forth below (no amounts were paid for Sales Personnel or Interest Carrying or Other Financing Charges):

Advertising	Printing and Mailing of Prospectuses to Other Than Current Shareholders		Compensation to Underwriters		Compensation to Dealers		Compensation to Sales Personnel		Interest Carrying or Other Financing Charges		Other Marketing Expenses
[ ]	[	]	[	]	[	]	[	]	[	]	[	]

For the Predecessor Fund’s fiscal years ended November 30, 2015, November 30, 2014, and November 30, 2013, the Predecessor Fund paid the following amounts as compensation to broker-dealers pursuant to the A Shares Plan:

Amount Paid ($)
2015	2014	2013
[ ]	[ ]	[ ]

Other than any portion of the sales charges imposed on purchases, the following table shows the level of compensation paid by the Distributor to broker-dealers selling A Shares.

Fund	Annual Payout 12b-1 Effective Immediately (A Shares)[1]
Capital Innovations Global Resources and Infrastructure Fund	[	]%

1	Initial Front End Sales Charge for A Shares ranges from 5.75% maximum to 2.00% depending on Fund and breakpoints (outlined in prospectus).

The Distributor uses fees it has received from both the distribution plan and from contingent deferred sales charges to make these upfront payments to broker-dealers. If, for any reason, there are insufficient fees available to the Distributor from the distribution plan and the contingent deferred sales charges, to make these payments, the Adviser will provide the Distributor prior to any such initial payment with funds that can, in turn, be used by the Distributor to make these upfront payments to broker-dealers.

Participation Payment Program and Other Payments. The Adviser, the Subadviser and their affiliates may make payments to certain intermediaries for participation payment programs or other marketing support, including, but not limited to, business planning assistance, educating dealer personnel about the Fund and shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund company list, sponsorships, and access to sales meetings, sales representatives and management representatives of the dealer.

Participation payment programs generally refer to negotiated ongoing marketing support, rather than ad hoc marketing support payments. All of these payments are made to intermediaries that are registered as holders of record or dealers of record for accounts in the Fund. These payments are generally based on one or more of the following factors: average net assets of the Fund attributable to that intermediary, gross or net sales of the Fund attributable to that intermediary, reimbursement of ticket charges (fees that an intermediary firm charges its representatives for effecting transactions in fund shares) or a negotiated lump sum payment.

The Adviser, the Subadviser and their affiliates compensate dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the intermediary.

For the 12 months ended March 31, 2015, the following firms have received participation payment program payments:

AIG Advisor Group

Ameriprise Advisor Services, Inc.

Merrill Lynch Pierce Fenner & Smith, Inc.

Morgan Stanley Smith Barney, LLC

UBS Financial Services, Inc.

Wells Fargo Advisors, LLC

Shareholder Servicing Plans

A and I Shares. The Trust has adopted a Shareholder Servicing Plan for the A Shares and I Shares of the Fund (the “A Shares and I Shares Servicing Plans”). Under the A Shares and I Shares Servicing Plans, the Fund may pay Intermediaries a fee of up to 0.40% of the average daily net assets attributable to the A Shares and I Shares for the Fund. Intermediaries may perform, or may compensate other service providers for performing, the following shareholder services (sometimes referred to as sub-transfer agency services), which may differ for each class and for the Fund:

(i) establishing and maintaining accounts and records relating to shareholders;

(ii) processing dividend and distribution payments from the Fund on behalf of shareholders;

(iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such intermediary;

(iv) arranging for bank wires;

(v) responding to shareholder inquiries relating to the services performed;

(vi) responding to routine inquiries from shareholders concerning their investment;

(vii) providing sub-accounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for sub-accounting;

(viii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders;

(ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with service contractors;

(x) assisting shareholders in changing dividend options, account designations and addresses;

(xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and

(xii) providing such other similar services as the Fund or its shareholders may reasonably request to the extent the intermediary is permitted to do so under applicable statutes, rules and regulations.

For the Predecessor Fund’s fiscal years ended November 30, 2015, November 30, 2014, and November 302013, the Predecessor Fund made the following payments shown below:

Amount Paid ($) (I Shares)			Amount Paid ($) (A Shares)
2015	2014	2013	2015	2014	2013
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

The Transfer Agent

Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as the transfer agent and dividend paying agent to the Trust.

The Custodian

State Street Bank and Trust Company (“State Street Bank”), 1 Iron Street, Boston, MA 02110 serves as the fund accounting agent and custodian for the Trust pursuant to a Custodian Agreement dated August 30, 2010.

State Street Bank is responsible for the safekeeping of the assets of the Fund and the fund accounting agent is responsible for calculating the Fund’s net asset values. State Street Bank is paid on the basis of net assets and transaction costs of the Fund.

State Street Bank also serves as the custodian and fund accounting agent for the collateral reinvestment account in which collateral on behalf of the Fund’s securities lending program is maintained.

Independent Registered Public Accounting Firm

[            ], located at [            ], serves as the Trust’s independent registered public accounting firm.

Legal Counsel

Morgan, Lewis & Bockius LLP, located at 2020 K Street, NW, Washington, DC 20006, serves as legal counsel to the Trust.

Trustees of the Trust

Board Responsibilities. The management and affairs of the Trust and the Fund are supervised by the Board of Trustees of the Trust pursuant to the laws of the Commonwealth of Massachusetts. The Board is responsible for overseeing the Fund.

The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Subadviser, Distributor and Administrator.

The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers.

Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.

The Fund and its service providers employs a variety of processes, procedures and controls to identify those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser and Subadviser, as applicable, are responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund.

Additionally, the Adviser and Subadviser provide the Board with an overview of, among other things, their investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the

Trust’s CCO, personnel of the Adviser, Subadviser, and other service providers such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Adviser and Subadviser, and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreements with the Adviser and Subadviser, the Board meets with the Adviser and Subadviser to review the advisory services.

Among other things, the Board regularly considers the Adviser’s and Subadviser’s adherence to the Fund’s investment restrictions and compliance with various policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s investments, including, for example, reports on the Adviser’s and Subadviser’s use of derivatives in managing the Fund, if any, as well as reports on the Fund’s investments in ETFs, if any.

The Trust’s Chief Compliance Officer meets regularly with the Board to review and discuss compliance issues and Fund, Adviser and Subadviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s written compliance policies and procedures and those of its service providers, including the Adviser and Subadvisers as required by Rule 38a-1 under the 1940 Act.

The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks relating to the valuation and liquidity of portfolio securities. In addition, the Adviser’s Valuation Committee makes regular reports to the Board concerning the pricing of portfolio securities in the Fund with special emphasis on the securities for which market quotations are not readily available.

Each year, the Trust’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls.

In connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods and are free of material misstatement.

The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From the Trustees review of these reports and discussions with the Adviser, Subadvisers, Fund’s President, Fund’s Chief Financial Officer, Chief Compliance Officer, independent registered public accounting firm and other service providers, the Board and its Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the

Fund’s Adviser, Subadviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available, or the effectiveness of relevant controls.

As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are six members of the Board of Trustees, all of whom except Ashi Parikh are not “interested persons” of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”).

Dr. Sidney E. Harris serves as Chairman of the Board. In his role as Chairman of the Board, Dr. Harris, among other things, presides over board meetings; presides over executive sessions of the Independent Trustees; oversees the development of agendas for board meetings; facilitates communication between the Independent Trustees and management and among the Independent Trustees; serves as a key point person for dealings between the Independent Trustees and management; and has such other responsibilities as the Board or Independent Trustees determine from time to time.

The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust, including, among other things, the amount of assets under management in the Trust, the number of Funds (and classes of shares) overseen by the Board, the Trust’s policies and procedures as well as those of its service providers, and the experience and qualifications of its members.

The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from fund management.

The Board of Trustees has two standing committees, the Audit Committee and Governance and Nominating Committee, each of which are chaired by an Independent Trustee and composed entirely of Independent Trustees. In addition, the Board oversees the Fund’s Valuation Committee, whose actions are reported to the Board at least quarterly and more frequently, if appropriate.

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. Unless otherwise noted, the address of each Trustee is c/o RidgeWorth Investments, 3333 Piedmont Road, Suite 1500, Atlanta, Georgia 30305.

Name (month/year of birth)	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the RidgeWorth Complex Overseen by Trustees	Other Directorships Held By Trustee During the Past 5 Years
INDEPENDENT TRUSTEE

Tim E. Bentsen (August 1953)	Trustee	Indefinite; since 2012	Lecturer-J.M. Tull School of Accounting, Terry College of Business at University of Georgia (2013-Present); Retired. Audit Partner and Account Executive (1993- 2012); Lead Area Managing Partner (2005-2009); Atlanta Office Managing Partner (2003-2009), KPMG LLP.	28	Synovus Financial Corp.; Krispy Kreme Doughnuts, Inc.

Name (month/year of birth)	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the RidgeWorth Complex Overseen by Trustees	Other Directorships Held By Trustee During the Past 5 Years
INDEPENDENT TRUSTEE

Jeffrey M. Biggar (February 1950)	Trustee	Indefinite; since 2007	Director of Special Gifts for Hawken School (since May 2013); Managing Director, Little Mountain Group, LLC (an independent Registered Investment Advisor consulting firm) (2011-2013); Chief Operating Officer, Cedar Brook Financial Partners LLC (2008-2010); Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2000-2006).	28	Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013)

George C. Guynn (December 1942)	Trustee	Indefinite; since 2008	Retired. President and CEO, Federal Reserve Bank of Atlanta (1996-2006).	28	SUSA Registered Fund, LLC; Oxford Industries; Acuity Brands, Inc.; Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013); Genuine Parts Company (through April 2015)

Sidney E. Harris (July 1949)	Trustee	Indefinite; since 2004	Professor and Dean Emeritus (since April 2015), Professor (1997 – March 2015), Dean (1997-2004), J. Mack Robinson College of Business, Georgia State University.	28	Total System Services, Inc.; Multi-Manager Master Portfolios LLC (3 portfolios; thru 2013)

Connie D. McDaniel (April 1958)	Trustee	Indefinite; since 2005	Retired. Vice President, Chief of Internal Audit, Corporate Audit Department (2009-2013); Vice President Global Finance Transformation (2007-2009); Vice President and Controller (1999-2007), The Coca-Cola Company.	28	Total System Services, Inc.
INTERESTED TRUSTEE

Ashi S. Parikh* (February 1966)	Trustee	Indefinite; since 2013	Chief Executive Officer and Chief Investment Officer, RidgeWorth Investments (2010-present); President and Chief Investment Officer (2008-2010).	28	None

*	Mr. Parikh is an “interested person” of the Trust, as defined in the 1940 Act, because he is an employee of the Adviser.

Individual Trustee Qualifications. The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders.

The Board has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.

The Board has concluded that Mr. Bentsen should serve as Trustee because of his business, accounting and auditing experience, his knowledge of the financial services industry and his leadership roles as a Lead Area Managing Partner and Office Managing Partner with KPMG LLP provide him with management and executive experience valuable to the Board in fulfilling its oversight responsibilities.

The Board has concluded that Mr. Biggar should serve as Trustee because of the experience he gained in a variety of roles with different financial and banking institutions, his knowledge of the financial services industry, and the experience he has gained serving as a Trustee of the Trust since 2007.

The Board has concluded that Mr. Guynn should serve as Trustee because of his experience as a former President and Chief Executive Officer of the Federal Reserve Bank of Atlanta, his knowledge of the financial services industry, and the experience he has gained serving as a Trustee of the Trust since 2008.

The Board has concluded that Dr. Harris should serve as Trustee because of his background in business, his knowledge of the financial services industry, and the experience he has gained serving as a Trustee of the Funds since 2004.

The Board has concluded that Ms. McDaniel should serve as Trustee because of her business, financial and auditing experience, her knowledge of the financial services industry, and the experience she has gained serving as a Trustee of the Trust since 2005.

The Board has concluded that Mr. Parikh should serve as Trustee because of his experience as CEO and CIO of the Adviser and his knowledge of the financial services industry generally and of mutual funds, including the Trust, specifically, all of which provides him with management and executive experience valuable to the Board in fulfilling its oversight responsibilities.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.

Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Committees. The Board has established the following committees:

Audit Committee. The Board’s Audit Committee is composed exclusively of independent Trustees of the Trust.

The Audit Committee operates under a written charter approved by the Board.

The principal responsibilities of the Audit Committee include:

(i) recommending which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship;

(ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Trust’s independent registered public accounting firm to the Trust and certain other affiliated entities;

(iii) serving as a channel of communication between the independent registered public accounting firm and the Trustees;

(iv) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firms’ opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit,

(v) reviewing reports submitted to the Committee by any internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports;

(vi) reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements;

(vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls;

(viii) reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and

(ix) other audit related matters.

Messrs. Bentsen, Biggar, Harris and Ms. McDaniel currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three times in the most recently completed fiscal year.

Governance and Nominating Committee. The Board’s Governance and Nominating Committee is composed exclusively of independent Trustees of the Trust.

The Governance and Nominating Committee operates under a written charter approved by the Board.

The purposes of the Governance and Nominating Committee are:

(i) to evaluate the qualifications of candidates for Trustee and to make recommendations to the Independent Trustees and the entire Board with respect to nominations for Trustee membership on the Board when necessary or considered advisable;

(ii) to review periodically Board governance practices, procedures and operations and to recommend any appropriate changes to the Board;

(iii) to review periodically the size and composition of the Board and to make recommendations to the Independent Trustees and the Board as to whether it may be appropriate to add to the membership of the Board;

(iv) to review as necessary the committees established by the Board and to make recommendations to the Board;

(v) to review periodically Trustee compensation and any other benefits and to recommend any appropriate changes to the Board and the Independent Trustees;

(vi) to review periodically and make recommendations regarding ongoing Trustee education and orientation for new Trustees;

(vii) to make recommendations regarding any self-assessment conducted by the Board; and

(viii) to review as necessary any other similar matters relating to the governance of the Trust at the request of any Trustee or on its own initiative.

While the Governance and Nominating Committee is solely responsible for the selection and nomination of Trustees, the Committee may consider nominees recommended by shareholders.

A nomination submission must be sent in writing to the Governance and Nominating Committee, addressed to the Secretary of the Trust, and must be accompanied by all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees.

Nomination submissions must also be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

Additional information must be provided regarding the recommended nominee as reasonably requested by the Governance and Nominating Committee.

Ms. McDaniel and Messrs. Bentsen, Biggar, Guynn and Harris currently serve as members of the Governance and Nominating Committee.

The Governance and Nominating Committee meets periodically as necessary. The Governance and Nominating Committee met two times during the most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Predecessor Fund as of[            ]. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the “1934 Act”).

Trustee	Fund Name	Dollar Range of Fund Shares
Tim E. Bentsen	Capital Innovations Global Resources and Infrastructure Fund	[None]
Jeffrey M. Biggar	Capital Innovations Global Resources and Infrastructure Fund	[None]
George C. Guynn	Capital Innovations Global Resources and Infrastructure Fund	[None]
Sidney E. Harris	Capital Innovations Global Resources and Infrastructure Fund	[None]
Connie D. McDaniel	Capital Innovations Global Resources and Infrastructure Fund	[None]
Ashi S. Parikh	Capital Innovations Global Resources and Infrastructure Fund	[None]

As of [            ], the Trustees and officers as a group owned less than 1% of the outstanding shares of each class of each RidgeWorth Fund.

Board Compensation. Effective January 1, 2015, each Independent Trustee (except for the Chair of the Board and the Chairs of each Committee) is entitled to receive:

(i) an annual retainer fee of $92,900,

(ii) a quarterly meeting fee of $6,900, and

(iii) a special interim meeting (being a meeting that occurs between regularly scheduled meetings with limited materials for review and a modest time commitment) fee of $4,000.

For the Chairs of each Committee, the annual retainer fee, quarterly meeting fee, and special interim meeting fee are $103,500, $6,900 and $4,000, respectively.

For the Chair of the Board, the annual retainer fee, quarterly meeting fee, and special interim meeting fee are $116,200, $8,700 and $5,000, respectively.

Each Trustee who is a member of the Audit Committee and/or Governance and Nominating Committee (except for the Chair of the Committee), all of whom are Independent Trustees, receives a meeting fee of $3,500. The Chair of each Committee receives a meeting fee of $5,500.

Prior to January 1, 2015, each Independent Trustee (except for the Chair of the Board and the Chairs of each Committee) is entitled to receive:

(i) an annual retainer fee of $92,900,

(ii) a quarterly meeting fee of $6,900, and

(iii) a special interim meeting (being a meeting that occurs between regularly scheduled meetings with limited materials for review and a modest time commitment) fee of $4,000.

For the Chairs of each Committee, the annual retainer fee, quarterly meeting fee, and special interim meeting fee are $102,200, $6,900 and $4,000, respectively.

For the Chair of the Board, the annual retainer fee, quarterly meeting fee, and special interim meeting fee are $116,200, $8,700 and $5,000, respectively.

Each Trustee who is a member of the Audit Committee and/or Governance and Nominating Committee (except for the Chair of the Committee), all of whom are Independent Trustees, receives a meeting fee of $3,500. The Chair of each Committee receives a meeting fee of $5,200.

The aggregate compensation paid to each Trustee is allocated on a pro rata basis among the Fund based on the relative net assets of the Fund. The Fund also reimburse the Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.

The table below shows the compensation paid to the Trustees during the fiscal year ended March 31, 2015.

Name of Trustee	Aggregate Compensation from the Trust ($)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust ($)
Tim E. Bentsen	137,900	N/A	N/A	137,900
Jeffrey M. Biggar	137,900	N/A	N/A	137,900
George C. Guynn	134,400	N/A	N/A	134,400
Sidney E. Harris	177,200	N/A	N/A	177,200
Warren Y. Jobe*	147,425	N/A	N/A	147,425
Connie D.McDaniel	153,925	N/A	N/A	153,925
Ashi S. Parikh*	0	N/A	N/A	0

*	Mr. Jobe ended his tenure as a Trustee effective May 12, 2015.
**	Mr. Parikh is an Interested Trustee and therefore does not receive any compensation from the Trust.

Trust Officers

The officers of the Trust, their business addresses, their ages, and their principal occupations for the last five years are set forth below. The officers of the Trust who are employees of the Administrator may also serve as officers to one or more mutual funds for which the Administrator or its affiliates act as administrator or transfer agent.

None of the officers receive compensation from the Trust for their services.

Officers of the Trust are elected annually by the Board and hold office until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified.

Name, Address and (month/year of birth)	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Julia R. Short 3333 Piedmont Road, NE, Suite 1500, Atlanta, GA 30305 (November 1972)	President and Chief Executive Officer	One year; since 2007	Managing Director, Product Manager, RidgeWorth Investments (since 2004).

Joseph M. O’Donnell 3333 Piedmont Road, NE, Suite 1500, Atlanta, GA 30305 (November 1954)	Executive Vice President and Chief Compliance Officer	One year; since 2011	Managing Director, RidgeWorth Investments (since 2011); Executive Vice President and Chief Compliance Officer, ING Funds (2004–2011); Senior Vice President and Chief Compliance Officer, ING Investments, LLC (2006–2008 and October 2009–2011); and Senior Vice President and Investment Advisor Chief Compliance Officer, Directed Services LLC (2006–2008 and 2009–2011).

Benjamin H. Lowe 3333 Piedmont Road, NE, Suite 1500, Atlanta, GA 30305 (March 1978)	Treasurer and Chief Financial Officer	One year; since 2015	Director of Fund Administration, RidgeWorth Investments (since 2011); Fund Controller, ALPS Fund Services, Inc. (2005–2011).

James Bacik State Street Bank and Trust Co. 1 Iron Street Boston, MA 02110 (May 1975)	Assistant Treasurer	One year; since 2010	Vice President, State Street Bank and Trust Company (since 2001).*

Patrick J. Keniston Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 (January 1964)	Anti-Money Laundering Officer and Identity Theft Prevention Officer	One year; since 2013	Director, Foreside Compliance Services, LLC (October 2008 – present).

Karen Jacoppo-Wood State Street Bank and Trust Company 100 Huntington Avenue Boston, MA 02116 (December 1966)	Secretary and Chief Legal Officer	One year; since November 2014	Vice President and Senior Counsel, State Street Bank and Trust Company (since 2014); Vice President, RMR Advisors, Inc./ RMR Funds (2007–2014).

Timothy J. Burdick State Street Bank and Trust Company 100 Huntington Avenue Boston, MA 02116 (October 1986)	Assistant Secretary	One year; since May 2014	Vice President and Counsel, State Street Bank and Trust Company (since 2011); Student, Northeastern University School of Law (2008–2011).*

*	During the period indicated the Officer has held various positions at State Street Bank and Trust Company and has provided his current title.

Purchasing and Redeeming Shares

Purchases and redemptions of shares of the Fund may be made on any day the New York Stock Exchange (“NYSE”) is open for business.

Shares of the Fund are offered and redeemed on a continuous basis.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders (“Orders”). Such brokers are authorized to designate other intermediaries to receive Orders on the Fund’s behalf. The Fund will be deemed to have received an Order when an authorized broker, or if applicable, a broker’s authorized designee, receives the Order. The Order will be priced at the Fund’s NAV next computed after it is received by an authorized broker or the broker’s authorized designee.

Currently, the NYSE is closed on the days the following holidays are observed: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Currently, the Fed and the principal bond markets are closed on the same days that the NYSE is closed except for Good Friday. In addition, the Fed and the principal bond markets are closed on the days that Columbus Day and Veterans Day are observed.

It is currently the Trust’s policy to pay for all redemptions in cash; however, the Trust retains the right to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash.

Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from the Fund up to the lesser of $250,000 or 1% of the Trust’s net assets during any 90-day period.

The Board of Trustees has adopted procedures which permit the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust’s investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund’s portfolio securities is not reasonably practicable, or for such other periods as the SEC has by order permitted.

The Trust reserves the right to postpone payment or redemption proceeds for up to seven days if the redemption would harm existing shareholders. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator and/or State Street Bank are not open for business.

The Trust reserves the right to waive any minimum investment requirements or sales charges for immediate family members of the Trustees, Officers or employees of the Adviser and its affiliates. “Immediate Family” means a spouse/domestic partner, mother, father, mother-in-law, father-in-law or children (including step children) age 21 years or under.

Currently, the front-end sales charge is waived on A Shares purchased by Trustees, Officers, employees of the Adviser, and its affiliates and their respective immediate family members.

Rights of Accumulation. In calculating the appropriate sales charge rate, rights of accumulation allow you to add the market value (at the close of business on the day of the current purchase) of your existing holdings in any class of shares to the amount of A shares you are currently purchasing.

The Fund will combine the value of your current purchases with the current market value of any shares previously purchased for:

•	your individual account(s),

•	your spouse’s/domestic partner’s account(s),

•	joint account(s) with your spouse/domestic partner, and

•	your minor children’s trust or custodial accounts.

A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation.

To be entitled to a reduced sales charge based on shares already owned, you must let the Fund know at the time you make the purchase for which you are seeking the reduction that you qualify for such a reduction.

You may be required to provide the Fund with your account number(s), account name(s), and copies of the account statements, and if applicable, the account number(s), account name(s), and copies of the account statements, for your spouse/domestic partner and/or children (and provide the children’s ages).

A financial institution may require documentation or other information in order to verify your eligibility for a reduced sales charge. The Fund may amend or terminate this right of accumulation at any time.

Letter of Intent. A Letter of Intent allows you to purchase A Shares over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time.

Reinvested dividends or capital gain distributions do not apply toward these combined purchases.

To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases, you may include in your Letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

If you do not complete the total intended purchase at the end of the 13-month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

You are not legally bound by the terms of your Letter of Intent to purchase the amount of shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5.75% of the total amount you intend to purchase.

Determination of Net Asset Value

General Policy. The Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except securities traded on NASDAQ), including securities traded over the counter, are valued at the official closing price or the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time if a security’s principal exchange is normally open at that time).

If there is no official closing price and there is no such reported sale on the valuation date, the security is valued at the most recent quoted bid price, or if such prices are not available, the security will be valued at fair value as determined in good faith by the Board. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents.

Such values generally reflect the last reported sales price if the security is actively traded.

The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities.

Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.

Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Board.

The prices for foreign securities are reported in local currency and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time) as provided by an independent pricing service approved by the Board.

Use of Third-Party Pricing Agents. Pursuant to contracts with the Trust’s Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator. If a security price cannot be obtained from an independent pricing service, the Trust’s accounting agent will seek to obtain a bid price from at least one independent broker.

Investments in other investment companies are valued at their respective daily net asset values.

Amortized Cost Method of Valuation. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument.

While this method provides certainty in valuation, it may result in periods during which a security’s value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument.

During periods of declining interest rates, the daily yield of the Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities.

Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

Taxes

The following is a summary of certain federal income tax considerations generally affecting the Fund and its investors.

No attempt is made to present a comprehensive explanation of the federal tax treatment of the Fund or its investors, and the discussion here and in the Trust’s prospectus is not intended as a substitute for careful tax planning.

U.S. Federal Income Tax. This discussion of federal income tax considerations is based on the Internal Revenue Code and the regulations issued thereunder, in effect on the date of this SAI.

New legislation, as well as administrative changes or court decisions may change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

In order to qualify for treatment as a RIC under the Internal Revenue Code, the Fund must distribute annually to its shareholders (the “Distribution Requirement”) at least the sum of 90% of its net tax-exempt interest income plus 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain) computed without regard to the dividends-paid deduction and also must meet several additional requirements.

Among these requirements are the following:

(i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (the “90% Income Test”),

(ii) at the close of each quarter of a Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of a Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and

(iii) at the close of each quarter of a Fund’s taxable year, not more than 25% of the value of the Fund’s assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers engaged in the same or similar businesses if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least the sum of 90% of its net tax-exempt interest income plus 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and does not require any minimum distribution of net capital gains (the excess of net long-term capital gains over net short-term capital loss), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least the sum of 98% of its ordinary income for that year and 98.2% of its capital gain net income for the one-year period ending on October 31 of that year (and any retained amount from that prior calendar year on which the Fund paid no federal income tax). The Funds intend to make sufficient distributions prior to the end of each calendar year to avoid liability for the U.S. federal excise tax applicable to RICs but can make no assurances that distributions will be sufficient to avoid this tax.

If a Fund meets the Distribution Requirement, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained.

A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who

(i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated,

(ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and

(iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

For purposes of the 90% Income Test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the “check-the-box” regulations) will generally pass through to the Fund. Consequently, in order to qualify as a RIC, each Fund may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income.

If a Fund fails to satisfy the 90% Income Test or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification for treatment as a RIC for a tax year, and the relief provisions are not available, that Fund will be subject to U.S. federal income tax on its taxable income and gains at corporate rates, without any deduction for distributions paid to shareholders, and distributions to shareholders (including any dividends attributable to tax-exempt interest income or net capital gains) will be taxed as ordinary income to the extent of that Fund’s current and accumulated earnings and profits. In such case, the dividends-received deduction generally will be available for eligible corporate shareholders (subject to certain limitations) and the lower tax rates applicable to qualified dividend income may be available to individual shareholders. The Allocation Strategies, as shareholders of other Funds and ETFs (collectively, “Underlying Funds”), would not necessarily incur any income tax liability on distributions from an Underlying Fund that fails to qualify for treatment as a RIC, provided the Allocation Strategies continue to qualify as RICs and distribute substantially all of their net investment income and net capital gains to their shareholders in accordance with the timing requirements imposed by the Internal Revenue Code. However, the failure of an Underlying Fund to maintain its RIC status may adversely affect the ability of any Allocation Strategy that invests in the Underlying Fund to maintain its RIC status. To requalify for treatment as a RIC in a subsequent taxable year, a Fund that loses its RIC status would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any years in which the Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

An Allocation Strategy will not be able to offset gains distributed by any Underlying Fund in which it invests against losses incurred by another Underlying Fund in which it invests because the Underlying Funds cannot distribute losses. An Allocation Strategy’s redemptions of shares in Underlying Funds, including those resulting from changes in the allocation among Underlying Funds, could cause the Allocation Strategy to recognize taxable gains or losses. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the Allocation Strategy. Further, certain losses on redemptions of shares in the Underlying Funds may be disallowed or deferred.

Distributions by a Fund may be taxable to shareholders regardless of whether they are received in cash or additional shares. A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of net short-term capital gains are generally taxable to shareholders as ordinary income. Distributions from any net capital gains are taxable to non-corporate shareholders as long-term capital gains regardless of how long they have held their shares in the Fund. Long-term capital gains are generally taxed to non-corporate shareholders at rates of up to 20%. Other dividends, other than exempt-interest dividends (as described below), are taxable either as ordinary income or as “qualified dividend income”, which is taxable to non-corporate shareholders at U.S. federal income tax rates of up to 20%. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or certain other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States). In general, a Fund may report its distributions to shareholders as qualified dividend income to the extent it receives qualified dividend income from its investments. An Allocation Strategy’s qualified dividend income will generally include qualified dividend income the Allocation Strategy receives from Underlying Funds that received such income as qualified dividend income and reported it as such. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gains derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the distributing Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A Fund’s participation in loans of securities may affect the amount, timing and character of distributions to shareholders. If a Fund participates in a securities lending transaction and receives a payment in lieu of dividends with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to qualified dividend income. In addition, such income will also not be qualifying dividends eligible for the dividends-received deduction for corporate investors. Withholding taxes accrued on dividends during the period that any security was not directly held by a Fund will not qualify as a foreign tax paid by a Fund and therefore cannot be passed through to shareholders.

Distributions from a Fund and gain realized on the sale or exchange of Fund shares are generally taken into account for purposes of the 3.8% U.S. federal Medicare contribution tax on all or a portion of the “net investment income” of individuals with income exceeding certain threshold amounts ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases).

This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. “Net investment income” for this purpose does not include exempt-interest dividends (described below).

At the time of an investor’s purchase of a Fund’s shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in that Fund’s investments or to undistributed capital gains of the Fund. Consequently, subsequent distributions by that Fund with respect to these shares from such appreciation or gains may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment. Shareholders who have not held Fund shares for a full year should be aware that a Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gains, respectively, actually earned during the shareholder’s period of investment in the Fund.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

Each Fund in which you invest will inform you shortly after the close of each calendar year of the amount of your ordinary income dividends, exempt-interest dividends, qualified dividend income, and capital gain distributions.

If a Fund’s distributions for a taxable year exceed its earnings and profits, all or a portion of the distributions made for that taxable year may be re-characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in its shares in a Fund (with any such distribution in excess of that basis treated as gain from the sale of Fund shares) and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold.

If a shareholder that is a tax-exempt investor (e.g., a pension plan, individual retirement account, 401(k) plan, similar tax-advantaged plan, charitable organization, etc.) incurs debt to finance the acquisition of its shares, a portion of the income received by that shareholder with respect to its shares will constitute unrelated business taxable income (“UBTI”). A tax-exempt investor is generally subject to federal income tax to the extent that its UBTI for a taxable year exceeds its annual $1,000 exclusion.

Sale, Redemption or Exchange of Fund Shares

Sales and redemptions of Fund shares are generally taxable transactions for U.S. federal, state and local income tax purposes. The Funds will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event. Please consult your tax advisor regarding specific questions about federal, state and local income taxes.

In general, if Fund shares are sold or redeemed, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Any gain or loss recognized on a sale or redemption of shares of a Fund by a shareholder who holds his or her shares as a capital asset will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and short-term capital gain or loss if held for a year or less. If shares held for six months or less are sold or redeemed for a loss, two special rules apply. First, if a shareholder sells shares that have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of any amounts treated as long-term capital gain distributions (including any amounts credited to the shareholder as undistributed capital gain). Second, any loss recognized by a shareholder upon the sale or redemption of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. Losses on sales of shares in a Tax-Exempt Fixed Income Fund generally will not be disallowed under the second rule, but a loss on a sale of shares in an Allocation Strategy may be disallowed if the Allocation Strategy distributes exempt-interest dividends. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in a Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

Upon a redemption of a Fund’s shares, the Fund is generally required to report the gross proceeds paid in the redemption. Upon a redemption of a Fund’s shares purchased on or after January 1, 2012, the Fund (or its administrative agent) is required to report to the Internal Revenue Service (“IRS”) and furnish to the shareholder cost basis information and indicate whether these shares had a short-term or long-term holding period. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder has a different basis for different shares of a Fund acquired on or after January 1, 2012, in the same account (e.g., if a shareholder purchased Fund shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. Each Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including the average basis method. In the absence of an election, each Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for a sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. If an election to use a method other than the average basis method is not made on or prior to the date of the shareholder’s first redemption or exchange of the applicable Fund’s shares, the shares in the account at the time of the election will retain their bases as determined under the average basis method after the redemption or exchange. Fund shareholders should consult with their tax advisors prior to redeeming shares to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the same Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of Fund shares. Thus, an investor generally cannot claim a loss if it sells a security and then repurchases that security within 30 days. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

In certain cases, a Fund will be required to withhold, at the applicable “backup withholding” rate, an amount from any distributions (including exempt-interest dividends) and any proceeds of redemptions, exchanges, or repurchases of Fund shares to shareholders, and to remit such amount to the IRS if the shareholder:

(i) has failed to provide a correct taxpayer identification number,

(ii) is subject to backup withholding by the IRS, or

(iii) has failed to provide the Fund with certain certifications that are required by the IRS, or

(iv) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

The backup withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders.

Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. Exempt-interest dividends and distributions of net capital gain are generally exempt from this 30% withholding tax.

If a foreign investor conducts a trade or business in the United States and the investment in a Fund is effectively connected with that trade or business or a foreign individual investor is present in the United States for 183 days or more in a calendar year, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions other than exempt-interest dividends payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

Taxation of Certain Investments

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or losses or capital gains or losses, accelerate the recognition of income to a Fund, and/or defer a Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to shareholders by a Fund.

With respect to investments in STRIPs, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes substantially all of its net investment income to its shareholders, a Fund may have to sell Fund securities, or borrow cash, to distribute such imputed income. Such sales may happen at a time when the Adviser would not otherwise have chosen to sell such securities and will generally result in taxable gain or loss.

In addition, in the case of any shares of a “passive foreign investment company” in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

A Fund’s transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the requirements for avoiding income and excise taxes. Each of the Funds intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records when it acquires

Net Capital Loss Carryforwards. The Fund utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses from prior years, offsetting such losses against any future realized capital gains. The Fund is permitted to carry forward a net capital loss from any taxable year that began on or before December 22, 2010 to offset its capital gains, if any, for up to eight years following the year of the loss. Net capital losses recognized in taxable years beginning after December 22,

As of [            ], the accumulated capital loss carryforwards and expiration dates for the Predecessor any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent its disqualification as a RIC and minimize the imposition of income and excise taxes.

2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Carryforwards of losses from taxable years that began after December 22, 2010 must be fully utilized before the Fund may utilize carryforwards of losses from taxable years that began on or before December 22, 2010. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Fund from taxable years beginning on or before [            ] were as follows:

Expires
2017 ($)	2018 ($)	Total ($)
[ ]	[ ]	[ ]

Foreign Taxes. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities.

Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If the Fund meets the Distribution Requirement, and if more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and intends to, file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. The electing Fund will treat those taxes as dividends paid to its shareholders.

Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, take these taxes into account in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s U.S. federal income tax. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of such foreign taxes, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If the Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

FUND TRANSACTIONS

Brokerage Transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Board, the Adviser or Subadviser is responsible for placing the orders to execute transactions for the Fund.

In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, and the firm’s risk in positioning the securities involved.

Where possible, the Adviser or the Subadviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account.

On occasion, securities may be purchased directly from the issuer.

While the Adviser or the Subadviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available due to reasons described herein.

The money market securities in which the Funds invest are traded primarily in the OTC market. Money market and debt securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Certain Funds may also enter into financial futures and option contracts, which normally involve brokerage commissions. The cost of executing fixed income portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

For the Predecessor Fund’s fiscal years ended November 30, 2015, November 30, 2014, and November 30, 2013, the Predecessor Fund paid the following aggregate brokerage commissions on portfolio transactions:

Aggregate Dollar Amount of Brokerage Commissions Paid ($)
2015	2014	2013
[ ]	[ ]	[ ]

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds’ Adviser or Subadviser may select a broker based upon brokerage or research services provided to the Adviser or Subadviser.

The Adviser or Subadviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser or Subadviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer.

In addition to agency transactions, the Adviser or Subadviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance.

Brokerage and research services include:

(i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities;

(ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and

(iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In the case of research services, the Adviser or Subadviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information, which assists in the valuation and pricing of investments.

Examples of research-oriented services for which the Adviser or Subadviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.

The Adviser or Subadviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser or Subadviser will be in addition to and not in lieu of the services required to be performed by the Fund’s Adviser or Subadviser under the Advisory or Subadvisory Agreement. Any advisory or other fees paid to the Adviser or Subadviser are not reduced as a result of the receipt of research services.

In some cases the Adviser or Subadviser may receive a service from a broker that has both a

“research” and a “non-research” use. When this occurs, the Adviser or Subadviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service.

The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser or Subadviser will use its own funds to pay for the percentage of the service that is used for non-research purposes.

In making this good faith allocation, the Adviser or Subadviser faces a potential conflict of interest, but the Adviser or Subadviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser or Subadviser with research services.

FINRA (the Financial Industry Regulatory Authority) has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act.

For the Predecessor Fund’s fiscal years ended November 30, 2015, November 30, 2014, and November 30, 2013, the Predecessor Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser or Subadviser:

Total Dollar Amount of Brokerage Commissions for Research Services ($)			Total Dollar Amount of Transactions Involving Brokerage Commissions For Research Services ($)
2015	2014	2013	2015	2014	2013
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, the Subadviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC.

Under the 1940 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund if written procedures are in effect expressly permitting the affiliate to receive and retain such compensation.

These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”

For those transactions not occurring on an exchange, the rules generally require that no more than two percent be charged if the sale is effected in connection with a secondary distribution or more than one percent of the purchase or sale price if the sale is effected otherwise. The Trustees, including those who are not “interested persons” of the Fund, as defined in the 1940 Act, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

[For the Predecessor Fund’s fiscal years ended November 30, 2015, November 30, 2014, and November 30, 2013, the Predecessor Fund did not pay any brokerage commissions on portfolio transactions effected by affiliated brokers.]

The following table shows the value of the aggregate holdings of securities by issuers’ of the Predecessor Fund’s “regular” brokers or dealers (as defined in the 1940 Act) as of November 30, 2015

Fees Paid ($)			Fees Waived ($)
2015	2014	2013	2015	2014	2013
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

PORTFOLIO TURNOVER RATE

Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year.

Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate.

Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have remaining maturities of less than one-year.

The Fund may at times hold investments in other short-term instruments such as money market instruments and repurchase agreements, which are excluded for purposes of computing port

The Predecessor Fund’s portfolio turnover rate for the fiscal years ended November 30, 2015 and 2014 is shown in the table below. Variations in turnover rate may be due to market conditions, fluctuating volume of shareholder purchases and redemptions or changes in the Adviser’s investment outlook.folio turnover.

Turnover Rate (%)
2015	2014
[ ]	[ ]

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties.

These policies and procedures are designed to ensure that disclosure of information regarding the Fund’s portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser, or its principal underwriter, on the other.

Pursuant to such procedures, the Board has authorized the Adviser’s CCO to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles and as further described below.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter

(currently, each March 31, June 30, September 30, and December 31).

The Fund discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders.

Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s public reference room. Information on the operation and terms of usage of the SEC public reference room is by calling 1-800-SEC-0330. The Fund’s Annual Reports and Semi-Annual Reports are available, free of charge, on the Trust’s website at www.ridgeworth.com.

The Trust’s website will provide portfolio holdings for the Fund on the 15th day of each month (or on the next business day should the 15th be other than a business day) as of the end of the most recent month. Information will remain available until updated.

Portfolio holdings for previous month-ends are available for each series of the Trust. To request this historical information without charge, call 1-888-784-3863, or write to the Trust at RidgeWorth Funds, P.O. Box 8053, Boston, MA 02266-8053.

In addition to information provided to shareholders and the general public, from time to time, rating and ranking organizations, such as S&P and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Fund.

In most cases, the Trust’s Administrator provides portfolio holdings information to ratings agencies. Institutional investors, financial planners, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Fund’s portfolio, along with related performance attribution statistics.

The Trust believes that these third parties, which include affiliated persons, have legitimate objectives in requesting such portfolio holdings information.

The Trust may also disclose the portfolio holdings to broker-dealers in order to allow the Fund to potentially sell portfolio securities.

The Trust’s policies and procedures provide that the Adviser’s CCO may authorize disclosure of portfolio holdings information to such parties at differing times and/or with different lag times to such third parties provided that the recipient is by contractual agreement (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions.

The Trust requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept secret and confidential and that such information will be used solely for the purpose of analysis and evaluation of the Fund.

Specifically, the confidentiality agreement prohibits anyone in possession of non-public portfolio holdings information from purchasing or selling securities for their own benefit based on such information, or from disclosing such information to other persons, except for those who are actually engaged in, and need to know, such information to perform the analysis or evaluation of the Fund.

In addition, the Trust’s service providers, such as the custodian, securities lending agent, administrator and transfer agent, may receive portfolio holdings information in connection with their services to the Fund.

Financial printers, proxy voting service providers and pricing vendors may receive portfolio holdings information, as necessary, in connection with their services to the Fund.

The Fund’s operations are dependent on the services performed by these service providers. Persons employed by these service providers are not required to sign and return a confidentiality agreement if, in the course of normal business, the holdings information of the Fund is disclosed, based on the assumption that such persons generally are bound by confidentiality under their respective service agreements.

Likewise, certain “temporary insiders,” such as legal counsel and accountants, will not be asked to sign a confidentiality agreement, based on the assumption that they are subject to professional duties of confidentiality.

No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, the Adviser and its affiliates or recipient of the Fund’s portfolio holdings information.

DESCRIPTION OF SHARES

The Trust’s Agreement and Declaration of Trust (“Declaration of Trust”) authorizes the issuance of an unlimited number of shares of the Fund, each of which represents an equal proportionate interest in that Fund with each other share.

Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights.

The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each full share held on the record date for any shareholder meeting.

The Fund will vote separately on matters relating solely to it.

As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders.

Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach or maintain a viable size or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders’ incurring financial loss for that reason appears remote because the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any investor held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person.

The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust.

However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the U.S. federal securities laws.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act.

In addition, the Adviser, the Subadviser and Foreside Financial Group, LLC on behalf of its subsidiaries have each adopted Codes of Ethics pursuant to Rule 17j-1.

These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons.

The Code of Ethics adopted by each of these entities governs the manner and extent to which certain persons associated with that entity may invest in securities for their own accounts, including securities that may be purchased or held by the Trust.

Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes.

In addition, certain access persons of the Adviser and the Subadviser are generally prohibited from acquiring beneficial ownership of securities offered in connection with initial public offerings.

Certain access persons of the Adviser and Subadviser are required to obtain approval before investing in limited offerings. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, summaries of which are included in Appendix B to this SAI.

Information regarding how the Fund’s voted proxies during the most recent twelve-month period ended June 30 has been filed with the SEC on Form N-PX. The Fund’s proxy voting record, along with the Funds’ full proxy voting policies and procedures, is available on the Fund’s website at www.ridgeworth.com, without charge upon request by calling 1-888-784-3863, or by writing to the Funds at RidgeWorth Funds, P.O. Box 8053, Boston, MA 02266-8053. The Fund’s proxy voting record is also available on the SEC’s website at www.sec.gov.

FINANCIAL STATEMENTS

The financial statements for the Predecessor Fund’s fiscal year ended November 30, 2015, including notes thereto and the reports thereon, are incorporated into this SAI by reference from the 2015 Annual Report to Shareholders. Copies of the Annual Report will be provided without charge upon request.

5% AND 25% SHAREHOLDERS

As of [            ] the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Fund. The nature of ownership for each position listed is “Record” unless otherwise indicated. The Trust believes that most of the shares of the Fund were held for the record owner’s fiduciary, agency or custodial customers. An asterisk (*) indicates a beneficial owner.

[TO BE UPDATED IN A SUBSEQUENT FILING]

APPENDIX A

INVESTMENT RATINGS

A rating is generally assigned to a fixed income security at the time of issuance by a credit rating agency designated as a nationally recognized statistical rating organization (“NRSRO”) by the SEC. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

Fixed income securities which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser’s judgment, analysis and experience in the evaluation of such securities. Investors should note that the assignment of a rating to a security by an NRSRO may not reflect the effect of recent developments on the issuer’s ability to make interest and principal payments or on the likelihood of default.

The descriptions below relate to general long-term and short-term obligations of an issuer.

Standard & Poor’s (“S&P”)

Short-Term Municipal Obligations

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Variable Rate Demand Notes and Tender Option Bonds

S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Short-Term Obligations

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

A-1

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S& P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Underlying Rating): This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P maintains surveillance of an issue with a published SPUR.

Long-Term Obligations

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

A-2

Moody’s Investors Service, Inc.

U.S. Municipal Short-Term Debt and Demand Obligations

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: Denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: Denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Variable Rate Demand Obligations (VRDOs)

In the case of VRDOs, a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1: Denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: Denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: Denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: Denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Variable Rate Demand Notes and Tender Option Bonds

Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. In this case, two ratings are usually assigned, (for example, Aaa/VMIG-1); the first representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the second representing an evaluation of the degree of risk associated with the demand feature. The VMIG rating can be assigned a 1 or 2 designation using the same definitions described above for the MIG rating.

Commercial Paper (CP)

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Long-Term Obligations

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

A-3

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings

Short-Term Debt Obligations

F1: Highest short-term credit quality - Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality - Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality - The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality - Minimal capacity for timely payment of financial commitments,

plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk - Default is a real possibility.

RD: Restricted default - Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default - Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Long-Term Debt Obligations

AAA: Highest credit quality - ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality - ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality - ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality - ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative-‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative - ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

A-4

CCC: Substantial credit risk - Default is a real possibility.

CC: Very high levels of credit risk - Default of some kind appears probable.

C: Exceptionally high levels of credit risk- Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD: Restricted default - ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a coercive debt exchange on one or more material financial obligations.

D: Default - ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

A-5

APPENDIX B

RIDGEWORTH CAPITAL MANAGEMENT LLC PROXY DISCLOSURE TO THE RIDGEWORTH FUNDS SHAREHOLDERS

Dear Shareholders:

Under SEC Rule 206(4)-6, investment advisers have fiduciary obligations to their clients if the advisers have authority to vote their clients’ proxies. Under our standard contractual agreements, RidgeWorth Capital Management LLC. (“RidgeWorth” or the “Firm”) is authorized to vote proxies on behalf of discretionary accounts and on behalf of the RidgeWorth Funds.

The rule requires an investment adviser that exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser: 1) votes proxies in the best interests of clients, 2) discloses information about those policies and procedures, 3) discloses how clients may obtain information regarding individual security proxy votes cast on their behalf, and 4) maintains appropriate records relating to actual proxy voting.

The Firm has a Proxy Committee (“Committee”) that is responsible for establishing policies and procedures reasonably designed to enable the Firm to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and funds, and ensure compliance with all of the requirements. Annually (or more often as needed), the Committee will review, reaffirm and/or amend guidelines, strategies and proxy policies for all domestic and international client accounts, funds and product lines.

The Firm contracted with Glass Lewis & Co. (“Glass Lewis”) due to its excellent research tools, advanced technical capabilities and the large scale system support required to accommodate an adviser of our size. Glass Lewis will act as The Firm’s agent to provide certain administrative, clerical, functional recordkeeping, and support services related to the Firm’s proxy voting processes/procedures, which include, but are not limited to:

1. The collection of proxy material from our clients’ custodians.

2. The facilitation of proxy voting, reconciliation, and disclosure, in accordance with the Firm’s proxy policies and the Committee’s direction.

3. Recordkeeping and voting record retention.

The Firm has engaged Glass Lewis to assist with physical proxy voting matters, while the Firm retains the obligation to vote its clients’ proxies, to review all issues, and to actively review all information prior to determining each vote placed on behalf of its clients. The Firm will continue to utilize all available resources to make well-informed and qualified proxy vote decisions.

As reflected in the Firm’s proxy guidelines, the Committee will vote proxies in a manner deemed to be in the best economic interest of its clients, as a whole, as shareholders and beneficiaries of those actions.

The Committee recognizes that each proxy vote must be evaluated on its own merits. Factors such as a company’s organizational structure, executive and operational management, Board of Directors structure, corporate culture and governance process, and the impact of economic, environmental and social implications remain key elements in all voting decisions. The Committee believes that it is in the best interest of shareholders to abstain from voting in countries that participate in share blocking, as share blocking limits the trading ability of the portfolio manager.

The Committee will consider client-specific preferences and/or develop and apply criteria unique to its client base and product lines, where appropriate. As needed, the Firm will communicate this information to Glass Lewis so those clients’ proxies will be voted accordingly. The Committee has reviewed Glass Lewis’ capabilities as agent for the administrative services above and is confident in its abilities to provide these services effectively. The Committee will monitor such capability on an ongoing basis.

An Independent, Objective Approach to Proxy Issues

In the absence of express contractual provisions to the contrary, the Committee will vote proxies for all of the Firm’s discretionary investment management clients.

The Firm maintains its own proxy guidelines for U.S. domestic and global proxy voting issues, as well as guidelines applicable to “Taft Hartley” plans and relationships. ERISA accounts will be voted in accordance with the Firm’s U.S. Domestic Proxy Guidelines, as such guidelines include ERISA-specific guidelines and requirements. Guidelines are available as described below.

The Firm provides and maintains the following standard proxy voting guidelines:

•	RidgeWorth U.S. Domestic Proxy Guidelines (applied to both ERISA- and Non-ERISA-related accounts and funds)

•	RidgeWorth Taft Hartley Proxy Guidelines

•	RidgeWorth Global/International Proxy Guidelines

Under the Firm’s Global/International Proxy Guidelines, the Committee generally votes in a manner similar to that recommended by Glass Lewis for an account’s international holdings including, to the extent permitted by law, international holdings in ERISA accounts. In this regard, the Committee has reviewed and will monitor Glass Lewis’ capabilities and conflict policies with respect to international securities proxy vote recommendations.

Exceptions to Policy

The Firm’s proxy policies, as outlined herein, generally will not be applied where the Firm has further delegated discretionary investment management and the authority to vote shares to a properly appointed subadvisor, such as may be the case in some managed separate accounts, wrap programs and funds.

In those situations, proxy votes cast by the subadvisor may be governed by the subadvisor’s proxy voting policies and procedures. However, currently all subadvisors to the RidgeWorth Funds have either adopted the same proxy guidelines as RidgeWorth or RidgeWorth votes the proxies on behalf of the subadvised funds.

Conflicts of Interest

Due to its diversified client base, numerous product lines, and affiliations, the Committee may determine a potential conflict exists in connection with a proxy vote based on the SEC guidelines. The Committee has outlined the following situations where a conflict of interest, deemed material for proxy purposes, exists:

1.	Common stock of public corporate issuers with which either the Firm or its affiliates or Lightyear Capital LLC or its affiliates, have a significant, ongoing, non-investment management relationship.

2.	An issuer with a director, officer or employee who presently serves as an independent director on the board of RidgeWorth Holdings LLC or Lightyear Capital LLC or its affiliates.

3.	An issuer having substantial and numerous banking, investment, or other financial relationships with the Firm or its affiliates

4.	A director or senior officer of the Firm or its affiliates or Lightyear Capital LLC serving on the board of a publicly held company.

5.	A direct common stock ownership position of five percent (5%) or greater, held by the Firm or its affiliates.

For these situations, the Committee has determined that the most fair and reasonable procedure to be followed in order to properly address all conflict concerns is to retain an independent fiduciary to vote the ballot items coded within the Firm’s proxy guidelines as case by case.

Additional conflicts of interests would be evaluated by the Committee on an individual basis. Although the Firm does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

Securities Lending Program

The Firm manages assets for several clients (including the RidgeWorth Funds) that engage in “securities lending” programs. In a typical securities lending program, clients or funds lend securities from their accounts/portfolios to approved broker-dealers against cash collateral. On behalf of clients and the RidgeWorth Funds, the Firm seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies. On behalf of clients and the RidgeWorth Funds, the Firm will call loaned securities back to vote proxies, or to otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan when the adviser believes it is necessary to vote.

Additional Information

RidgeWorth clients:

The Firm follows different voting recommendations for different categories of clients such that votes cast on behalf of some clients may oppose votes cast on behalf of other clients. Extended summaries of the RidgeWorth Capital Management LLC U.S. Domestic Proxy Guidelines (applies to ERISA and non-ERISA accounts and funds,) Taft Hartley Proxy Guidelines (which votes per the general guidelines put forth by the AFL-CIO), Global/International Proxy Guidelines, and voting records are available to clients upon request. (Complete copies are quite voluminous but are also available.) For this information, or to obtain information about specific voting issues, please write to RidgeWorth Capital Management LLC, Attn: Proxy Voting Committee Administrator, 3333 Piedmont Road NE, Suite 1500, Atlanta, GA 30305, or contact us by telephone at 877-984-7321 or via e-mail at: pmp.operations@ridgeworth.com.

RidgeWorth Funds shareholders:

Although another investment adviser may subadvise some or all of these funds, all proxy votes are conducted by the Funds’ adviser, RidgeWorth, as the RidgeWorth Funds’ board has delegated voting authority to RidgeWorth and accordingly has adopted RidgeWorth’s proxy voting policies.

Shareholders of the RidgeWorth Funds may access fund-related proxy voting information by calling 1-888-784-3863 or by visiting www.ridgeworth.com.

RidgeWorth Capital Management LLC International Proxy Voting Guidelines

February 8, 2012

Following is a concise summary of general policies for voting global proxies. In addition, RidgeWorth has country- and market-specific policies, which are not captured below.

I. ELECTION OF DIRECTORS

Board of Directors

Boards are put in place to represent shareholders and protect their interests. RidgeWorth seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.

Board Composition

When companies disclose sufficient relevant information, we look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member. Where the company does not disclose the names and backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence and performance, we will consider recommending abstaining on the directors’ election.

We vote in favor of governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three-five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 10-20% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will recommend voting against directors for the following reasons:

•	A director who attends less than 75% of the board and applicable committee meetings.

•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

We also feel that the following conflicts of interest may hinder a director’s performance and will therefore recommend voting against a:

•	CFO who presently sits on the board.

•	Director who presently sits on an excessive number of boards.

•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

•	Director with an interlocking directorship.

Slate Elections

In some countries, companies elect their board members as a slate, whereby shareholders are unable to vote on the election of each individual director, but rather are limited to voting for or against the board as a whole. If significant issues exist concerning one or more of the nominees or in markets where directors are generally elected individually, we will recommend voting against the entire slate of directors.

Board Committee Composition

We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case.

Review of Risk Management Controls

We believe companies, particularly financial firms, should have a dedicated risk committee, or a committee of the board charged with risk oversight, as well as a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and where a reasonable analysis indicates that the company’s board-level risk committee should be held accountable for poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board on that basis.

Classified Boards

RidgeWorth favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards. Furthermore, we feel that the annual election of directors encourages board members to focus on protecting the interests of shareholders.

II. FINANCIAL REPORTING

Accounts and Reports

Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. Shareholder approval of such a proposal does not discharge the board or management. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.

Income Allocation (Distribution of Dividend)

In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.

Appointment of Auditors and Authority to Set Fees

We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised.

However, we recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:

•	When audit fees added to audit-related fees total less than one-half of total fees.

•	When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.

•	When the company has poor disclosure or lack of transparency in financial statements.

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

•	When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

III. COMPENSATION

Compensation Report/Compensation Policy

We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.

We will usually recommend voting against approval of the compensation report or policy when the following occur:

•	Gross disconnect between pay and performance;

•	Performance goals and metrics are inappropriate or insufficiently challenging;

•	Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;

•	Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;

•	Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;

•	Guaranteed bonuses are established;

•	There is no clawback policy; or

•	Egregious or excessive bonuses, equity awards or severance payments.

Long Term Incentive Plans

RidgeWorth recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees.

In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.

Performance-Based Equity Compensation

RidgeWorth believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment).

Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets. We generally recommend that shareholders vote in favor of performance-based option requirements.

There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing.

Director Compensation

RidgeWorth believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. In particular, we support compensation plans that include non performance-based equity awards, which help to align the interests of outside directors with those of shareholders.

RidgeWorth compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.

Retirement Benefits for Directors

We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.

Limits on Executive Compensation

As a general rule, RidgeWorth believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives growth and profit.

However, RidgeWorth favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

IV. GOVERNANCE STRUCTURE

Amendments to the Articles of Association

We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments on balance are in the best interests of shareholders.

Anti-Takeover Measures

Poison Pills (Shareholder Rights Plans)

RidgeWorth believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

Supermajority Vote Requirements

RidgeWorth favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

Increase in Authorized Shares

RidgeWorth believes that having adequate capital stock available for issuance is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding.

Issuance of Shares

Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.

In general, we will support proposals to issue shares (with pre-emption rights) when the requested increase is the lesser of (i) the unissued ordinary share capital; or (ii) a sum equal to one-third of the issued ordinary share capital. This authority should not exceed five years. In some countries, if the proposal contains a figure greater than one-third, the company should explain the nature of the additional amounts.

We will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on the country in which the company is located. This authority should not exceed five years, or less for some countries.

Repurchase of Shares

We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 15% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price).

V. ENVIRONMENTAL AND SOCIAL RISK

We believe companies should actively evaluate risks to long-term shareholder value stemming from exposure to environmental and social risks and should incorporate this information into their overall business risk profile. In addition, we believe companies should consider their exposure to changes in environmental or social regulation with respect to their operations as well as related legal and reputational risks. Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.

When we identify situations where shareholder value is at risk, we may recommend voting in favor of a reasonable and well-targeted shareholder proposal if we believe supporting the proposal will promote disclosure of and/or mitigate significant risk exposure. In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases).

DOMESTIC PROXY VOTING POLICY UPDATED 5/21/2015 RIDGEWORTH CAPITAL MANAGEMENT LLC.

APPLIED TO ERISA AND NON-ERISA ACCOUNTS AND FUNDS

Number	Chapter	Section	Ballot Item / Proposal [F=For, A=Against, W=Withhold, C=Case by Case, ABS=Abstain]	Vote
1. 0.	Operational Items	Adjourn Meeting	To provide management with the authority to adjourn an annual or special meeting, except in cases where it does not benefit shareholders	F

1.1.	Operational Items	Amend Quorum Requirements	To reduce quorum requirements for shareholder meetings below a majority of the shares outstanding	A

1.2.	Operational Items	Amend Minor Bylaws	To make housekeeping changes (updates or corrections) to bylaw or charter, except in cases where there is an adverse effect on shareholder value	F

1.3.	Operational Items	Change Company Name	To change the corporate name	F

1.4.	Operational Items	Date, Time, or Location of Annual Meeting	Management proposals to change the date/time/location of the annual meeting	F

1.5.	Operational Items	Date, Time, or Location of Annual Meeting	Shareholder proposals To change the date/time/location of the annual meeting	A

1.6.	Operational Items	Auditors	To ratify auditors (except as described below)	F

1.6.a	Operational Items	Auditors	To ratify auditors if significant material restatement, the auditor’s contract contains certain provisions that require the company to use alternative dispute resolution, the audit contract has limited liability clauses or any other situation is identified that may impair the auditor’s ability to perform an independent audit (this can include: audit fees too low or too high, the auditor performs other work than the audit such as tax-shelter work, etc.).	C

1.7.	Operational Items	Auditors	Shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services	A

1.8.	Operational Items	Auditors	Shareholder proposals to require audit firm rotation	A

1.9.	Operational Items	Transact Other Business	To approve other business when it appears as voting item	A

1.10.	Operational Items	Exclusive Forum Provision	To limit a shareholder’s choice of legal venue	C

2. 0.	Board of Directors	Voting on Director Nominees in Uncontested Elections	Director nominees are evaluated taking into consideration independence, performance, experience, and corporate governance.	C

2.1.	Board of Directors	Age Limits	To limit the tenure of outside directors either through term limits or mandatory retirement ages.	A

2.2.	Board of Directors	Board Size	To fix the board size or designate a range for the board size	F

2.3.	Board of Directors	Board Size	To give management the ability to alter the size of the board outside of a specified range without shareholder approval	A

2.4.	Board of Directors	Classification/ Declassification of the Board	Management and shareholder proposals to classify the board	C

2.5.	Board of Directors	Classification/ Declassification of the Board	Management and shareholder proposals to repeal classified boards and to elect all directors annually.	F

2.6.	Board of Directors	Cumulative Voting	To eliminate cumulative voting.	F

2.7.	Board of Directors	Cumulative Voting	To restore or permit cumulative voting when a company has some form of majority voting in place, has not adopted anti takeover protections and has been responsive to shareholders.	A

2.8.	Board of Directors	Cumulative Voting	To restore or permit cumulative voting when a company does not have any form of majority voting in place	F

2.9.	Board of Directors	Director and Officer Indemnification and Liability Protection	Proposals on director and officer indemnification and liability protection not particularly described below.	C

2.10.	Board of Directors	Director and Officer Indemnification and Liability Protection	To eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.	A

2.11.	Board of Directors	Director and Officer Indemnification and Liability Protection	To expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness	A

2.12.	Board of Directors	Director and Officer Indemnification and Liability Protection	To expand coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.	F

2.13.	Board of Directors	Establish/ Amend Nominee Qualifications	To establish or amend director qualifications	A

2.14.	Board of Directors	Establish/ Amend Nominee Qualifications	Shareholder proposals requiring two candidates per board seat	A

2.15.	Board of Directors	Filling Vacancies/ Removal of Directors	To provide that directors may be removed only for cause.	A

2.16.	Board of Directors	Filling Vacancies/ Removal of Directors	To restore shareholder ability to remove directors with or without cause.	F

2.17.	Board of Directors	Filling Vacancies/ Removal of Directors	To provide that only continuing directors may elect replacements to fill board vacancies.	A

2.18.	Board of Directors	Filling Vacancies/ Removal of Directors	To permit shareholders to elect directors to fill board vacancies.	F

2.19.	Board of Directors	Independent Chairman (Separate Chairman/ CEO)	To recommend that the positions of chairman and CEO be combined.	C

2.20.	Board of Directors	Independent Chairman (Separate Chairman/ CEO)	To recommend that the positions of chairman and CEO be separate and distinct positions held by 2 different individuals.	A

2.21.	Board of Directors	Majority of Independent Directors/ Establishment of Committees	Shareholder proposals to require that a majority or more of directors be independent	F

2.22.	Board of Directors	Majority of Independent Directors/ Establishment of Committees	Shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors	F

2.23.	Board of Directors	Proxy Access	Shareholder proposals asking for proxy access	C

2.24.	Board of Directors	Stock Ownership Requirements	Shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board	A

2.25.	Board of Directors	Stock Ownership Requirements	Shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards)	A

2.26.	Board of Directors	Term Limits	Shareholder or management proposals to limit the tenure of outside directors	A

2.30.	Board of Directors	Majority Voting Standard	Shareholder proposals requesting a majority voting standard on election of directors	F

3. 0.	Proxy Contests	Voting for Director Nominees in Contested Elections	Votes in a contested election of directors	C

3.1.a	Proxy Contests	Reimbursing Proxy Solicitation Expenses	To reimburse proxy solicitation expenses if dissident wins	F

3.1.b	Proxy Contests	Reimbursing Proxy Solicitation Expenses	To reimburse proxy solicitation expenses (unless described above)	A

3.2.	Proxy Contests	Confidential Voting	Shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election	A

3.3.	Proxy Contests	Confidential Voting	Management proposals to adopt confidential voting.	A

4. 0.	Antitakeover Defenses and Voting Related Issues	Advance Notice Requirements for Shareholder Proposals/Nominations	Advance notice proposals	F

4.1.	Antitakeover Defenses and Voting Related Issues	Amend Bylaws without Shareholder Consent	Proposals giving the board exclusive authority to amend the bylaws	F

4.2.	Antitakeover Defenses and Voting Related Issues	Amend Bylaws without Shareholder Consent	Proposals giving the board the ability to amend the bylaws in addition to shareholders	F

4.3.	Antitakeover Defenses and Voting Related Issues	Poison Pills	Shareholder proposals that ask a company to submit its poison pill for shareholder ratification	C

4.4.	Antitakeover Defenses and Voting Related Issues	Poison Pills	Shareholder proposals asking that any future pill be put to a shareholder vote	F

4.5.a	Antitakeover Defenses and Voting Related Issues	Poison Pills	Management proposals to ratify a poison pill	C

4.6.	Antitakeover Defenses and Voting Related Issues	Shareholder Ability to Act by Written Consent	To restrict or prohibit shareholder ability to take action by written consent	A

4.7.	Antitakeover Defenses and Voting Related Issues	Shareholder Ability to Act by Written Consent	To allow or make easier shareholder action by written consent	F

4.8.	Antitakeover Defenses and Voting Related Issues	Shareholder Ability to Call Special Meetings	To restrict or prohibit shareholder ability to call special meetings.	A

4.9.	Antitakeover Defenses and Voting Related Issues	Shareholder Ability to Call Special Meetings	To remove restrictions on the right of shareholders to act independently of management.	F

4.10.	Antitakeover Defenses and Voting Related Issues	Supermajority Vote Requirements	To require a supermajority shareholder vote pertaining to issues other than election of directors.	A

4.11.	Antitakeover Defenses and Voting Related Issues	Supermajority Vote Requirements	To lower supermajority vote requirements pertaining to issues other than election of directors.	F

5. 0.	Mergers and Corporate Restructurings	Appraisal Rights	To restore, or provide shareholders with, rights of appraisal.	A

5.1.	Mergers and Corporate Restructurings	Asset Purchases	On asset purchase proposals	C

5.2.	Mergers and Corporate Restructurings	Asset Sales	Asset sales	C

5.3.	Mergers and Corporate Restructurings	Bundled Proposals	Bundled or “conditioned” proxy proposals	C

5.4.	Mergers and Corporate Restructurings	Conversion of Securities	Proposals regarding conversion of securities, absent penalties or likely bankruptcy.	C

5.5.	Mergers and Corporate Restructurings	Conversion of Securities	Proposals regarding conversion of securities, if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.	F

5.6.	Mergers and Corporate Restructurings	Corporate Reorganization	Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, absent likely bankruptcy.	C

5.7.	Mergers and Corporate Restructurings	Corporate Reorganization	Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan where bankruptcy is likely if the transaction is not approved	F

5.8.	Mergers and Corporate Restructurings	Formation of Holding Company	To form a holding company	C

5.9.	Mergers and Corporate Restructurings	Going Private Transactions (LBOs and Minority Squeeze outs)	To make the company private rather than public	C

5.10.	Mergers and Corporate Restructurings	Joint Ventures	To form joint ventures	C

5.11.	Mergers and Corporate Restructurings	Liquidations	To liquidate when bankruptcy is not likely	C

5.12.	Mergers and Corporate Restructurings	Liquidations	To liquidate when bankruptcy is likely	F

5.13.	Mergers and Corporate Restructurings	Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition	To merge with or acquire another company	C

5.14.	Mergers and Corporate Restructurings	Private Placements/ Warrants/ Convertible Debentures	To issue a private placement security when bankruptcy is not likely	C

5.15.	Mergers and Corporate Restructurings	Private Placements/ Warrants/ Convertible Debentures	To issue a private placement security when bankruptcy is likely	F

5.16.	Mergers and Corporate Restructurings	Spin-offs	To spin off a unit or line of business	C

5.17.	Mergers and Corporate Restructurings	Value Maximization Proposals	To maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders.	C

6. 0.	State of Incorporation	Control Share Acquisition Provisions	To opt out of control share acquisition statutes	F

6.1.	State of Incorporation	Control Share Acquisition Provisions	To amend the charter to include control share acquisition provisions.	A

6.2.	State of Incorporation	Control Share Acquisition Provisions	To restore voting rights to the control shares.	F

6.3.	State of Incorporation	Control Share Cash out Provisions	To opt out of control share cash out statutes.	F

6.4.	State of Incorporation	Disgorgement Provisions	To opt out of state disgorgement provisions.	F

6.5.	State of Incorporation	Fair Price Provisions	To adopt fair price provisions	C

6.6.	State of Incorporation	Fair Price Provisions	To adopt fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.	A

6.7.	State of Incorporation	Freeze Out	proposals to opt out of state freeze out provisions	F

6.8.	State of Incorporation	Greenmail	To adopt anti greenmail charter of bylaw amendments Or otherwise restrict a company’s ability to make greenmail payments.	F

6.9.	State of Incorporation	Greenmail	To adopt anti greenmail proposals when they are bundled with other charter or bylaw amendments.	F

6.10.	State of Incorporation	Reincorporation Proposals	To change a company’s state of incorporation	C

6.11.	State of Incorporation	Stakeholder Provisions	To consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.	A

6.12.	State of Incorporation	State Anti takeover Statutes	To opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti greenmail provisions, and disgorgement provisions).	C

7. 0.	Capital Structure	Adjustments to Par Value of Common Stock	Management proposals to reduce or eliminate the par value of common stock.	F

7.1.	Capital Structure	Common Stock Authorization	To increase the number of shares of common stock authorized for issuance	C

7.2.	Capital Structure	Common Stock Authorization	To increase the number of authorized shares of the class of stock that has superior voting rights.	C

7.3.	Capital Structure	Common Stock Authorization	To approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain	F

7.4.	Capital Structure	Dual-class Stock	Proposals to create a new class of common stock with superior voting rights	A

7.5.	Capital Structure	Dual-class Stock	To create a new class of nonvoting or sub-voting common stock if: • It is intended for financing purposes with minimal or no dilution to current shareholders	F

• It is not designed to preserve the voting power of an insider or significant shareholder

7.6.	Capital Structure	Issue Stock for Use with Rights Plan	To increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).	A

7.7.	Capital Structure	Preemptive Rights	Shareholder proposals that seek preemptive rights	C

7.8.	Capital Structure	Preferred Stock	To authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).	A

7.9.	Capital Structure	Preferred Stock	To create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).	F

7.10.	Capital Structure	Preferred Stock	To authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable	F

7.11.	Capital Structure	Preferred Stock	To increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.	A

7.12.	Capital Structure	Preferred Stock	To increase the number of blank check preferred shares	A

7.13.	Capital Structure	Recapitalization	Recapitalizations (reclassifications of securities)	C

7.14.	Capital Structure	Reverse Stock Splits	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced	F

7.15.	Capital Structure	Reverse Stock Splits	Management proposals to implement a reverse stock split to avoid delisting.	F

7.16.	Capital Structure	Reverse Stock Splits	To implement a reverse stock splits that do not proportionately reduce the number of shares authorized or considered “going dark” transactions.	C

7.17.	Capital Structure	Share Repurchase Programs	Management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms	F

7.17.a	Capital Structure	Share Repurchase Programs	Management proposals to institute open-market share repurchase plans in which derivatives may be utilized	C

7.18.	Capital Structure	Stock Distributions: Splits and Dividends	Management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance	F

7.19.	Capital Structure	Tracking Stock	To authorize the creation of tracking stock	C

7.20.	Capital Structure	Business Development Companies	To approve BDC to see shares of common stock at a price below Net Asset Value	C

7.21.	Capital Structure	Real Estate Investment Trusts	To approve preferred stock issuance at REITs	C

8.0.	Executive and Director Compensation	Executive Compensation	Executive compensation plans or plan amendments.	C

8.1.	Executive and Director Compensation	Director Compensation	Plans for director compensation	C

8.5.	Executive and Director Compensation	Employee Stock Purchase Plans	Employee stock purchase plans .	C

8.6.	Executive and Director Compensation	Shareholder Proposals Regarding Executive and Director Pay	Shareholder proposals seeking additional disclosure of executive and director pay information,	A

8.7.	Executive and Director Compensation	Shareholder Proposals Regarding Executive and Director Pay	Shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.	A

8.8.	Executive and Director Compensation	Shareholder Proposals Regarding Executive and Director Pay	Shareholder proposals requiring director fees be paid in stock only	A

8.9.	Executive and Director Compensation	Shareholder Proposals Regarding Executive and Director Pay	Shareholder proposals to put option re-pricings to a shareholder vote	F

8.10.	Executive and Director Compensation	Shareholder Proposals Regarding Executive and Director Pay	For all other shareholder proposals regarding executive and director pay	C

8. 11	Executive and Director Compensation	Performance-Based Stock Options	Shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options).	C

8.26.	Executive and Director Compensation	Golden Parachutes and Executive Severance Agreements	Shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification	C

8.27.	Executive and Director Compensation	Golden Parachutes and Executive Severance Agreements	Proposals to ratify or cancel golden parachutes.	C

8.28.	Executive and Director Compensation	Pension Plan Income Accounting	Shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation	F

8.29.	Executive and Director Compensation	Supplemental Executive Retirement Plans (SERPs)	Shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote	A

8.31.	Executive and Director Compensation	Equity Based Compensation Plans	Management proposals for equity plans	C

8.32	Executive and Director Compensation	Transferable Stock Options	Management and shareholder proposals for new on-going Transferable Stock option plans if the total cost of the company’s equity plans is less than the company’s allowable cap.	F

9. 0.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Animal Rights	To phase out the use of animals in product testing	A

9.1.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Animal Rights	Report on animal welfare	A

9.2.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Animal Rights	Adopt animal welfare policy	A

9.3.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Drug Pricing	To implement price restraints on pharmaceutical products	A

9.4.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Drug Reimportation	Proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation or proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation	A

9.5.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Genetically Modified Foods	To voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.	A

9.6.	Social and Environmental Issues	Genetically Modified Foods	A report on the feasibility of labeling products containing GE ingredients	A

9.7.	Social and Environmental Issues	Genetically Modified Foods	A report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds	A

9.8.	Social and Environmental Issues	Genetically Modified Foods	Report on the health and environmental effects of genetically modified organisms (GMOs)	A

9.9.	Social and Environmental Issues	Genetically Modified Foods	To completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients	A

9.10.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Handguns	Reports on a company’s policies aimed at curtailing gun violence in the United States	A

9.11.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: HIV/AIDS	Reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations	A

9.12.	Social and Environmental Issues	HIV/AIDS	To establish, implement, and report on a standard of response to the HIV/AIDS, tuberculosis and malaria health pandemic in Africa and other developing countries	A

9.13.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Predatory Lending	Reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight,	A

9.14.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Tobacco	Proposals seeking stronger product warnings	A

9.15.	Social and Environmental Issues	Tobacco	Proposals asking that the company’s operating facilities be smoke-free	A

9.16.	Social and Environmental Issues	Tobacco	Proposals dealing with product placement in stores or advertising to youth.	A

9.17.	Social and Environmental Issues	Tobacco	Proposals asking the company to cease production of tobacco-related products or cease selling products to tobacco companies.	A

9.18.	Social and Environmental Issues	Tobacco	Proposals to spin-off tobacco-related businesses:	A

9.19.	Social and Environmental Issues	Tobacco	Proposals prohibiting investment in tobacco equities.	A

9.20.	Social and Environmental Issues	CONSUMER ISSUES AND PUBLIC SAFETY: Toxic Chemicals	Proposals requesting that a company discloses its policies related to toxic chemicals, proposals requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, or proposals requiring that a company reformulate its products within a certain timeframe.	A

9.21.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Arctic National Wildlife Refuge	Requests for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR)	A

9.22.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: CERES Principles	Proposals to adopt the CERES Principles	A

9.23.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Environmental-Economic Risk Report	Proposals requests reports assessing economic risks of environmental pollution or climate change or reports outlining potential environmental damage from operations in protected regions, including wildlife refuges.	A

9.24.	Social and Environmental Issues	Environmental Reports	Proposals for reports disclosing the company’s environmental policies.	A

9.25.	Social and Environmental Issues	Nuclear Safety	Proposals requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods	A

9.26.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Global Warming	Proposals to make reports on the level of greenhouse gas emissions from the company’s operations and products.	A

9.27.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Recycling	Proposals to adopt a comprehensive recycling strategy	A

9.28.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Renewable Energy	Proposals to invest in renewable energy sources.	A

9.29.	Social and Environmental Issues	Renewable Energy	Requests for reports on the feasibility of developing renewable energy sources	A

9.30.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Sustainability Report	Proposals to make report on its policies and practices related to social, environmental, and economic sustainability	A

9.31.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Efficiency Report	Report on energy efficiency	A

9.32.	Social and Environmental Issues	ENVIRONMENT AND ENERGY: Kyoto Protocol	Proposals requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets	A

9.33.	Social and Environmental Issues	LAND USE	Proposals that request the disclosure of detailed information on a company’s policies related to land use or development	A

9.34.	Social and Environmental Issues	CAFOs	Proposals requesting that companies report to shareholders on the risks and liabilities associated with concentrated animal feeding operations (CAFOs)	A

9.35.	Social and Environmental Issues	GENERAL CORPORATE ISSUES: Charitable/ Political Contributions	Proposals to affirm political nonpartisanship in the workplace	A

9.36.	Social and Environmental Issues	Charitable/ Political Contributions	Proposals to report or publish in newspapers the company’s political and/or charitable contributions	A

9.37.	Social and Environmental Issues	Charitable/ Political Contributions	Proposals to prohibit the company from making political contributions	A

9.38.	Social and Environmental Issues	Charitable/ Political Contributions	Proposals to restrict the company from making charitable contributions	A

9.39.	Social and Environmental Issues	Charitable/ Political Contributions	Proposals to publish a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company	A

9.40.	Social and Environmental Issues	Charitable/ Political Contributions	Proposals seeking greater disclosure of lobbying expenses and political contributions and expenditures	C

9.41.	Social and Environmental Issues	GENERAL CORPORATE ISSUES: Link Executive Compensation to Social Performance	Proposals to review ways of linking executive compensation to social factors	A

9.42.	Social and Environmental Issues	LABOR STANDARDS AND HUMAN RIGHTS: China Principles	Proposals to implement the China Principles.	A

9.43.	Social and Environmental Issues	LABOR STANDARDS AND HUMAN RIGHTS: Country-specific human rights reports	Proposals to make reports detailing the company’s operations in a particular country and steps to protect human rights	A

9.44.	Social and Environmental Issues	LABOR STANDARDS AND HUMAN RIGHTS: International Codes of Conduct/Vendor Standards	Proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring	A

9.45.	Social and Environmental Issues	LABOR STANDARDS AND HUMAN RIGHTS: MacBride Principles	Proposals to endorse or increase activity on the MacBride Principles.	A

9.46.	Social and Environmental Issues	MILITARY BUSINESS: Foreign Military Sales/Offsets	Proposals to make reports on foreign military sales or offsets.	A

9.47.	Social and Environmental Issues	MILITARY BUSINESS: Landmines and Cluster Bombs	Proposals asking the company to renounce future involvement in antipersonnel landmine production	A

9.48.	Social and Environmental Issues	MMILITARY BUSINESS: Nuclear Weapons	Proposals asking the company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts	A

9.49.	Social and Environmental Issues	MILITARY BUSINESS: Operations in Nations Sponsoring Terrorism (Iran)	Proposals asking the company to appoint a board committee review and report outlining the company’s financial and reputational risks from its operations in Iran,	A

9.50.	Social and Environmental Issues	MILITARY BUSINESS: Spaced-Based Weaponization	Proposals asking the company to make reports on a company’s involvement in spaced-based weaponization	A

9.51.	Social and Environmental Issues	WORKPLACE DIVERSITY: Board Diversity	Requests for reports on the company’s efforts to diversify the board	A

9.52.	Social and Environmental Issues	WORKPLACE DIVERSITY: Board Diversity	Proposals asking the company to increase the representation of women and minorities on the board	C

9.53.	Social and Environmental Issues	WORKPLACE DIVERSITY: Equal Employment Opportunity (EEO)	Proposals to increase regulatory oversight of EEO programs	A

9.54.	Social and Environmental Issues	WORKPLACE DIVERSITY: Glass Ceiling	To increase regulatory oversight of EEO programs and Glass Ceiling proposals	A

9.55.	Social and Environmental Issues	WORKPLACE DIVERSITY: Sexual Orientation	Exclude reference to sexual orientation from the EEO statement	A

9.56.	Social and Environmental Issues	WORKPLACE DIVERSITY: Sexual Orientation	Proposals to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation	F

9.57.	Social and Environmental Issues	Sexual Orientation	Proposals to extend company benefits to or eliminate benefits from domestic partners	A

9.57	Social and Environmental Issues	Outsourcing	Proposals asking for companies to report on the risks associated with outsourcing or offshoring.	A

9.58	Social and Environmental Issues	Community Impact Assessment	Proposals asking for reports outlining the potential community impact of company operations in specific regions.	A

9.59	Social and Environmental Issues	Internet Privacy and Censorship	Proposals requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.	C

9.60	Social and Environmental Issues	Adoption of Health Care Reform Principles	Proposals to adopt the implementation of national health care reform principles at the company level.	A

10.0.	Mutual Fund Proxies	Election of Directors	Director nominees who are not described below	F

10.1.	Mutual Fund Proxies	Election of Directors	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years	W

10.2.	Mutual Fund Proxies	Convert Closed-end Fund to Open-end Fund	Conversion Proposals	C

10.3.	Mutual Fund Proxies	Proxy Contests	Proxy Contests	C

10.4.	Mutual Fund Proxies	Investment Advisory Agreements	Investment Advisory Agreements	F

10.5.	Mutual Fund Proxies	Approve New Classes or Series of Shares	The establishment of new classes or series of shares.	F

10.6.	Mutual Fund Proxies	Change Fundamental Restriction to Nonfundamental Restriction	Proposals to change the Fund’s fundamental restriction to a non fundamental restriction	C

10.7.	Mutual Fund Proxies	Change Fundamental Investment Objective to Nonfundamental	Proposals to change the Fund’s fundamental investment objective to a non fundamental investment objective	C

10.8.	Mutual Fund Proxies	Name Change Proposals	Name change proposals.	F

10.9.	Mutual Fund Proxies	Change in Fund’s Sub classification	To change the Fund’s sub-classification	F

10.10.	Mutual Fund Proxies	Disposition of Assets/Termination/Liquidation	To dispose of assets, liquidate or terminate the fund	F

10.11.	Mutual Fund Proxies	Changes to the Charter Document	To make changes to the charter document	C

10.12.	Mutual Fund Proxies	Changes to the Charter Document	Removal shareholder approval requirement to reorganize or terminate the trust or any of its series	F

10.13.	Mutual Fund Proxies	Changes to the Charter Document	Removal of shareholder approval requirement for amendments to the new declaration of trust	F

10.14.	Mutual Fund Proxies	Changes to the Charter Document	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act	F

10.15.	Mutual Fund Proxies	Changes to the Charter Document	Allow the trustees to impose other fees in addition to sales charges on investment in the Fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of the Fund’s shares	F

10.16.	Mutual Fund Proxies	Changes to the Charter Document	Removal of shareholder approval requirement to engage in and terminate Sub-advisory arrangements	F

10.17.	Mutual Fund Proxies	Changes to the Charter Document	Removal of shareholder approval requirement to change the domicile of the fund	F

10.18.	Mutual Fund Proxies	Change the Fund’s Domicile	Fund’s Reincorporation	C

10.19.	Mutual Fund Proxies	Authorize the Board to Hire and Terminate Subadvisors Without Shareholder Approval	Proposals authorizing the board to hire/terminate sub-advisors without shareholder approval.	F

10.20.	Mutual Fund Proxies	Distribution Agreements	Distribution agreements	F

10.21.	Mutual Fund Proxies	Master-Feeder Structure	Establishment of a master-feeder structure.	F

10.22.	Mutual Fund Proxies	Mergers	Mergers and Acquisitions	C

10.23.	Mutual Fund Proxies	Shareholder Proposals to Establish Director Ownership Requirement	To mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board	A

10.24.a	Mutual Fund Proxies	Shareholder Proposals to Reimburse Proxy Solicitation Expenses	To reimburse proxy solicitation expenses if dissident wins	F

10.24.b	Mutual Fund Proxies	Shareholder Proposals to Reimburse Proxy Solicitation Expenses	To reimburse proxy solicitation expenses (except as described above)	A

10.25.	Mutual Fund Proxies	Shareholder Proposals to Terminate Investment Advisor	To terminate the investment advisor	C

RidgeWorth Funds (“Registrant”)

Part C: Other Information

Item 15. Indemnification

Indemnification of Registrant’s principal underwriter against certain losses is provided for in Section 1.12 of the Distribution Agreement filed as Exhibit (e)(1) to the Registrant’s Registration Statement on Form N-1A.

In addition, Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a)(1) to the Registrant’s Registration Statement on Form N-1A provides that, subject to the exceptions and limitations contained in Article VIII, every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. No indemnification shall be provided hereunder to a Trustee or Officer who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 16. Exhibits

(1)(a)	Agreement and Declaration of Trust, dated January 15, 1992, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 15, filed July 31, 1996.

(1)(b)	Amendment, dated March 31, 2008, to Agreement and Declaration of Trust is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 74, filed May 16, 2008.

(1)(c)	Amendment, dated July 17, 2014, to Agreement and Declaration of Trust is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 93, filed July 30, 2014.

(2)(a)	Amended and Restated By-Laws, dated August 15, 2000, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 37, filed September 21, 2000.

(2)(b)	Amendment No. 1, effective March 31, 2008, to Amended and Restated By-Laws is incorporated herein by reference to Exhibit (b)(2) of Post-Effective Amendment No. 75, filed May 30, 2008.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to the Combined Proxy Statement and Prospectus.

(5)	Instruments Defining Rights of Security Holders are incorporated herein by reference to the Registrant’s Agreement and Declaration of Trust and By-Laws.

(6)(a)	Investment Advisory Agreement dated May 30, 2014, between RidgeWorth Funds (the “Registrant”) and RidgeWorth Capital Management LLC (“RidgeWorth Investments”) is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 93, filed July 30, 2014.

(6)(a)(1)	Amended Schedule A, dated [ ], to the Investment Advisory Agreement between the Registrant and RidgeWorth Investments to be filed by amendment.

(6)(b)	Investment Subadvisory Agreement, dated May 30, 2014, between RidgeWorth Investments and Zevenbergen Capital Investments, LLC (“Zevenbergen”) is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 93, filed July 30, 2014.

(6)(c)	Investment Subadvisory Agreement, dated May 30, 2014, between RidgeWorth Investments and Ceredex Value Advisors LLC (“Ceredex”) is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 93, filed July 30, 2014.

(6)(d)	Investment Subadvisory Agreement, dated May 30, 2014, between RidgeWorth Investments and Seix Investment Advisors LLC (“Seix”) is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 93, filed July 30, 2014.

(6)(d)(1)	Amended Schedule A, dated August 1, 2015, to the Investment Subadvisory Agreement between RidgeWorth Investments and Seix is incorporated herein by reference to Exhibit (d)(5)(i) of Post-Effective Amendment No. 99, filed July 29, 2015.

(6)(e)	Investment Subadvisory Agreement, dated May 30, 2014, between RidgeWorth Investments and Silvant Capital Management LLC (“Silvant”) is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 93, filed July 30, 2014.

(6)(e)(1)	Amended Schedule A, dated January 30, 2015, to the Investment Subadvisory Agreement between the RidgeWorth Investments and Silvant is incorporated herein by reference to Exhibit (d)(6)(i) of Post-Effective Amendment No. 95, filed January 30, 2015.

(6)(f)	Investment Subadvisory Agreement, dated September 1, 2015, between RidgeWorth Investments and WCM Investment Management (“WCM”) to be filed by amendment.

(6)(g)	Investment Subadvisory Agreement, dated [ ], between RidgeWorth Investments and Capital Innovations, LLC (“Capital Innovations”) to be filed by amendment.

(6)(h)	Expense Limitation Agreement, dated [ ], among the Registrant, RidgeWorth Investments, Capital Innovations, Ceredex, Silvant, Seix, WCM and Zevenbergen to be filed by amendment.

(7)(a)	Distribution Agreement, dated March 31, 2009, between the Registrant and RidgeWorth Distributors LLC (“RidgeWorth Distributors”) is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 80, filed July 29, 2009.

(7)(b)	First Amendment, dated August 1, 2009, to the Distribution Agreement between the Registrant and RidgeWorth Distributors is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 81, filed May 28, 2010.

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(7)(c)	Second Amendment, dated July 19, 2010, to the Distribution Agreement between the Registrant and RidgeWorth Distributors is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 83, filed May 27, 2011.

(7)(d)	Third Amendment, dated April 27, 2012, to the Distribution Agreement between the Registrant and RidgeWorth Distributors is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 89, filed May 24, 2013.

(7)(e)	Fourth Amendment, dated January 30, 2015, to the Distribution Agreement between the Registrant and RidgeWorth Distributors is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 95, filed January 30, 2015.

(8)	Not applicable.

(9)(a)	Master Custodian Agreement, dated August 30, 2010, between the Registrant and State Street Bank and Trust Company (“State Street”) is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 83, filed May 27, 2011.

(9)(a)(1)	Notice to the Master Custodian Agreement between the Registrant and State Street is incorporated herein by reference to Exhibit (g)(1)(i) of Post-Effective Amendment No. 95, filed January 30, 2015.

(10)(a)	Shareholder Servicing Plan, dated November 20, 2008, relating to R Shares, is incorporated herein by reference to Exhibit (h)(12) of Post-Effective Amendment No. 77, filed December 15, 2008.

(10)(a)(1)	Amended Schedule A, dated August 1, 2015, to the Shareholder Servicing Plan, relating to R Shares, is incorporated herein by reference to Exhibit (h)(2)(i) of Post-Effective Amendment No. 99, filed July 29, 2015.

(10)(b)	Shareholder Servicing Plan, dated May 23, 2013, with respect to A Shares and I Shares, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 89, filed May 24, 2013.

(10)(b)(1)	Amended Schedule A, dated August 1, 2015, to the Shareholder Servicing Plan, relating to A Share and I Shares, to be filed by amendment.

(10)(c)	Shareholder Service Fee Allocation Agreement, dated August 1, 2009, between the Registrant and RidgeWorth Investments is incorporated herein by reference to Exhibit (h)(22) of Post-Effective Amendment No. 81, filed May 28, 2010.

(10)(d)	Distribution and Service Plan, dated May 17, 2005, as amended March 31, 2008, relating to A Shares is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 81, filed May 28, 2010.

(10)(d)(1)	Amended Schedule A, dated August 1, 2015, to the Distribution and Service Plan, relating to A Shares, to be filed by amendment.

(10)(e)	Distribution and Service Plan, dated May 17, 2005, as amended November 30, 2010, relating to C Shares, is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No, 87, filed July 27, 2012.

(10)(f)	Distribution and Service Plan, dated May 14, 2009, relating to R Shares, is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 79, filed May 29, 2009.

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(10)(g)	Rule 18f-3 Multiple Class Plan, as amended May 20, 2014, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 93, filed July 30, 2014.

(11)	Opinion and Consent of Counsel regarding legality of issuance of shares is filed herewith.

(12)	Form of Opinion of Counsel on tax matters is filed herewith.

(13)(a)	Administration Agreement, dated August 30, 2010, between the Registrant and State Street is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 83, filed May 27, 2011.

(13)(a)(1)	Notice to the Administration Agreement between the Registrant and State Street is incorporated herein by reference to Exhibit (h)(1)(i) of Post-Effective Amendment No. 95, filed January 30, 2015.

(13)(b)	Securities Lending Management Agreement, dated March 11, 2015, between the Registrant and State Street to be filed by amendment.

(13)(c)	Fund Services Agreement, dated May 30, 2014, between the Registrant and RidgeWorth Investments is filed is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 93, filed July 30, 2014.

(13)(d)	Transfer Agency and Service Agreement, dated August 20, 2010, between the Registrant and Boston Financial Data Services, Inc. (“BFDS”) is incorporated herein by reference to Exhibit (h)(11) of Post-Effective Amendment No. 84, filed July 29, 2011.

(13)(d)(1)	Amendment, dated December 1, 2011, to the Transfer Agency and Service Agreement between the Registrant and BFDS is incorporated herein by reference to Exhibit (h)(7)(i) of Post-Effective Amendment No. 87, filed July 27, 2012.

(13)(d)(2)	Amendment, April 26, 2013, to the Transfer Agency and Service Agreement between the Registrant and BFDS is incorporated herein by reference to Exhibit (h)(7)(ii) of Post-Effective Amendment No. 93, filed July 30, 2014.

(13)(d)(3)	Amendment, dated April 29, 2014, to the Transfer Agency and Service Agreement between the Registrant and BFDS is incorporated herein by reference to Exhibit (h)(7)(iii) of Post-Effective Amendment No. 93, filed July 30, 2014.

(14)	Consent of independent registered accountant is filed herewith.

(15)	Not applicable.

(16)	Power of Attorney, dated November 18, 2014, for each of Tim E. Bentsen, Jeffrey M. Biggar, Sidney E. Harris, Connie D. McDaniel, George C. Guynn, and Ashi Parikh is incorporated herein by reference to Exhibit (q)(1) of Post-Effective Amendment No. 98, filed May 29, 2015.

(17)(a)	Registrant’s Code of Ethics as amended February 27, 2013, is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 99, filed July 29, 2015.

(17)(b)	Code of Ethics for RidgeWorth Investments, Ceredex, Silvant and Seix as amended January 1, 2015, is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 99, filed July 29, 2015.

(17)(c)	Code of Ethics for Zevenbergen as amended December 31, 2014, is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 99, filed July 29, 2015.

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(17)(d)	Code of Ethics for WCM to be filed by amendment.

(17)(e)	Code of Ethics for Capital Innovations to be filed by amendment.

(17)(f)	Code of Ethics for RidgeWorth Distributors is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment No. 83, filed May 27, 2011.

(17)(g)	Form of Proxy Card is filed herewith.

(17)(h)	Prospectus of Target Fund dated April 1, 2015 is filed herewith.

(17)(i)	Semi-Annual Report of Target Fund dated May 31, 2015 is filed herewith.

(17)(j)	Annual Report of Target Fund dated November 30, 2014 is filed herewith.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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NOTICE

A copy of the Agreement and Declaration of Trust, as amended, for the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and by its trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the trustees, officers, or shareholders individually but are binding only upon the assets and property of the Registrant.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Atlanta, and State of Georgia, on the 15th day of December, 2015.

By:	/s/ Julia R. Short
Julia R. Short
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Jeffrey M. Biggar*	Trustee	December 15, 2015
Jeffrey M. Biggar

/s/ George C. Guynn*	Trustee	December 15, 2015
George C. Guynn

/s/ Sidney E. Harris*	Trustee	December 15, 2015
Sidney E. Harris

/s/ Connie D. McDaniel*	Trustee	December 15, 2015
Connie D. McDaniel

/s/ Tim E. Bentsen*	Trustee	December 15, 2015
Tim E. Bentsen

/s/ Ashi Parikh*	Trustee	December 15, 2015
Ashi Parikh

/s/ Julia R. Short	President and Chief Executive Officer	December 15, 2015
Julia R. Short

/s/ Benjamin H. Lowe	Treasurer and Chief Financial Officer	December 15, 2015
Benjamin H. Lowe

*By:	/s/ Karen Jacoppo-Wood
Karen Jacoppo-Wood

*	Pursuant to Powers of Attorney

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